UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Edward C. Wood III 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	6/30

Date of reporting period:	6/30/09

Item 1.  Reports to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

June 30, 2009

MUTUAL FUNDS

Van Kampen

American Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Russell Midcap® Value Index from 6/30/99 through 6/30/09. Class A shares, adjusted for sales charges.

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93		I Shares since 2/07/06	R Shares since 3/20/07
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges	w/o sales charges
Since Inception	7.03%	6.63%	6.24%	6.24%	6.26%	6.26%	-5.97%	-16.17%
10-year	1.01	0.41	0.49	0.49	0.31	0.31	N/A	N/A
5-year	0.31	-0.87	-0.03	-0.26	-0.43	-0.43	N/A	N/A
1-year	-26.17	-30.41	-26.22	-29.82	-26.68	-27.40	-25.99	-26.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year return for Class B shares reflects its conversion into Class A shares eight years after purchase. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales.

The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment

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programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report

For the 12-month period ended June 30, 2009

Market Conditions

The stock market remained in negative territory for the 12-month period ended June 30, 2009, despite an upturn that began in March 2009. The second half of 2008 saw a deepening of the financial crisis as Lehman Brothers declared bankruptcy in September, leading to panic selling and extreme volatility in the market. Although we saw the first signs of downward pressure on the market moderating somewhat in December of 2008, sentiment quickly worsened again in early 2009 based on the combination of dismal fourth quarter corporate earnings reported in January, downward revision of the fourth quarter gross domestic product (GDP) growth rate, bleak outlooks from company managements, another month of rising job losses, and a record low in consumer confidence in February. After months of anticipating how the incoming presidential administration might manage the financial crisis, investors found little solace in the initial bank recovery plan proposed by the new Treasury secretary. Against this backdrop, the market continued to fall in January and February.

Some positive news in March from the economic, corporate, and policy fronts led the market in the direction of a rally.

•  Given the market's extremely oversold conditions, investors appeared to accept that although the economy was still mired in recession, at least its rate of decline might be slowing. Preliminary estimates reported during the period showed first quarter GDP growth fell at an annual rate of 5.5 percent, compared to 6.3 percent in the previous quarter. During this period inflation concerns also began to resurface—driven largely by the federal government's spending proposals, increased oil prices, and importantly, the sell-off in Treasuries as it appeared that the economy may have seen the worst.

•  Improving news on the corporate front including enhanced profitability at some of the large banks, consolidations in the pharmaceuticals industry and improving retail sales bolstered investors' confidence. Additionally, the first quarter 2009 earnings season went better than expected as many companies beat analysts' subdued expectations.

•  Finally, policy actions announcements on the margin were positively received and began to make impact, as the Treasury and Federal Reserve announced plans to buy longer-dated Treasury securities, thereby keeping those rates lower (a positive for the mortgage market and homeowners), and also announced plans to support structures which would remove "toxic" assets from banks' portfolios.

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Although the second quarter of 2009 marked the first positive quarterly return in the broad market (as measured by the S&P 500® Index) since the third quarter of 2007, the rally recovered only a small portion of the market's losses. In the context of this 12-month period, the mid-cap value universe, as represented by the Russell Midcap® Value Index (the "Index"), fell 30.52 percent.

Performance Analysis

All share classes of Van Kampen American Value Fund outperformed the Russell Midcap® Value Index (the "Index") for the 12 months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2009

Class A	Class B	Class C	Class I	Class R	Russell Midcap® Value Index
-26.17%	-26.22%	-26.68%	-25.99%	-26.36%	-30.52%

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund's outperformance of the Index was attributable primarily to three sectors:

•  Stock selection in the financials sector was the most significant contributor to relative gains. The portfolio has maintained an underweight in the sector versus the Index for some time, and in particular a lack of exposure to commercial banks, which performed poorly during the period. The Fund's underexposure was based on our concerns about the quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence. Performance was further bolstered by holdings in a company with capital markets exposure, a bank with considerably less exposure to subprime mortgage lending because of its focus on high net worth clients, and property and casualty insurance companies, which maintained more conservative balance sheets than other types of financial companies.

•  In the industrials sector, stock selection was additive to relative returns, largely driven by a holding in an aerospace and defense company. The company's government defense contracts have provided somewhat of a cushion against the cyclicality of the aviation industry, which has suffered from shrinking demand in the economic downturn.

•  An underweight position in the energy sector also helped relative performance. With the oil prices retreating from their July 2008 high, the broad energy sector

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declined dramatically over the 12-month period overall. The underweight in the sector helped the Fund avoid most of that downturn. While we continue to monitor the price fluctuations of oil, our focus is always on the fundamentals of the companies within the sector and tilting risk/reward scales in our favor.

However, other investments were disadvantageous to performance relative to the Index:

•  The healthcare sector was the main area of relative weakness, as our stock selection, especially in health care services, hampered performance. Within this segment, the Fund's holdings in hospital companies were negatively affected by a decline in admittance rates in the weakening economic environment as well as cutbacks in Medicare and Medicaid spending. The portfolio continued to hold an overweight in the sector.

•  Stock selection in the consumer staples sector was the other primary detractor from relative performance, driven mostly by a cosmetics company. Although the stock is classified as a "staple," beauty products have tended to be more sensitive to discretionary spending. The company was hurt by slowing demand for its products amid the global economic slump, as it gains a considerable portion of its revenues from international markets. On average, the portfolio held an underweight in the consumer staples sector for the 12-month period.

Market Outlook

In our view, the recent market bounce off the bottom has in many ways been similar to other cyclical bounces—most everything appreciated fairly materially, and many of the names that had sold off the most, in turn rebounded the most. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

The past six months have been an extremely challenging environment for investors. In addition to the great swings in valuation, we have had, and continue to have, the prospect of relatively significant changes in both the financial and political landscapes. Throughout all of this, we focus on one constant—the investment philosophy underlying our stock selection process. We continue to seek out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving) and may take the form of growth, consolidation within an industry/sector, a management change, or some combination of these elements. This process is designed to tilt

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risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) can be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward our investors' downside, while offering our investors the potential opportunity to outperform the market.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 6/30/09 (Unaudited)
Perot Systems Corp., Class A	4.3%
El Paso Corp.	4.1
Beckman Coulter, Inc.	4.1
Pentair, Inc.	4.0
HEALTHSOUTH Corp.	4.0
Autoliv, Inc.	4.0
Valspar Corp.	3.9
Goodrich Corp.	3.7
Zebra Technologies Corp., Class A	3.4
American Electric Power Co., Inc.	3.1
Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
Property & Casualty Insurance	5.3%
Insurance Brokers	5.3
Electric Utilities	4.8
Asset Management & Custody Banks	4.8
Computer Hardware	4.8
IT Consulting & Other Services	4.3
Oil & Gas Storage & Transportation	4.1
Health Care Equipment	4.1
Industrial Machinery	4.0
Health Care Facilities	4.0
Auto Parts & Equipment	4.0
Specialty Chemicals	3.9
Aerospace & Defense	3.7
Office Electronics	3.4
Multi-Utilities	3.0
Office Services & Supplies	2.6
Data Processing & Outsourcing Services	2.5
Packaged Foods & Meats	2.3
Motorcycle Manufacturers	2.3
Human Resource & Employment Services	2.2
Electronic Equipment Manufacturers	2.0
Healthcare	2.0
Personal Products	1.9
Paper Packaging	1.9
Household Appliances	1.9
Housewares & Specialties	1.8
(continued on next page)

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Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
(continued from previous page)
Regional Banks	1.8%
Integrated Oil & Gas	1.7
Electronic Manufacturing Services	1.6
Food Distributors	1.5
Oil & Gas Exploration & Production	1.1
Automotive Retail	1.0
Investment Banking & Brokerage	0.9
Diversified Banks	0.6
Retail Regional Malls	0.5
Retail REIT's	0.5
Total Long-Term Investments	98.1
Repurchase Agreements	2.0
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

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Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/09	6/30/09	1/1/09-6/30/09
Class A
Actual	$1,000.00	$1,081.58	$7.74
Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.50
Class B
Actual	1,000.00	1,081.30	8.46
Hypothetical (5% annual return before expenses)	1,000.00	1,016.66	8.20
Class C
Actual	1,000.00	1,078.20	11.44
Hypothetical (5% annual return before expenses)	1,000.00	1,013.79	11.08
Class I
Actual	1,000.00	1,083.29	6.46
Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26
Class R
Actual	1,000.00	1,080.23	9.03
Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	8.75

*  Expenses are equal to the Fund's annualized expense ratio of 1.50%, 1.64%, 2.22%, 1.25% and 1.75% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratios for Class B and C shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated

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all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss

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with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from the investment adviser's relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

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Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2009

Description	Number of Shares	Value
Common Stocks 98.1%
Aerospace & Defense 3.7%
Goodrich Corp.	354,010	$17,689,880
Asset Management & Custody Banks 4.8%
Invesco Ltd. (Bermuda)	470,455	8,383,508
Northern Trust Corp.	265,315	14,242,109
		22,625,617
Auto Parts & Equipment 4.0%
Autoliv, Inc.	653,700	18,806,949
Automotive Retail 1.0%
O'Reilly Automotive, Inc. (a)	126,700	4,824,736
Computer Hardware 4.8%
Diebold, Inc.	551,050	14,525,678
Teradata Corp. (a)	344,200	8,064,606
		22,590,284
Data Processing & Outsourcing Services 2.5%
Fidelity National Information Services, Inc.	586,500	11,706,540
Diversified Banks 0.6%
Comerica, Inc.	145,100	3,068,865
Electric Utilities 4.8%
American Electric Power Co., Inc.	506,170	14,623,251
Edison International, Inc.	264,900	8,333,754
		22,957,005
Electronic Equipment Manufacturers 2.0%
Agilent Technologies, Inc. (a)	477,000	9,687,870
Electronic Manufacturing Services 1.6%
Flextronics International Ltd. (Singapore) (a)	1,803,376	7,411,875
Food Distributors 1.5%
Sysco Corp.	316,200	7,108,176
Health Care Equipment 4.1%
Beckman Coulter, Inc.	337,480	19,283,607
Health Care Facilities 4.0%
HEALTHSOUTH Corp. (a)	1,325,210	19,136,032

See Notes to Financial Statements
15

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Healthcare 2.0%
Brookdale Senior Living, Inc.	952,062	$9,273,084
Household Appliances 1.9%
Snap-On, Inc.	309,300	8,889,282
Housewares & Specialties 1.8%
Newell Rubbermaid, Inc.	830,690	8,647,483
Human Resource & Employment Services 2.2%
Robert Half International, Inc.	450,400	10,638,448
Industrial Machinery 4.0%
Pentair, Inc.	750,230	19,220,893
Insurance Brokers 5.3%
Marsh & McLennan Cos., Inc.	602,756	12,133,478
Willis Group Holdings Ltd. (Bermuda)	508,400	13,081,132
		25,214,610
Integrated Oil & Gas 1.7%
Hess Corp.	146,380	7,867,925
Investment Banking & Brokerage 0.9%
Charles Schwab Corp.	254,800	4,469,192
IT Consulting & Other Services 4.3%
Perot Systems Corp., Class A (a)	1,429,770	20,488,604
Motorcycle Manufacturers 2.3%
Harley-Davidson, Inc.	665,961	10,795,228
Multi-Utilities 3.0%
Wisconsin Energy Corp.	350,540	14,270,484
Office Electronics 3.4%
Zebra Technologies Corp., Class A (a)	677,500	16,029,650
Office Services & Supplies 2.6%
Avery Dennison Corp.	485,100	12,457,368
Oil & Gas Exploration & Production 1.1%
EOG Resources, Inc.	80,100	5,440,392
Oil & Gas Storage & Transportation 4.1%
El Paso Corp.	2,124,010	19,604,612

See Notes to Financial Statements
16

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Packaged Foods & Meats 2.3%
ConAgra Foods, Inc.	585,620	$11,161,917
Paper Packaging 1.9%
Sonoco Products Co.	373,700	8,950,115
Personal Products 1.9%
Estee Lauder Cos., Inc., Class A	275,060	8,986,210
Property & Casualty Insurance 5.3%
ACE Ltd. (Switzerland)	317,738	14,053,552
Aspen Insurance Holdings Ltd. (Bermuda)	502,829	11,233,200
		25,286,752
Regional Banks 1.8%
BB&T Corp.	279,500	6,143,410
KeyCorp	472,861	2,477,792
		8,621,202
Retail Regional Malls 0.5%
Weingarten Realty Investors	173,000	2,510,230
Retail REIT's 0.5%
Simon Property Group, Inc.	46,710	2,402,295
Specialty Chemicals 3.9%
Valspar Corp.	829,830	18,696,070
Total Long-Term Investments 98.1% (Cost $594,303,244)		466,819,482

Repurchase Agreements 2.0%
Banc of America Securities ($535,144 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $535,145)	535,144
JPMorgan Chase & Co. ($9,038,786 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $9,038,798)	9,038,786
State Street Bank & Trust Co. ($70 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $70)	70
Total Repurchase Agreements 2.0% (Cost $9,574,000)	9,574,000

See Notes to Financial Statements
17

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Value
Total Investments 100.1% (Cost $603,877,244)	$476,393,482
Liabilities in Excess of Other Assets (0.1%)	(637,879)
Net Assets 100.0%	$475,755,603

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

REIT—Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value.

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks
Aerospace & Defense	$17,689,880	$—	$—	$17,689,880
Asset Management & Custody Banks	22,625,617	—	—	22,625,617
Auto Parts & Equipment	18,806,949	—	—	18,806,949
Automotive Retail	4,824,736	—	—	4,824,736
Computer Hardware	22,590,284	—	—	22,590,284
Data Processing & Outsourcing Services	11,706,540	—	—	11,706,540
Diversified Banks	3,068,865	—	—	3,068,865
Electric Utilities	22,957,005	—	—	22,957,005
Electronic Equipment Manufacturers	9,687,870	—	—	9,687,870
Electronic Manufacturing Services	7,411,875	—	—	7,411,875
Food Distributors	7,108,176	—	—	7,108,176
Health Care Equipment	19,283,607	—	—	19,283,607
Health Care Facilities	19,136,032	—	—	19,136,032

See Notes to Financial Statements
18

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2009 continued

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Healthcare	$9,273,084	$—	$—	$9,273,084
Household Appliances	8,889,282	—	—	8,889,282
Housewares & Specialties	8,647,483	—	—	8,647,483
Human Resources & Employment Services	10,638,448	—	—	10,638,448
Industrial Machinery	19,220,893	—	—	19,220,893
Insurance Brokers	25,214,610	—	—	25,214,610
Integrated Oil & Gas	7,867,925	—	—	7,867,925
Investment Banking & Brokerage	4,469,192	—	—	4,469,192
IT Consulting & Other Services	20,488,604	—	—	20,488,604
Motorcycle Manufacturers	10,795,228	—	—	10,795,228
Multi-Utilities	14,270,484	—	—	14,270,484
Office Electronics	16,029,650	—	—	16,029,650
Office Services & Supplies	12,457,368	—	—	12,457,368
Oil & Gas Exploration & Production	5,440,392	—	—	5,440,392
Oil & Gas Storage & Transportation	19,604,612	—	—	19,604,612
Packaged Foods & Meats	11,161,917	—	—	11,161,917
Paper Packaging	8,950,115	—	—	8,950,115
Personal Products	8,986,210	—	—	8,986,210
Property & Casualty Insurance	25,286,752	—	—	25,286,752
Regional Banks	8,621,202	—	—	8,621,202
Retail Regional Malls	2,510,230	—	—	2,510,230
Retail REIT's	2,402,295	—	—	2,402,295
Speciality Chemicals	18,696,070	—	—	18,696,070
Short-Term Investments	—	9,574,000	—	9,574,000
Total Assets	$466,819,482	$9,574,000	$—	$476,393,482

See Notes to Financial Statements
19

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2009

Assets:
Total Investments (Cost $603,877,244)	$476,393,482
Cash	239
Receivables:
Investments Sold	2,708,680
Dividends	675,788
Fund Shares Sold	418,200
Interest	13
Other	81,656
Total Assets	480,278,058
Liabilities:
Payables:
Investments Purchased	2,347,785
Fund Shares Repurchased	1,193,211
Investment Advisory Fee	285,293
Distributor and Affiliates	137,220
Directors' Deferred Compensation and Retirement Plans	165,526
Accrued Expenses	393,420
Total Liabilities	4,522,455
Net Assets	$475,755,603
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,875,000,000 shares authorized)	$783,348,322
Accumulated Undistributed Net Investment Income	365,710
Net Unrealized Depreciation	(127,483,762)
Accumulated Net Realized Loss	(180,474,667)
Net Assets	$475,755,603
Maximum Offering Price Per Share:
Class A Shares: Net Asset value and redemption price per share (Based on net assets of $398,512,595 and 22,854,564 shares of beneficial interest issued and outstanding)	$17.44
Maximum sales charge (5.75%* of offering price)	1.06
Maximum offering price to public	$18.50
Class B Shares: Net asset value and offering price per share (Based on net assets of $31,586,304 and 1,987,375 shares of beneficial interest issued and outstanding)	$15.89
Class C Shares: Net asset value and offering price per share (Based on net assets of $33,389,594 and 2,111,046 shares of beneficial interest issued and outstanding)	$15.82
Class I Shares: Net asset value and offering price per share (Based on net assets of $8,134,811 and 464,912 shares of beneficial interest issued and outstanding)	$17.50
Class R Shares: Net asset value and offering price per share (Based on net assets of $4,132,299 and 236,914 shares of beneficial interest issued and outstanding)	$17.44

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
20

Van Kampen American Value Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2009

Investment Income:
Dividends	$12,118,848
Interest	180,247
Total Income	12,299,095
Expenses:
Investment Advisory Fee	3,841,205
Distribution (12b-1) and Service Fees
Class A	1,120,221
Class B	116,675
Class C	362,088
Class R	16,143
Transfer Agent Fees	1,694,615
Reports to Shareholders	249,699
Accounting and Administrative Expenses	125,944
Professional Fees	98,049
Registration Fees	72,907
Directors' Fees and Related Expenses	37,584
Custody	30,502
Other	29,497
Total Expenses	7,795,129
Less Credits Earned on Cash Balances	4,432
Net Expenses	7,790,697
Net Investment Income	$4,508,398
Realized and Unrealized Gain/Loss:
Net Realized Loss	$(180,018,056)
Unrealized Appreciation/Depreciation:
Beginning of the Period	(100,537,968)
End of Period	(127,483,762)
Net Unrealized Depreciation During Period	(26,945,794)
Net Realized and Unrealized Loss	$(206,963,850)
Net Decrease in Net Assets from Operations	$(202,455,452)

See Notes to Financial Statements
21

Van Kampen American Value Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2009	For The Year Ended June 30, 2008
From Investment Activities:
Operations:
Net Investment Income	$4,508,398	$2,795,657
Net Realized Gain/Loss	(180,018,056)	67,061,602
Net Unrealized Depreciation During the Period	(26,945,794)	(216,598,335)
Change in Net Assets from Operations	(202,455,452)	(146,741,076)
Distributions from Net Investment Income:
Class A Shares	(3,354,586)	(3,282,787)
Class B Shares	(292,557)	(221,608)
Class C Shares	(131,560)	-0-
Class I Shares	(79,379)	(28,066)
Class R Shares	(19,053)	(2,188)
	(3,877,135)	(3,534,649)
Distributions from Net Realized Gain:
Class A Shares	(5,547,348)	(114,688,076)
Class B Shares	(487,479)	(12,795,844)
Class C Shares	(512,025)	(11,657,571)
Class I Shares	(101,420)	(307,733)
Class R Shares	(46,806)	(105,420)
	(6,695,078)	(139,554,644)
Total Distributions	(10,572,213)	(143,089,293)
Net Change in Net Assets from Investment Activities	(213,027,665)	(289,830,369)
From Capital Transactions:
Proceeds from Shares Sold	124,866,921	282,852,783
Net Asset Value of Shares Issued Through Dividend Reinvestment	9,725,881	130,602,514
Cost of Shares Repurchased	(195,307,987)	(207,971,693)
Net Change in Net Assets from Capital Transactions	(60,715,185)	205,483,604
Total Decrease in Net Assets	(273,742,850)	(84,346,765)
Net Assets:
Beginning of the Period	749,498,453	833,845,218
End of the Period (Including accumulated undistributed net investment income/loss of $365,710 and $(137,237), respectively)	$475,755,603	$749,498,453

See Notes to Financial Statements
22

Van Kampen American Value Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$24.18	$34.55	$28.46	$24.91	$22.13
Net Investment Income (a)	0.16	0.12	0.15	0.07	0.00 (b)
Net Realized and Unrealized Gain/Loss	(6.54)	(5.01)	7.63	3.48	2.78
Total from Investment Operations	(6.38)	(4.89)	7.78	3.55	2.78
Less:
Distributions from Net Investment Income	0.14	0.14	0.10	-0-	-0-
Distributions from Net Realized Gain	0.22	5.34	1.59	-0-	-0-
Total Distributions	0.36	5.48	1.69	-0-	-0-
Net Asset Value, End of the Period	$17.44	$24.18	$34.55	$28.46	$24.91
Total Return* (c)	–26.17%	–16.43%	28.00%	14.25%	12.56%
Net Assets at End of the Period (In millions)	$398.5	$633.1	$674.6	$390.9	$246.7
Ratio of Expenses to Average Net Assets*	1.41%	1.25%	1.25%	1.29%	1.37%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.90%	0.43%	0.47%	0.25%	(0.01%)
Portfolio Turnover	60%	65%	80%	61%	82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.37%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	N/A	(0.01%)

(a)  Based on average shares outstanding.

(b)  Amount is less than $.01.

(c)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
23

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2009		2008		2007		2006		2005
Net Asset Value, Beginning of the Period	$22.11		$32.11		$26.71		$23.35		$20.91
Net Investment Income/Loss (a)	0.14		0.02		(0.08)		0.04		(0.17)
Net Realized and Unrealized Gain/Loss	(6.00)		(4.59)		7.14		3.32		2.61
Total from Investment Operations	(5.86)		(4.57)		7.06		3.36		2.44
Less:
Distributions from Net Investment Income	0.14		0.09		0.07		-0-		-0-
Distributions from Net Realized Gain	0.22		5.34		1.59		-0-		-0-
Total Distributions	0.36		5.43		1.66		-0-		-0-
Net Asset Value, End of the Period	$15.89		$22.11		$32.11		$26.71		$23.35
Total Return* (b)	–26.22	%(c)	–16.70	%(c)	27.10	%(c)	14.39	%(c)	11.72%
Net Assets at End of the Period (In millions)	$31.6		$53.9		$88.1		$85.1		$139.6
Ratio of Expenses to Average Net Assets*	1.48	%(c)	1.59	%(c)	1.97	%(c)	1.28	%(c)	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.82	%(c)	0.08	%(c)	(0.26	%)(c)	0.16	%(c)	(0.78%)
Portfolio Turnover	60%		65%		80%		61%		82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A		N/A		2.13%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A		N/A		N/A		(0.78%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements
24

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2009		2008	2007		2006		2005
Net Asset Value, Beginning of the Period	$22.03		$32.05	$26.67		$23.51		$21.05
Net Investment Income/Loss (a)	0.03		(0.09)	(0.08)		(0.14)		(0.17)
Net Realized and Unrealized Gain/Loss	(5.96)		(4.59)	7.12		3.30		2.63
Total from Investment Operations	(5.93)		(4.68)	7.04		3.16		2.46
Less:
Distributions from Net Investment Income	0.06		-0-	0.07		-0-		-0-
Distributions from Net Realized Gain	0.22		5.34	1.59		-0-		-0-
Total Distributions	0.28		5.34	1.66		-0-		-0-
Net Asset Value, End of the Period	$15.82		$22.03	$32.05		$26.67		$23.51
Total Return* (b)	–26.68	%(c)	–17.09%	27.06	%(c)	13.39	%(c)	11.73%
Net Assets at End of the Period (In millions)	$33.4		$54.5	$70.1		$56.7		$57.5
Ratio of Expenses to Average Net Assets*	2.11	%(c)	2.00%	2.00	%(c)	2.03	%(c)	2.13%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.19	%(c)	(0.33%)	(0.28	%)(c)	(0.54	%)(c)	(0.78%)
Portfolio Turnover	60%		65%	80%		61%		82%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A	N/A		N/A		2.13%
Ratio of Net Investment Loss to Average Net Assets	N/A		N/A	N/A		N/A		(0.78%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements
25

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,			February 7, 2006 (Commencement of Operations) to
	2009	2008	2007	June 30, 2006
Net Asset Value, Beginning of the Period	$24.27	$34.65	$28.49	$27.92
Net Investment Income (a)	0.21	0.18	0.22	0.09
Net Realized and Unrealized Gain/Loss	(6.58)	(5.00)	7.65	0.48
Total from Investment Operations	(6.37)	(4.82)	7.87	0.57
Less:
Distributions from Net Investment Income	0.18	0.22	0.12	-0-
Distributions from Net Realized Gain	0.22	5.34	1.59	-0-
Total Distributions	0.40	5.56	1.71	-0-
Net Asset Value, End of the Period	$17.50	$24.27	$34.65	$28.49
Total Return (b)	–25.99%	–16.24%	28.35%	2.01%*
Net Assets at End of the Period (In millions)	$8.1	$6.9	$0.9	$0.05
Ratio of Expenses to Average Net Assets	1.19%	1.02%	1.01%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.23%	0.67%	0.69%	0.87%
Portfolio Turnover	60%	65%	80%	61%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*  Non-Annualized

See Notes to Financial Statements
26

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class R Shares	Year Ended June 30,		March 20, 2007 (Commencement of Operations) to
	2009	2008	June 30, 2007
Net Asset Value, Beginning of the Period	$24.19	$34.55	$31.71
Net Investment Income (a)	0.12	0.06	0.01
Net Realized and Unrealized Gain/Loss	(6.55)	(5.01)	2.84
Total from Investment Operations	(6.43)	(4.95)	2.85
Less:
Distributions from Net Investment Income	0.10	0.07	0.01
Distributions from Net Realized Gain	0.22	5.34	-0-
Total Distributions	0.32	5.41	0.01
Net Asset Value, End of the Period	$17.44	$24.19	$34.55
Total Return (b)	–26.36%	–16.65%	9.00%*
Net Assets at End of the Period (In millions)	$4.1	$1.1	$0.1
Ratio of Expenses to Average Net Assets	1.70%	1.51%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.73%	0.20%	0.10%
Portfolio Turnover	60%	65%	80%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*  Non-Annualized

See Notes to Financial Statements
27

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2009

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs

28

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2009 continued

are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $60,563,581, which will expire on June 30, 2017.

29

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2009 continued

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$604,041,097
Gross tax unrealized appreciation	$19,880,417
Gross tax unrealized depreciation	(147,528,032)
Net tax unrealized depreciation on investments	$(127,647,615)

F.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the fiscal years ended June 30, 2009, and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$3,877,135	$83,527,250
Long-term capital gain	6,695,078	59,562,043
	$10,572,213	$143,089,293

Permanent differences, primarily due to the tax character of REIT distributions and the Fund's investment in other Regulated Investment Companies, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2009:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$(128,316)	$128,316	$-0-

As of June 30, 2009, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$553,471

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post-October losses of $119,747,232, which are not recognized for tax purposes until the first day of the following fiscal year.

G.  Credits Earned on Cash Balances During the year ended June 30, 2009, the Fund's custody fee was reduced by $4,432 as a result of credits earned on cash balances.

H.  Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

30

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2009 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.72%
Over $1 billion	.65%

The Adviser has voluntarily agreed to reimburse the Fund for all expenses as a percent of average daily net assets in excess of 1.50%, 2.25%, 2.25%, 1.25% and 1.75% for classes A, B, C, I and R, respectively. For the year ended June 30, 2009, the Adviser did not waive any of its investment advisory fees or other expenses. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time.

For the year ended June 30, 2009, the Fund recognized expenses of approximately $26,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $88,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $418,500 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of approximately $81,700 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $119,277.

31

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2009 continued

For the year ended June 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $171,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $78,300. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2009 and 2008, transactions were as follows:

	For The Year Ended June 30, 2009		For The Year Ended June 30, 2008
	Shares	Value	Shares	Value
Sales:
Class A	5,439,511	$99,651,907	8,141,351	$243,970,858
Class B	374,016	6,191,233	590,530	16,453,078
Class C	222,543	3,534,556	471,588	12,981,836
Class I	514,668	8,822,300	280,170	7,687,357
Class R	318,691	6,666,925	57,395	1,759,654
Total Sales	6,869,429	$124,866,921	9,541,034	$282,852,783
Dividend Reinvestment:
Class A	517,033	$8,295,507	3,858,864	$108,709,116
Class B	50,864	734,711	461,329	11,887,241
Class C	40,054	565,111	384,027	9,881,037
Class I	4,204	65,694	1,223	34,544
Class R	4,138	64,858	3,216	90,576
Total Dividend Reinvestment	616,293	$9,725,881	4,708,659	$130,602,514
Repurchases:
Class A	(9,283,397)	$(163,011,073)	(5,343,674)	$(154,271,560)
Class B	(873,618)	(14,113,849)	(1,358,255)	(37,343,254)
Class C	(625,272)	(9,893,421)	(568,758)	(15,169,831)
Class I	(338,666)	(5,841,316)	(23,775)	(621,434)
Class R	(131,469)	(2,448,328)	(18,552)	(565,614)
Total Repurchases	(11,252,422)	$(195,307,987)	(7,313,014)	$(207,971,693)

4.  Redemption Fee

Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2009, the Fund received redemption fees of approximately $1,700 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

32

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2009 continued

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $315,097,056 and $332,316,961 respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets, and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

33

Van Kampen American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen American
Value Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2009

34

Van Kampen American Value Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue

New York, New York 10036

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606-4301

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2009. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. The Fund designated and paid $6,695,078 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $10,273,310 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

35

Van Kampen American Value Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

36

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

37

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

38

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

39

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

40

Van Kampen American Value Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

41

Van Kampen American Value Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

42

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

43

Your Notes

Your Notes

Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with affiliated companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (ET)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

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Van Kampen American Value Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

  Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

453, 553, 653, 658, 353
MSAVANN 08/09
IU09-03389P-Y06/09

ANNUAL REPORT

June 30, 2009

MUTUAL FUNDS

Van Kampen

Emerging Markets Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Emerging Markets Index from 6/30/99 through 6/30/09. Class A shares, adjusted for sales charges.

	A Shares since 7/6/94		B Shares since 8/1/95		C Shares since 7/6/94		I Shares since 4/6/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	4.70%	4.29%	5.32%	5.32%	3.95%	3.95%	–2.49%
10-year	7.87	7.24	7.25	7.25	7.09	7.09	—
5-year	12.80	11.48	11.95	11.79	11.93	11.93	—
1-year	–33.20	–37.04	–33.74	–36.06	–33.78	–34.25	–33.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Periods of less than one year are not annualized.

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The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 22 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report

For the 12-month period ended June 30, 2009

Market Conditions

Although the one year period ending June 30, 2009 was a volatile period for all equities in general, it ended on a positive note for emerging markets.

In the second half of 2008, as the price of oil and other commodities retreated, the U.S. experienced an unprecedented credit crisis that led to global liquidity tightening, a sharp rise in risk aversion and further declines in the emerging markets. On the positive side, central bank tightening measures taken in the first half of 2008, coupled with falling commodity prices later in 2008, helped drive inflation lower in many emerging market economies and allowed governments to cut interest rates at a fast pace. However, in emerging market economies, even good quality companies with strong balance sheets became the victims of collateral damage from the global credit crisis and financial sector woes in the developed markets.

After a rough start to 2009, when a much anticipated new U.S. administration did little to appease investor worries, signs of improvement began to surface. The markets rallied in light of a U.S. stimulus package, an improvement in global credit markets and positive economic news from China. The MSCI Emerging Markets Index returned 36.0 percent in the first half of 2009, outperforming the developed markets and posting its strongest quarterly performance in the second quarter of 2009 since its inception in 1988. Latin America (up 45.3 percent) was the best performing region followed by Asia, which rose 36.0 percent. The Emerging Europe, Middle East and Africa (EMEA) region, which rose 27.5 percent, underperformed the overall emerging markets.

Performance Analysis

All share classes of Van Kampen Emerging Markets Fund underperformed the MSCI Emerging Markets Index (the "Index") for the 12 months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2009

Class A	Class B	Class C	Class I	MSCI Emerging Markets Index
–33.20%	–33.74%	–33.78%	–33.08%	–28.07%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

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The Fund's relative underperformance was largely driven by its exposure to Poland, as well as its underweight to energy.

•  An overweight allocation to Poland was the biggest detractor from performance. Poland has been the worst performing market in the Index due to an underperforming financial sector and weak currency. Our strategy in Eastern Europe has been to differentiate within the region by focusing on countries that we believe remain fundamentally healthy, with generally stable gross domestic product (GDP) growth and solid balance sheets. As a result of this strategy, we remain overweight Poland and the Czech Republic relative to the Index. We believe that each country and their respective financial systems are less exposed to the risks that are present in other parts of Eastern Europe. In addition, both have the competitive advantage of a well-educated and highly skilled workforce, which will likely support strong productivity growth. This, along with substantial foreign direct investment, has historically played the most important role in a nation's long-term economic development. Once global credit conditions improve, we believe these economies should be able to resume the natural growth path that will eventually put them in line with richer Western European counterparts.

•  An underweight allocation to energy also detracted from performance. The Fund remains underweight highly cyclical companies dependent on a global growth recovery, such as commodities and energy. Demand for oil is highly sensitive to global growth. Thus, with growth in the U.S. and the developed world slowing down, oil demand should decrease, in our view.

Country and sector allocation elsewhere were more supportive of returns.

•  An overweight to India and stock selection there were positive, as were an overweight to Panama and underweight to Argentina and Egypt.

•  In terms of sector allocation, an overweight to consumer discretionary helped returns. The Fund continues to favor companies in which earnings are driven by domestic demand within emerging markets. The emerging market consumers—in sharp contrast to their U.S. counterparts—remain underleveraged. Thus, as global credit markets stabilize, we believe domestic consumption in emerging markets should resume.

Market Outlook

While the conditions are not yet in place for a major new bull market to begin, we believe a bear market is not the only other alternative. There is a middle path similar to the one experienced by Japan in the mid-1990s. Japanese stocks participated in some significant rallies during that decade, including three jumps of around 50 percent, all of which coincided with a temporary economic upturn. We expect emerging markets to continue to grow relatively faster than their developed counterparts, thus offering, in our view, a compelling combination of stronger growth prospects with attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

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Top 10 Holdings as of 6/30/09 (Unaudited)
Samsung Electronics Co., Ltd.	2.4%
Itau Unibanco Banco Multiplo SA	1.9
Taiwan Semiconductor Manufacturing Co., Ltd.	1.9
Vale SA	1.9
Industrial & Commercial Bank of China Ltd.	1.9
China Construction Bank, Class H	1.8
China Mobile Hong Kong Ltd.	1.8
America Movil SAB de CV—ADR	1.8
Hon Hai Precision Industry Co., Ltd	1.7
Petroleo Brasileiro SA—ADR	1.7
Top Five Industries as of 6/30/09 (Unaudited)
Diversified Banks	24.2%
Integrated Oil & Gas	7.4
Wireless Telecommunication Services	6.9
Semiconductors	5.4
Life & Health Insurance	3.2
Summary of Investments by Country Classification as of 6/30/09 (Unaudited)
China	17.6%
Brazil	11.9
Republic of Korea (South Korea)	11.8
Republic of China (Taiwan)	10.4
India	8.7
South Africa	6.4
Russia	4.7
Mexico	4.2
Indonesia	3.7
Turkey	3.6
Poland	2.9
Czech Republic	2.1
Thailand	2.0
Cayman Islands	1.7
Israel	1.4
Bermuda	1.3
Malaysia	0.9
United Kingdom	0.6
Hungary	0.5
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Summary of Investments by Country Classification as of 6/30/09 (Unaudited)
(continued from previous page)
Panama	0.5%
Netherlands	0.4
Total Common and Preferred Stocks	97.3
Investment Companies	0.7
Total Long-Term Investments	98.0
Repurchase Agreements	1.7
Total Investments	99.7
Foreign Currency	0.8
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

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Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

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Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/09	6/30/09	1/1/09-6/30/09
Class A
Actual	$1,000.00	$1,307.32	$13.62
Hypothetical	1,000.00	1,012.99	11.88
(5% annual return before expenses)
Class B
Actual	1,000.00	1,303.16	17.98
Hypothetical	1,000.00	1,009.17	15.69
(5% annual return before expenses)
Class C
Actual	1,000.00	1,302.43	17.98
Hypothetical	1,000.00	1,009.17	15.69
(5% annual return before expenses)
Class I
Actual	1,000.00	1,309.89	12.31
Hypothetical	1,000.00	1,014.13	10.74
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 2.38%, 3.15%, 3.15% and 2.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement

Approval of Sub-Advisory Agreement. Effective as of April 17, 2009, the Fund's investment adviser entered into an investment subadvisory agreement with Morgan Stanley Investment Management Limited (the "MSIM Ltd." or the "subadviser") to assist the investment adviser, Van Kampen Asset Management, and the Fund's existing investment subadviser, Morgan Stanley Investment Management Company ("MSIM Co."), in performing their investment advisory functions. Each of the investment adviser, MSIM Co. and MSIM Ltd. are wholly-owned subsidiaries of Morgan Stanley. As required by the Investment Company Act of 1940, at a meeting held on April 17, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment subadvisory agreement are fair and reasonable and approved the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. Pursuant to the investment subadvisory agreement, personnel employed by the investment subadviser assist in providing portfolio management services to the Fund. The Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser and the services expected to be provided by the investment subadviser, focusing on the capability of the personnel of the investment subadviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors also considered that the new subadvisory arrangement would not materially change the Fund's advisory relationship, the Fund's advisory fee would remain the same, and there would be no decrease in the nature or level of the investment advisory services provided to the Fund. The Board of Directors noted that entry into this new investment subadvisory agreement for the Fund is substantially similar to arrangements entered into by several other Van Kampen funds. The Board of Directors, including the independent directors, evaluated all of the foregoing and, after considering all factors together, has determined, in the exercise of its business judgment that continuance of the investment advisory agreement with the investment adviser coupled with approval of the investment subadvisory agreement with the investment subadviser is in the best interests of the Fund and its shareholders.

Approval of Continuation of Advisory Agreement and Sub-Advisory Agreements. Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreements between the investment adviser and the investment subadvisers be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadvisers are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreements jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the

10

subadvisory agreements and references herein to the investment adviser include collectively the investment adviser and the investment subadvisers.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the Fund's diversification status from non-diversified to diversified in 2006. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together,

11

has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses,

12

revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from the investment adviser's relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

13

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009

Description	Number of Shares	Value
Common Stocks 94.4%
Bermuda 1.3%
GOME Electrical Appliances Holdings Ltd. (a)	15,799,000	$3,934,435
Brazil 9.6%
Banco Bradesco SA—ADR	74,700	1,103,319
BM&F BOVESPA SA	438,800	2,637,951
Companhia Brasileira de Meios de Pagamento (b)	151,600	1,303,629
Companhia de Bebidas das Americas—ADR	38,100	2,470,023
Itau Unibanco Banco Multiplo SA—ADR	378,611	5,993,412
Lojas Arapua SA—GDR (a) (b) (c) (d)	24,635	0
Lojas Renner SA	26,100	287,972
MRV Engenharia e Participacoes SA	82,500	1,143,085
PDG Realty SA	99,500	1,081,069
Perdigao SA (b)	127,046	2,431,347
Petroleo Brasileiro SA—ADR	155,753	5,195,920
Vale SA—ADR	374,449	5,747,792
		29,395,519
Cayman Islands 1.7%
Belle International Holdings Ltd.	1,594,000	1,380,940
China Dongxiang Group Co.	1,084,500	727,096
China Zhongwang Holdings Ltd. (b)	2,290,400	3,144,477
		5,252,513
China 17.6%
Anhui Conch Cement Co., Ltd., Class H	339,200	2,116,409
Bank of China Ltd., Class H	9,244,000	4,380,111
Beijing Enterprises Holdings Ltd.	377,500	1,881,514
BYD Electronic International Co., Ltd. (b)	1,152,500	704,968
China Citic Bank, Class H	3,263,000	2,136,214
China Communication Services Corp., Ltd., Class H	1,440,000	888,230
China Construction Bank, Class H	7,315,000	5,655,320
China Life Insurance Co., Ltd., Class H	1,093,000	4,035,712
China Mobile Hong Kong Ltd.	555,500	5,570,197
China Oilfield Services Ltd., Class H	1,202,000	1,292,148
China Railway Construction Corp., Ltd.	402,900	620,491
China Resources Power Holdings Co., Ltd.	691,000	1,529,534
China Resources Power Holdings Co., Ltd. (rights, expiring 07/10/09) (b)	69,100	29,423
Datang International Power Generation Co., Ltd., Class H	1,650,000	997,356
Dongfeng Motor Group Co., Ltd., Class H	4,097,000	3,445,337
Fushan International Energy Group Ltd. (b)	1,168,000	653,621
Industrial & Commercial Bank of China Ltd., Class H	8,242,000	5,723,818
PetroChina Co., Ltd., Class H	4,684,000	5,167,413
Ping An Insurance Co. of China Ltd., Class H	355,000	2,394,316
Shanghai Industrial Holdings Ltd.	798,000	3,238,887
Yanzhou Coal Minining Co., Ltd., Class H	1,334,000	1,832,102
		54,293,121

See Notes to Financial Statements
14

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Czech Republic 2.1%
CEZ AS	62,416	$2,834,548
Komercni Banka AS	15,062	2,089,788
Telefonica O2 Czech Republic AS	62,310	1,419,124
		6,343,460
Hungary 0.5%
Richter Gedeon Nyrt	8,621	1,547,863
India 8.7%
Axis Bank Ltd.	111,300	1,921,562
Bharat Heavy Electricals Ltd.	74,050	3,400,974
Deccan Chronicle Holdings Ltd.	471,180	728,102
HDFC Bank Ltd.	119,598	3,705,732
HDFC Bank Ltd.—ADR	4,900	505,337
Hero Honda Motors Ltd.	75,241	2,194,438
Hindustan Construction Co.	295,800	630,748
Hindustan Petroleum Corp., Ltd.	153,814	959,792
Hindustan Unilever Ltd.	301,627	1,682,064
Infosys Technologies Ltd.	59,477	2,200,323
ITC Ltd.	219,700	874,206
Jaiprakash Associates Ltd.	449,042	1,912,407
Maruti Suzuki India Ltd.	36,633	816,300
State Bank of India Ltd.	64,963	2,362,267
Union Bank of India Ltd.	260,884	1,315,997
Unitech Ltd.	1,001,333	1,659,446
		26,869,695
Indonesia 3.7%
Astra International Tbk	721,800	1,679,748
Bank Central Asia Tbk	6,562,000	2,262,476
Bank Mandiri	5,675,500	1,749,936
Bank Rakyat Indonesia	2,847,500	1,749,563
Bumi Resources Tbk	3,306,500	599,054
Indocement Tunggal Prakarsa Tbk	716,500	542,457
Perusahaan Gas Negara	4,463,500	1,371,862
Telekomunikasi Indonesia	1,841,000	1,363,601
		11,318,697
Israel 1.4%
Check Point Software Technologies Ltd. (b)	52,992	1,243,722
Teva Pharmaceutical Industries Ltd.—ADR	63,172	3,116,907
		4,360,629
Malaysia 0.9%
Bumiputra Commerce Holdings Bhd	450,400	1,157,993
Digi.com Bhd	122,200	771,679
Tenaga Nasional Bhd	401,600	871,085
		2,800,757

See Notes to Financial Statements
15

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Mexico 4.2%
America Movil SAB de CV—ADR	143,080	$5,540,058
Desarrolladora Homex SA de CV—ADR (b)	46,461	1,295,797
Grupo Financiero Banorte SA de CV	995,300	2,411,108
Grupo Televisa SA—ADR	145,900	2,480,300
Wal-Mart de Mexico SA de CV, Class V	447,529	1,327,132
		13,054,395
Netherlands 0.4%
X5 Retail Group NV—GDR (b)	83,400	1,275,588
Panama 0.5%
Copa Holdings SA, Class A	37,139	1,516,014
Poland 2.9%
Bank Handlowy w Warszawie SA (b)	51,859	817,569
Bank Pekao SA (b)	72,771	2,630,413
Bank Zachodni WBK SA (b)	30,581	868,564
Cyfrowy Polsat SA	6,846	33,437
KGHM Polska Miedz SA	20,960	537,622
Polskie Gornictwo Naftowe I Gazownictwo SA	598,925	766,682
Powszechna Kasa Oszczednosci Bank Polski SA	263,698	2,122,305
Telekomunikacja Polska SA	212,132	1,028,007
		8,804,599
Republic of China (Taiwan) 10.4%
Acer, Inc.	954,785	1,652,828
Cathay Financial Holding Co., Ltd.	2,256,200	3,314,607
Chunghwa Telecom Co., Ltd. (b)	595,900	1,188,307
First Financial Holding Co., Ltd.	1,430,136	849,338
Fubon Financial Holding Co., Ltd. (b)	1,771,000	1,646,159
High Tech Computer Corp.	251,000	3,529,413
Hon Hai Precision Industry Co., Ltd.	1,703,610	5,244,026
Siliconware Precision Industries Co.	1,329,000	1,529,958
Taishin Financial Holdings Co., Ltd. (b)	4,725,000	1,757,547
Taiwan Fertilizer Co., Ltd.	418,000	1,235,115
Taiwan Semiconductor Manufacturing Co., Ltd.	3,489,056	5,795,797
Wistron Corp.	1,252,000	2,066,265
Wistron Corp.—GDR	12,700	210,957
Yuanta Financial Holding Co., Ltd.	3,174,000	2,123,561
		32,143,878
Republic of Korea (South Korea) 11.2%
Amorepacific Corp.	2,199	1,178,960
Cheil Communications, Inc.	6,943	1,274,744
Cheil Industries, Inc.	30,671	1,101,406
Hana Financial Group, Inc.	44,680	953,127

See Notes to Financial Statements
16

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Republic of Korea (South Korea) (Continued)
Hyundai Engineering & Construction Co., Ltd.	24,493	$1,021,473
Hyundai Motor Co.	6,964	403,632
KB Financial Group, Inc. (b)	57,060	1,900,327
KT&G Corp.	20,917	1,181,426
LG Chem Ltd.	24,499	2,671,531
LG Electronics, Inc.	16,833	1,537,874
LG Telecom Ltd.	77,720	488,909
NHN Corp. (b)	23,118	3,194,323
Samsung Electronics Co., Ltd.	16,093	7,453,038
Samsung Fire & Marine Insurance Co., Ltd.	10,605	1,560,665
Shinhan Financial Group Co., Ltd. (b)	109,676	2,754,896
Shinsegae Co., Ltd.	3,114	1,231,990
SK Telecom Co., Ltd.	9,724	1,327,581
SSCP Co., Ltd. (b)	54,319	329,394
Woongjin Coway Co., Ltd.	115,530	2,803,397
		34,368,693
Russia 4.7%
Gazprom—ADR	97,330	1,983,292
LUKOIL—ADR	77,521	3,463,502
Polyus Gold Co.—ADR	53,657	1,110,622
Rosneft Oil Co.—GDR (b)	492,972	2,705,147
RusHydro (b)	10,513,986	393,885
RusHydro—GDR (b)	230,774	874,633
Sberbank	963,954	1,213,971
Vimpel-Communications—ADR (b)	134,969	1,588,585
Wimm-Bill-Dann Foods OJSC—ADR (b)	20,504	1,126,695
		14,460,332
South Africa 6.4%
African Bank Investments Ltd.	399,822	1,442,442
Anglo Platinum Ltd.	20,510	1,454,272
AngloGold Ashanti Ltd.	56,950	2,088,461
AngloGold Ashanti Ltd.—ADR	70	2,564
Harmony Gold Mining Co., Ltd. (b)	96,800	1,001,350
Impala Platinum Holdings Ltd.	113,700	2,518,123
Mr. Price Group Ltd.	272,203	991,830
MTN Group Ltd.	317,810	4,883,222
Naspers Ltd., Class N	119,590	3,151,867
Sasol Ltd.	15,120	531,330
Tiger Brands Ltd.	94,883	1,775,088
		19,840,549
Thailand 2.0%
Bangkok Bank Public Co., Ltd.	9,300	30,341
Bangkok Bank Public Co., Ltd.—NVDR	532,500	1,675,565

See Notes to Financial Statements
17

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009 continued
Description	Number of Shares	Value
Thailand (Continued)
Kasikornbank Public Co., Ltd.	680,900	$1,435,561
Kasikornbank Public Co., Ltd.—NVDR	273,600	527,567
PTT Exploration & Production Public Co., Ltd.	208,900	833,883
PTT Public Co., Ltd.	94,900	651,793
Siam Commercial Bank Public Co., Ltd.	409,200	900,793
		6,055,503
Turkey 3.6%
Akbank TAS	439,250	1,952,085
Anadolu Efes Biracilik ve Malt Sanayii AS	133,822	1,202,558
Haci Omer Sabanci Holding AS	225,573	604,705
Turk Telekomunikasyon AS	211,454	660,495
Turkcell Iletisim Hizmetleri AS	187,687	1,039,621
Turkiye Garanti Bankasi AS (b)	1,217,810	3,276,234
Turkiye Halk Bankasi AS	270,698	1,062,103
Turkiye Is Bankasi AS, Class C	415,348	1,215,145
		11,012,946
United Kingdom 0.6%
SABMiller PLC	85,861	1,748,827
Total Common Stocks 94.4%		290,398,013
Preferred Stocks 2.9%
Brazil 2.3%
Banco Bradesco SA	42,700	631,511
Banco Nacional SA (a) (b) (c)	19,271,000	0
Companhia Vale do Rio Doce	8,916	135,822
Itau Unibanco Banco Multiplo SA	37,525	595,574
Lojas Arapua SA (a) (b) (c)	31,632,300	0
Net Servicos de Comunicacao SA (b)	239,111	2,318,504
Petroleo Brasileiro SA	137,748	2,281,155
Ultrapar Participacoes SA	35,140	1,114,366
		7,076,932
Republic of Korea (South Korea) 0.6%
Samsung Electronics Co., Ltd.	6,099	1,859,184
Total Preferred Stocks 2.9%		8,936,116
Investment Companies 0.7%
India 0.7%
Morgan Stanley Growth Fund (e)	2,195,167	2,140,133
Total Long-Term Investments 98.0% (Cost $291,033,333)		301,474,262

See Notes to Financial Statements
18

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Value
Repurchase Agreements 1.7%
Banc of America Securities ($297,253 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $297,253)	$297,253
JPMorgan Chase & Co. ($5,020,708 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $5,020,715)	5,020,708
State Street Bank & Trust Co. ($39 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $39)	39
Total Repurchase Agreements 1.7% (Cost $5,318,000)	5,318,000
Total Investments 99.7% (Cost $296,351,333)	306,792,262
Foreign Currency 0.8% (Cost $2,380,598)	2,386,476
Liabilities in Excess of Other Assets (0.5%)	(1,509,628)
Net Assets 100.0%	$307,669,110

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $220,177,956.

(a)  Security has been deemed illiquid.

(b)  Non-income producing security.

(c)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(d)  144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)  The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

See Notes to Financial Statements
19

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009 continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value.

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total	% of Net Assets
Assets
Common and Preferred Stocks
Diversified Banks	$11,240,261	$63,201,101	$—	$74,441,362	24.2%
Integrated Oil & Gas	7,477,075	15,269,160	—	22,746,235	7.4
Wireless Telecommunication Services	7,128,643	14,081,209	—	21,209,852	6.9
Semiconductors	—	16,637,978	—	16,637,978	5.4
Life & Health Insurance	—	9,744,635	—	9,744,635	3.2
Other Diversified Financial Services	2,637,951	6,165,289	—	8,803,240	2.9
Broadcasting & Cable TV	4,798,804	3,151,867	—	7,950,671	2.6
Computer Hardware	210,957	7,248,506	—	7,459,463	2.4
Industrial Conglomerates	—	7,032,808	—	7,032,808	2.3
Diversified Metals & Mining	5,747,792	1,191,242	—	6,939,034	2.3
Integrated Telecommunication Services	—	6,547,765	—	6,547,765	2.1
Automobile Manufacturers	—	6,345,017	—	6,345,017	2.1
Brewers	2,470,023	2,951,384	—	5,421,407	1.8
Construction & Engineering	—	5,417,189	—	5,417,189	1.8
Packaged Foods & Meats	3,558,042	1,775,088	—	5,333,130	1.7
Electronic Manufacturing Services	—	5,244,026	—	5,244,026	1.7
Precious Metals & Minerals	1,110,622	3,972,395	—	5,083,017	1.7
Electric Utilities	—	4,974,152	—	4,974,152	1.6
Pharmaceuticals	3,116,907	1,547,863	—	4,664,770	1.5
Computer & Electronics Retail	—	3,934,435	—	3,934,435	1.3
Homebuilding	3,519,951	—	—	3,519,951	1.1
Heavy Electrical Equipment	—	3,400,973	—	3,400,973	1.1
Internet Software & Services	—	3,194,323	—	3,194,323	1.0
Gold	2,564	3,089,811	—	3,092,375	1.0
Commodity Chemicals	—	3,000,924	—	3,000,924	1.0
Housewares & Specialties	—	2,803,397	—	2,803,397	0.9
Construction Materials	—	2,658,866	—	2,658,866	0.9
Hypermarkets & Super Centers	1,327,132	1,231,990	—	2,559,122	0.8
Independent Power Producers & Energy Traders	—	2,556,313	—	2,556,313	0.8
Coal & Consumable Fuels	—	2,431,156	—	2,431,156	0.8
Apparel Retail	—	2,372,770	—	2,372,770	0.8
IT Consulting & Other Services	—	2,200,323	—	2,200,323	0.7
Motorcycle Manufacturers	—	2,194,438	—	2,194,438	0.7
Tobacco	—	2,055,633	—	2,055,633	0.7
Apparel, Accessories & Luxury Goods	—	1,828,502	—	1,828,502	0.6
Household Products	—	1,682,064	—	1,682,064	0.6

See Notes to Financial Statements
20

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2009 continued

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total	% of Net Assets
Common and Preferred Stocks (Continued)
Real Estate Management & Development	$—	$1,659,446	$—	$1,659,446	0.5%
Property & Casualty Insurance	—	1,560,665	—	1,560,665	0.5
Consumer Electronics	—	1,537,874	—	1,537,874	0.5
Airlines	1,516,014	—	—	1,516,014	0.5
Gas Utilities	—	1,371,862	—	1,371,862	0.4
Data Processing & Outsourced Services	1,303,628	—	—	1,303,628	0.4
Oil & Gas Drilling	—	1,292,148	—	1,292,148	0.4
Food Retail	22,361	1,253,227	—	1,275,588	0.4
Advertising	—	1,274,744	—	1,274,744	0.4
Systems Software	1,243,722	—	—	1,243,722	0.4
Fertilizers & Agricultural Chemicals	—	1,235,115	—	1,235,115	0.4
Personal Products	—	1,178,960	—	1,178,960	0.4
Automotive Retail	1,114,366	—	—	1,114,366	0.4
Oil & Gas Refining & Marketing	—	959,792	—	959,792	0.3
Oil & Gas Exploration & Production	—	833,883	—	833,883	0.3
Publishing	—	728,102	—	728,102	0.2
Communications Equipment	—	704,968	—	704,968	0.2
Multi-Sector Holdings	—	604,705	—	604,705	0.2
Department Stores	287,972	—	—	287,972	0.1
Steel	135,822	—	—	135,822	0.0	*
Broadcasting—Diversified	—	33,437	—	33,437	0.0	*
Investment Companies	—	2,140,133	—	2,140,133
Short-Term Investments	—	5,318,000	—	5,318,000
Total Assets	$59,970,609	$246,821,653	$—	$306,792,262

Summary of Long-Term Investments by industry classification as a percentage of net assets totals to 97.3%.

*  Amount is less than 0.1%

For the years ended June 30, 2009 and 2008, the Fund held 3 securities classified as Level 3 with a total market value of zero. For the year ended June 30, 2009, the Fund had no purchases, sales or transfers of Level 3 securities.

See Notes to Financial Statements
21

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2009

Assets:
Total Investments (Cost $296,351,333)	$306,792,262
Foreign Currency (Cost $2,380,598)	2,386,476
Cash	958
Receivables:
Investments Sold	1,415,171
Dividends	1,298,962
Fund Shares Sold	671,216
Other	119,382
Total Assets	312,684,427
Liabilities:
Payables:
Investments Purchased	3,531,903
Investment Advisory Fee	315,759
Fund Shares Repurchased	220,866
Distributor and Affiliates	193,713
Capital Gain Tax	22,344
Director's Deferred Compensation and Retirement Plans	203,460
Accrued Expenses	527,272
Total Liabilities	5,015,317
Net Assets	$307,669,110
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$552,608,896
Net Unrealized Appreciation	10,447,179
Accumulated Undistributed Net Investment Income	(2,082,419)
Accumulated Net Realized Loss	(253,304,546)
Net Assets	$307,669,110
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $206,655,872 and 18,980,768 shares of beneficial interest issued and outstanding)	$10.89
Maximum sales charge (5.75%* of offering price)	0.66
Maximum offering price to public	$11.55
Class B Shares: Net asset value and offering price per share (Based on net assets of $36,785,751 and 4,056,648 shares of beneficial interest issued and outstanding)	$9.07
Class C Shares: Net asset value and offering price per share (Based on net assets of $41,624,925 and 4,558,692 shares of beneficial interest issued and outstanding)	$9.13
Class I Shares: Net asset value and offering price per share (Based on net assets of $22,602,562 and 2,056,784 shares of beneficial interest issued and outstanding)	$10.99

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
22

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $1,244,031)	$8,777,133
Interest	70,210
Total Income	8,847,343
Expenses:
Investment Advisory Fee	4,420,662
Distribution (12b-1) and Service Fees
Class A	531,241
Class B	416,525
Class C	447,645
Transfer Agent Fees	1,384,994
Custody	584,909
Professional Fees	139,306
Accounting and Administrative Expenses	111,770
Reports to Shareholders	96,899
Registration Fees	62,459
Trustees' Fees and Related Expenses	35,559
Other	80,883
Total Expenses	8,312,852
Less Credits Earned on Cash Balances	233
Net Expenses	8,312,619
Net Investment Income	$534,724
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(243,057,455)
Foreign Currency Transactions	(1,606,024)
Forward Foreign Currency Contracts	656,999
Net Realized Loss	(244,006,480)
Unrealized Appreciation/Depreciation:
Beginning of the Period	32,947,481
End of the Period:
Investments (Includes capital gain tax of $(22,344))	10,418,585
Foreign Currency Translation	28,594
10,447,179
Net Unrealized Depreciation During the Period	(22,500,302)
Net Realized and Unrealized Loss	$(266,506,782)
Net Decrease in Net Assets from Operations	$(265,972,058)

See Notes to Financial Statements
23

Van Kampen Emerging Markets Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2009	For The Year Ended June 30, 2008
From Investment Activities:
Operations:
Net Investment Income/Loss	$534,724	$(1,933,575)
Net Realized Gain/Loss	(244,006,480)	184,531,221
Net Unrealized Depreciation During the Period	(22,500,302)	(174,889,219)
Change in Net Assets from Operations	(265,972,058)	7,708,427
Distributions from Net Realized Gain:
Class A Shares	(44,527,053)	(108,126,200)
Class B Shares	(9,996,625)	(27,356,631)
Class C Shares	(10,811,948)	(25,486,075)
Class I Shares	(5,076,500)	(41,654,464)
Total Distributions	(70,412,126)	(202,623,370)
Net Change in Net Assets from Investment Activities	(336,384,184)	(194,914,943)
From Capital Transactions:
Proceeds from Shares Sold	92,765,089	571,712,244
Net Asset Value of Shares Issued Through Dividend Reinvestment	60,307,562	143,845,627
Cost of Shares Repurchased	(231,372,817)	(558,448,187)
Net Change in Net Assets from Capital Transactions	(78,300,166)	157,109,684
Total Decrease in Net Assets	(414,684,350)	(37,805,259)
Net Assets:
Beginning of the Period	722,353,460	760,158,719
End of the Period (Including accumulated undistributed net investment income of $(2,082,419) and $(2,885,780), respectively)	$307,669,110	$722,353,460

See Notes to Financial Statements
24

Van Kampen Emerging Markets Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$22.14	$28.08	$20.87	$15.34	$11.53
Net Investment Income/Loss (a)	0.04	(0.02)	(0.04)	0.03	0.07
Net Realized and Unrealized Gain/Loss	(8.34)	1.65	9.53	5.60	3.78
Total from Investment Operations	(8.30)	1.63	9.49	5.63	3.85
Less:
Distributions from Net Investment Income	-0-	-0-	0.04	0.10	0.04
Distributions from Net Realized Gain	2.95	7.57	2.24	-0-	-0-
Total Distributions	2.95	7.57	2.28	0.10	0.04
Net Asset Value, End of the Period	$10.89	$22.14	$28.08	$20.87	$15.34
Total Return* (b)	–33.20%	1.46%	47.70%	36.73%	33.42%
Net Assets at End of the Period (In millions)	$206.7	$398.0	$579.4	$332.7	$182.3
Ratio of Expenses to Average Net Assets*	2.22%	1.83%	1.96%	2.14%	2.15%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.30%	(0.09%)	(0.16%)	0.16%	0.53%
Portfolio Turnover	82%	104%	87%	73%	60%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	2.26%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	0.42%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.22%	1.83%	1.96%	2.14%	2.15%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
25

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$19.55	$25.70	$19.36	$14.27	$10.77
Net Investment Loss (a)	(0.05)	(0.21)	(0.20)	(0.11)	(0.03)
Net Realized and Unrealized Gain/Loss	(7.48)	1.63	8.78	5.20	3.53
Total from Investment Operations	(7.53)	1.42	8.58	5.09	3.50
Less Distributions from Net Realized Gain	2.95	7.57	2.24	-0-	-0-
Net Asset Value, End of the Period	$9.07	$19.55	$25.70	$19.36	$14.27
Total Return* (b)	–33.74%	0.67%	46.62%	35.67%	32.50%
Net Assets at End of the Period (In millions)	$36.8	$81.2	$92.8	$73.0	$63.5
Ratio of Expenses to Average Net Assets*	2.97%	2.59%	2.72%	2.89%	2.90%
Ratio of Net Investment Loss to Average Net Assets*	(0.48%)	(0.85%)	(0.92%)	(0.61%)	(0.26%)
Portfolio Turnover	82%	104%	87%	73%	60%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	3.01%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	N/A	(0.37%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.97%	2.59%	2.72%	2.89%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
26

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$19.65	$25.80	$19.42	$14.32	$10.81
Net Investment Loss (a)	(0.05)	(0.20)	(0.20)	(0.11)	(0.03)
Net Realized and Unrealized Gain/Loss	(7.52)	1.62	8.82	5.21	3.54
Total from Investment Operations	(7.57)	1.42	8.62	5.10	3.51
Less Distributions from Net Realized Gain	2.95	7.57	2.24	-0-	-0-
Net Asset Value, End of the Period	$9.13	$19.65	$25.80	$19.42	$14.32
Total Return* (b)	–33.78%	0.67%	46.69%	35.61%	32.47%
Net Assets at End of the Period (In millions)	$41.6	$85.1	$81.5	$58.2	$42.3
Ratio of Expenses to Average Net Assets*	2.97%	2.59%	2.72%	2.89%	2.90%
Ratio of Net Investment Loss to Average Net Assets*	(0.47%)	(0.85%)	(0.92%)	(0.61%)	(0.25%)
Portfolio Turnover	82%	104%	87%	73%	60%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	3.01%
Ratio of Net Investment Loss to Average Net Assets	N/A	N/A	N/A	N/A	(0.36%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.97%	2.59%	2.72%	2.89%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
27

Van Kampen Emerging Markets Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,			April 6, 2006 (Commencement of Operations) to
	2009	2008	2007	June 30, 2006
Net Asset Value, Beginning of the Period	$22.27	$28.15	$20.89	$22.84
Net Investment Income (a)	0.08	0.04	0.09	0.05
Net Realized and Unrealized Gain/Loss	(8.41)	1.65	9.49	(2.00)
Total from Investment Operations	(8.33)	1.69	9.58	(1.95)
Less:
Distributions from Net Investment Income	-0-	-0-	0.08	-0-
Distributions from Net Realized Gain	2.95	7.57	2.24	-0-
Total Distributions	2.95	7.57	2.32	-0-
Net Asset Value, End of the Period	$10.99	$22.27	$28.15	$20.89
Total Return (b)	–33.08%	1.65%	48.13%	–8.54%*
Net Assets at End of the Period (In millions)	$22.6	$158.1	$6.4	$0.01
Ratio of Expenses to Average Net Assets	1.85%	1.59%	1.68%	1.90%
Ratio of Net Investment Income to Average Net Assets	0.54%	0.16%	0.38%	0.99%
Portfolio Turnover	82%	104%	87%	73%

*  Non-Annualized

(a) Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Financial Statements
28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are not readily available are valued at the mean of the last reported bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Forward foreign currency contracts are valued using quoted foreign exchange rates. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an

29

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009 continued

independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax

30

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009 continued

return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $65,421,206, which will expire according to the following schedule:

Amount	Expiration
$10,136,235	June 30, 2010
511,061	June 30, 2011
54,773,910	June 30, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$314,765,180
Gross tax unrealized appreciation	$32,951,584
Gross tax unrealized depreciation	(40,924,502)
Net tax unrealized depreciation on investments	$(7,972,918)

F.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$2,512,678	$38,965,247
Long-term capital gain	81,048,083	$164,525,387
	$83,560,761	$203,490,634

31

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009 continued

Permanent differences, primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes and a portion of capital loss carryfoward expiring in the current year, resulted in the following reclassifications among the Fund's components of net assets at June, 30 2009:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$268,637	$20,346,084	$(20,614,721)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses of $171,214,140 which are not recognized for tax purposes until the first day of the following fiscal year.

G.  Credits Earned on Cash Balances During the year ended June 30, 2009, the Fund's custody fee was reduced by $233 as a result of credits earned on cash balances.

H.  Foreign Currency Translation and Foreign Investments The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

32

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009 continued

I.  Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Next $1.5 billion	1.15%
Over $2.5 billion	1.00%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited (each a "Subadviser" and a wholly owned subsidiary of Morgan Stanley). The Subadvisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and directors. The Adviser pays each Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

For the year ended June 30, 2009, the Fund recognized expenses of approximately $23,800 representing legal services provided by Skadden, Arps, Slate,Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $65,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $422,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

33

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009 continued

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of approximately $114,900 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $32,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $26,400. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2009 and 2008, transactions were as follows:

	For The Year Ended June 30, 2009		For The Year Ended June 30, 2008
	Shares	Value	Shares	Value
Sales:
Class A	4,109,366	$47,770,214	8,017,731	$225,652,171
Class B	678,820	6,585,695	1,193,733	29,719,477
Class C	697,736	6,006,109	1,165,550	29,329,486
Class I	2,589,845	32,403,071	9,385,456	287,011,110
Total Sales	8,075,767	$92,765,089	19,762,470	$571,712,244
Dividend Reinvestment:
Class A	5,014,004	$41,315,758	3,705,987	$97,838,085
Class B	1,377,262	9,489,323	1,095,416	25,643,820
Class C	1,248,031	8,662,081	850,508	20,012,471
Class I	101,253	840,400	13,245	351,251
Total Dividend Reinvestment	7,740,550	$60,307,562	5,665,156	$143,845,627
Repurchases:
Class A	(8,122,684)	$(100,251,331)	(14,376,482)	$(436,651,966)
Class B	(2,154,698)	(21,342,567)	(1,745,815)	(40,331,610)
Class C	(1,716,021)	(17,107,031)	(846,053)	(19,934,056)
Class I	(7,733,543)	(92,671,888)	(2,526,699)	(61,530,555)
Total Repurchases	(19,726,946)	$(231,372,817)	(19,495,049)	$(558,448,187)

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the

34

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009 continued

Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2009, the Fund received redemption fees of approximately $61,700, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $297,903,230 and $436,082,929, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $3,997,100 and $3,018,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

35

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2009 continued

During the year ended June 30, 2009, the cost of purchases and the proceeds from the sales of forward foreign currency contracts were $2,832,881 and $9,972,306, respectively.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains/losses and change in unrealized gains/losses by type of derivative contract for the period ended June 30, 2009 in accordance with FAS 161.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$656,999
Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$0

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

36

Van Kampen Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2009

37

Van Kampen Emerging Markets Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen *– Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue

New York, New York 10036

Investment Subadvisers

Morgan Stanley Investment
Management Company

23 Church Street
16-01 Capital Square
Singapore 049481

Morgan Stanley Investment
Management Limited

25 Cabot Square
Canary Wharf,
London, England E14 4QA

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2009. The Fund designated and paid $81,048,083 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $5,293,884 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

38

Van Kampen Emerging Markets Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

39

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

40

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

41

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

42

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

43

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Interested Trustee*

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

44

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

45

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

46

Your Notes

Your Notes

Your Notes

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with affiliated companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (ET)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

(continued on back)

Van Kampen Emerging Markets Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

  Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538
MSEMANN 08/09
IU09-03431P-Y06/09

ANNUAL REPORT

June 30, 2009

MUTUAL FUNDS

Van Kampen

Equity Growth
Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk,which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Russell 1000® Growth Index from 6/30/99 through 6/30/09. Class A shares, adjusted for sales charges.

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98		I Shares since 8/12/05
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	0.35%	-0.18%	-0.18%	-0.18%	-0.35%	-0.35%	-1.30%
10-year	-1.86	-2.44	-2.41	-2.41	-2.54	-2.54	—
5-year	0.51	-0.66	0.14	-0.16	-0.23	-0.23	—
1-year	-21.83	-26.32	-21.72	-25.64	-22.32	-23.10	-21.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the year ended June 30, 2009, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report

For the 12-month period ended June 30, 2009

Market Conditions

The 12-month period ended June 30, 2009 encompassed a V-shaped rebound in stock prices, although the recovery regained only a part of the market's losses. The second half of 2008 and the first few months of 2009 were characterized by the continuation of housing market weakness, job losses, falling consumer spending and diminished earnings prospects for companies in all sectors of the economy. The bankruptcy of Lehman Brothers in September 2008 initiated a strong downdraft in the already volatile stock market.

However, the market appeared to reach a bottom on March 9 as investors began to anticipate stabilization in the U.S. economy. The rate of decline in some economic data points began to slow, credit conditions improved and new plans announced by the Treasury and Federal Reserve were well received by investors. Corporate news also bolstered sentiment as two large banks reported profitability in the first quarter of 2009 and the pharmaceuticals industry initiated several high profile consolidations. Against this backdrop, the market rallied from March through the end of the reporting period. But many believe caution was still warranted as the economy and corporate earnings have yet to show evidence of a true turnaround.

Fund performance has rebounded significantly from the second half of 2008, yet we have made few changes to the names held in the portfolio. While conditions do appear to be improving this year, we feel that there is little visibility and the risk of potential volatility still exists. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. In our view, we are starting to see some focus on company fundamentals. We feel confident that our long-term perspective is likely to fare well over a three- to five-year horizon. Our investment team continues to focus on quality—the nature and sustainability of competitive advantage and balance sheet strength.

2

Performance Analysis

All share classes of Van Kampen Equity Growth Fund outperformed the Russell 1000® Growth Index (the "Index") for the 12 months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2009

Class A	Class B	Class C	Class I	Russell 1000® Growth Index
-21.83%	-21.72%	-22.32%	-21.52%	-24.50%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the year ended June 30, 2009, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund's outperformance of the Index during the period was driven primarily by three sectors:

•  Stock selection in technology had the largest positive effect on relative performance, although an underweight there did modestly detract. Within the sector, the computer services software and systems industry was the leading contributor.

•  Both stock selection and an overweight in financial services had the second largest positive effect on relative performance, driven solely by the securities brokerage and services industry.

•  An overweight and stock selection in consumer discretionary had the third largest positive effect on relative performance. Within the sector, holdings in the retail and consumer electronics industries added the most to relative gains.

Although the Fund outperformed the Index, there were three areas that detracted from overall performance:

•  Both stock selection and a relative overweight in the other (multi-industry) sector had the largest negative effect on relative performance.

•  An underweight in consumer staples also hurt relative returns. Within the sector, the miscellaneous consumer staples industry was the sole detractor.

•  The third largest detractor to Fund performance was an overweight in the materials and processing sector, hampered by exposure to the fertilizers industry.

Market Outlook

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than

3

macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top 10 Holdings as of 6/30/09 (Unaudited)
Google, Inc., Class A	6.2%
Apple, Inc.	6.1
Amazon.com, Inc.	5.9
Monsanto Co.	5.8
MasterCard, Inc., Class A	4.6
China Merchants Holdings International Co., Ltd.	4.6
New Oriental Education & Technology Group, Inc. - ADR	4.2
Omnicom Group, Inc.	4.2
Corning, Inc.	4.0
Greenlight Capital Re Ltd., Class A	3.9
Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
Internet Software & Services	9.4%
Communications Equipment	6.3
Computer Hardware	6.1
Internet Retail	5.9
Fertilizers & Agricultural Chemicals	5.8
Real Estate Management & Development	5.6
Data Processing & Outsourced Services	4.6
Marine Ports & Services	4.6
Education Services	4.2
Advertising	4.2
Reinsurance	3.9
Specialized Finance	3.8
Oil & Gas Exploration & Production	3.6
Tobacco	3.3
Household Products	3.0
Trucking	2.4
Semiconductors	2.2
Auto Parts & Equipment	2.1
Wireless Telecommunication Services	1.9
Consumer Finance	1.9
Other Diversified Financial Services	1.8
Health Care Equipment	1.7
Property & Casualty Insurance	1.6
Distillers & Vintners	1.5
Hotels, Resorts & Cruise Lines	1.2
Leisure Products	1.0
(continued on next page)

5

Summary of Investments by Industry Classification as of 6/30/09 (Unaudited)
(continued from previous page)
Casinos & Gaming	0.9%
Total Long-Term Investments	94.5
Total Repurchase Agreements	5.2
Total Investments	99.7
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.3
Net Assets	100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

6

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/09	6/30/09	1/1/09-6/30/09
Class A
Actual	$1,000.00	$1,344.19	$6.74
Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81
Class B
Actual	1,000.00	1,346.44	6.46
Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	5.56
Class C
Actual	1,000.00	1,340.98	11.09
Hypothetical (5% annual return before expenses)	1,000.00	1,015.32	9.54
Class I
Actual	1,000.00	1,346.91	5.41
Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66

*  Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.11%, 1.91% and 0.93% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving an acquisition by the Fund of another fund that was completed in 2008. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its

10

portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

11

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from the investment adviser's relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

12

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2009

Description	Number of Shares	Value
Common Stocks 94.5%
Advertising 4.2%
Omnicom Group, Inc.	365,613	$11,546,059
Auto Parts & Equipment 2.1%
Minth Group Ltd. (Cayman Islands)	6,980,000	5,802,101
Casinos & Gaming 0.9%
Wynn Resorts Ltd. (a)	66,877	2,360,758
Communications Equipment 6.3%
Cisco Systems, Inc. (a)	337,255	6,286,433
Corning, Inc.	692,717	11,125,035
		17,411,468
Computer Hardware 6.1%
Apple, Inc. (a)	118,065	16,815,998
Consumer Finance 1.9%
American Express Co.	228,177	5,302,833
Data Processing & Outsourced Services 4.6%
MasterCard, Inc., Class A	75,940	12,705,521
Distillers & Vintners 1.5%
Diageo PLC—ADR (United Kingdom)	74,751	4,279,495
Education Services 4.2%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	172,343	11,609,024
Fertilizers & Agricultural Chemicals 5.8%
Monsanto Co.	214,656	15,957,527
Health Care Equipment 1.7%
Mindray Medical International Ltd., Class A—ADR (Cayman Islands)	171,068	4,776,219
Hotels, Resorts & Cruise Lines 1.2%
Ctrip.com International Ltd.—ADR (Cayman Islands)	71,316	3,301,931
Household Products 3.0%
Procter & Gamble Co.	160,306	8,191,637
Internet Retail 5.9%
Amazon.com, Inc. (a)	193,727	16,207,201

See Notes to Financial Statements
13

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Internet Software & Services 9.4%
Baidu, Inc.—ADR (Cayman Islands) (a)	19,214	$5,785,143
Google, Inc., Class A (a)	40,389	17,027,599
Tencent Holdings Ltd. (Cayman Islands)	271,000	3,155,313
		25,968,055
Leisure Products 1.0%
ARUZE Corp. (Japan) (a)	365,800	2,785,926
Marine Ports & Services 4.6%
China Merchants Holdings International Co., Ltd. (China)	4,399,820	12,649,833
Oil & Gas Exploration & Production 3.6%
Ultra Petroleum Corp. (Canada) (a)	258,636	10,086,804
Other Diversified Financial Services 1.8%
BM&F BOVESPA SA (Brazil)	833,885	5,013,098
Property & Casualty Insurance 1.6%
Berkshire Hathaway, Inc., Class B (a)	1,570	4,546,296
Real Estate Management & Development 5.6%
Brascan Residential Properties SA (Brazil)	2,793,941	6,088,353
Brookfield Asset Management, Inc., Class A (Canada)	547,002	9,337,324
		15,425,677
Reinsurance 3.9%
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	627,883	10,868,655
Semiconductors 2.2%
Marvell Technology Group Ltd. (Bermuda) (a)	518,769	6,038,471
Specialized Finance 3.8%
CME Group, Inc.	34,138	10,620,673
Tobacco 3.3%
Philip Morris International, Inc.	206,135	8,991,609
Trucking 2.4%
DSV A/S (Denmark) (a)	539,548	6,701,065
Wireless Telecommunication Services 1.9%
Bharti Airtel Ltd. (India) (a)	318,694	5,323,820
Total Long-Term Investments 94.5% (Cost $289,677,013)		261,287,754

See Notes to Financial Statements
14

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Value
Repurchase Agreements 5.2%
Banc of America Securities ($800,034 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $800,035)	$800,034
JPMorgan Chase & Co. ($13,512,862 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $13,512,881)	13,512,862
State Street Bank & Trust Co. ($104 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $104)	104
Total Repurchase Agreements 5.2% (Cost $14,313,000)	14,313,000
Total Investments 99.7% (Cost $303,990,013)	275,600,754
Foreign Currency 0.0% (Cost $91,165)	91,551
Other Assets in Excess of Liabilities 0.3%	841,592
Net Assets 100.0%	$276,533,897

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $36,418,058.

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements
15

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2009 continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value.

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks
Advertising	$11,546,059	$-	$-	$11,546,059
Auto Parts & Equipment	-	5,802,101	-	5,802,101
Casinos & Gaming	2,360,758	-	-	2,360,758
Communications Equipment	17,411,468	-	-	17,411,468
Computer Hardware	16,815,998	-	-	16,815,998
Consumer Finance	5,302,833	-	-	5,302,833
Data Processing & Outsourced Services	12,705,521	-	-	12,705,521
Distillers & Vinters	4,279,495	-	-	4,279,495
Education Services	11,609,024	-	-	11,609,024
Fertilizers & Agricultural Chemicals	15,957,527	-	-	15,957,527
Health Care Equipment	4,776,219	-	-	4,776,219
Hotels, Resorts & Cruise Lines	3,301,931	-	-	3,301,931
Household Products	8,191,637	-	-	8,191,637
Internet Retail	16,207,201	-	-	16,207,201
Internet Software & Services	22,812,742	3,155,313	-	25,968,055
Leisure Products	-	2,785,926	-	2,785,926
Marine Ports & Services	-	12,649,833	-	12,649,833
Oil & Gas Exploration & Production	10,086,804	-	-	10,086,804
Other Diversified Financial Services	5,013,098	-	-	5,013,098
Property & Casualty Insurance	4,546,296	-	-	4,546,296
Real Estate Management & Development	15,425,677	-	-	15,425,677
Reinsurance	10,868,655	-	-	10,868,655
Semiconductors	6,038,471	-	-	6,038,471
Specialized Finance	10,620,673	-	-	10,620,673
Tobacco	8,991,609	-	-	8,991,609
Trucking	-	6,701,065	-	6,701,065
Wireless Telecommunication Services	-	5,323,820	-	5,323,820
Short-Term Investments		14,313,000		14,313,000
Total Assets	$224,869,696	$50,731,058	$-	$275,600,754

16

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2009

Assets:
Total Investments (Cost $303,990,013)	$275,600,754
Foreign Currency (Cost $91,165)	91,551
Cash	985
Receivables:
Fund Shares Sold	1,597,005
Dividends	490,761
Other	250,151
Total Assets	278,031,207
Liabilities:
Payables:
Fund Shares Repurchased	687,989
Distributor and Affiliates	122,327
Investment Advisory Fee	39,453
Directors' Deferred Compensation and Retirement Plans	383,130
Accrued Expenses	264,411
Total Liabilities	1,497,310
Net Assets	$276,533,897
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$460,955,653
Accumulated Net Investment Loss	(458,774)
Net Unrealized Depreciation	(28,388,801)
Accumulated Net Realized Loss	(155,574,181)
Net Assets	$276,533,897
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $207,830,933 and 21,890,480 shares of beneficial interest issued and outstanding)	$9.49
Maximum sales charge (5.75%* of offering price)	0.58
Maximum offering price to public	$10.07
Class B Shares: Net asset value and offering price per share (Based on net assets of $32,550,190 and 3,658,970 shares of beneficial interest issued and outstanding)	$8.90
Class C Shares: Net asset value and offering price per share (Based on net assets of $28,617,891 and 3,264,549 shares of beneficial interest issued and outstanding)	$8.77
Class I Shares: Net asset value and offering price per share (Based on net assets of $7,534,883 and 785,933 shares of beneficial interest issued and outstanding)	$9.59

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
17

Van Kampen Equity Growth Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $49,776)	$2,355,165
Interest	69,486
Total Income	2,424,651
Expenses:
Investment Advisory Fee	1,213,944
Transfer Agent Fees	1,373,723
Distribution (12b-1) and Service Fees
Class A	428,073
Class B	75,619
Class C	272,221
Reports to Shareholders	97,509
Accounting and Administrative Expenses	77,640
Professional Fees	69,508
Custody	59,109
Registration Fees	53,972
Directors' Fees and Related Expenses	30,672
Other	26,802
Total Expenses	3,778,792
Expense Reduction	840,361
Less Credits Earned on Cash Balances	5,622
Net Expenses	2,932,809
Net Investment Loss	$(508,158)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(50,481,605)
Foreign Currency Transactions	732
Net Realized Loss	(50,480,873)
Unrealized Appreciation/Depreciation:
Beginning of the Period	3,288,983
End of the Period: Investments	(28,389,259)
Foreign Currency Translation	458
(28,388,801)
Net Unrealized Depreciation During the Period	(31,677,784)
Net Realized and Unrealized Loss	$(82,158,657)
Net Decrease in Net Assets From Operations	$(82,666,815)

See Notes to Financial Statements
18

Van Kampen Equity Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2009	For The Year Ended June 30, 2008
From Investment Activities:
Operations:
Net Investment Loss	$(508,158)	$(766,786)
Net Realized Gain/Loss	(50,480,873)	29,204,628
Net Unrealized Depreciation During the Period	(31,677,784)	(56,605,820)
Net Change in Net Assets from Investment Activities	(82,666,815)	(28,167,978)
From Capital Transactions:
Proceeds from Shares Sold*	92,781,873	241,253,419
Cost of Shares Repurchased	(103,038,836)	(140,557,053)
Net Change in Net Assets from Capital Transactions	(10,256,963)	100,696,366
Net Change in Net Assets	(92,923,778)	72,528,388
Net Assets:
Beginning of the Period	369,457,675	296,929,287
End of the Period (Including accumulated net investment loss of $458,774 and $550,337, respectively)	$276,533,897	$369,457,675

*  For the year ended June 30, 2008, Proceeds from Shares Sold includes $118,588,405 of proceeds from shares acquired through merger. (See footnote 3)

See Notes to Financial Statements
19

Van Kampen Equity Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$12.13	$12.99	$10.75	$9.65	$9.25
Net Investment Loss (a)	(0.01)	(0.02)	(0.05)	(0.05)	(0.04)
Net Realized and Unrealized Gain/Loss	(2.63)	(0.84)	2.29	1.15	0.44
Total from Investment Operations	(2.64)	(0.86)	2.24	1.10	0.40
Net Asset Value, End of the Period	$9.49	$12.13	$12.99	$10.75	$9.65
Total Return* (b)	–21.83%	–6.54%	20.84%	11.40%	4.32%
Net Assets at End of the Period (In millions)	$207.8	$245.5	$194.4	$183.3	$156.2
Ratio of Expenses to Average Net Assets*	1.14%	1.13%	1.23%	1.24%	1.50%
Ratio of Net Investment Loss to Average Net Assets*	(0.13%)	(0.17%)	(0.43%)	(0.49%)	(0.41%)
Portfolio Turnover	33%	45%	46%	75%	154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.49%	N/A	N/A	N/A	1.59%
Ratio of Net Investment Loss to Average Net Assets	(0.48%)	N/A	N/A	N/A	(0.50%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
20

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of the Period	$11.36		$12.17		$10.11		$9.15	$8.84
Net Investment Loss (a)	(0.01)		(0.03)		(0.10)		(0.13)	(0.10)
Net Realized and Unrealized Gain/Loss	(2.45)		(0.78)		2.16		1.09	0.41
Total from Investment Operations	(2.46)		(0.81)		2.06		0.96	0.31
Net Asset Value, End of the Period	$8.90		$11.36		$12.17		$10.11	$9.15
Total Return* (b)	–21.72	%(c)	–6.57	%(c)	20.38	%(c)	10.49%	3.51%
Net Assets at End of the Period (In millions)	$32.6		$80.6		$72.8		$84.6	$108.1
Ratio of Expenses to Average Net Assets*	1.07	%(c)	1.14	%(c)	1.74	%(c)	1.99%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.12	%)(c)	(0.21	%)(c)	(0.95	%)(c)	(1.25%)	(1.19%)
Portfolio Turnover	33%		45%		46%		75%	154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.39	%(c)	N/A		N/A		N/A	2.34%
Ratio of Net Investment Loss to Average Net Assets	(0.44	%)(c)	N/A		N/A		N/A	(1.28%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements
21

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$11.28	$12.18	$10.15	$9.19	$8.87
Net Investment Loss (a)	(0.07)	(0.12)	(0.13)	(0.13)	(0.09)
Net Realized and Unrealized Gain/Loss	(2.44)	(0.78)	2.16	1.09	0.41
Total from Investment Operations	(2.51)	(0.90)	2.03	0.96	0.32
Net Asset Value, End of the Period	$8.77	$11.28	$12.18	$10.15	$9.19
Total Return* (b)	–22.32%	–7.31%	20.00%	10.45%	3.61%
Net Assets at End of the Period (In millions)	$28.6	$41.8	$28.4	$29.7	$30.4
Ratio of Expenses to Average Net Assets*	1.89%	1.89%	1.99%	1.99%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(0.90%)	(0.94%)	(1.19%)	(1.25%)	(1.11%)
Portfolio Turnover	33%	45%	46%	75%	154%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.24%	N/A	N/A	N/A	2.34%
Ratio of Net Investment Loss to Average Net Assets	(1.25%)	N/A	N/A	N/A	(1.20%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
22

Van Kampen Equity Growth Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,			August 12, 2005 (Commencement of Operations) to
	2009	2008	2007	June 30, 2006
Net Asset Value, Beginning of the Period	$12.21	$13.05	$10.77	$10.09
Net Investment Income/Loss (a)	0.02	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain/Loss	(2.64)	(0.85)	2.30	0.71
Total from Investment Operations	(2.62)	(0.84)	2.28	0.68
Net Asset Value, End of the Period	$9.59	$12.21	$13.05	$10.77
Total Return* (b)	–21.52%	–6.36%	21.17%	6.74%**
Net Assets at End of the Period (In millions)	$7.5	$1.6	$1.3	$1.0
Ratio of Expenses to Average Net Assets*	0.91%	0.87%	0.98%	0.96%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.21%	0.10%	(0.14%)	(0.27%)
Portfolio Turnover	33%	45%	46%	75%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.41%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.29%)	N/A	N/A	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**  Non-Annualized

N/A=Not Applicable

See Notes to Financial Statements
23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2009

1.  Significant Accounting Policies

Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium-and large capitalization companies. The Fund commenced operations on May 28, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

B.  Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own

24

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2009 continued

assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

25

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2009 continued

The Fund intends to utilize provisions of the federal income tax law which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $137,415,261, which will expire according to the following schedule:

Amount	Expiration
$82,650,616	June 30, 2010
21,885,014	June 30, 2011
32,879,631	June 30, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$304,088,980
Gross tax unrealized appreciation	$38,481,754
Gross tax unrealized depreciation	(66,969,980)
Net tax unrealized depreciation on investments	$(28,488,226)

F.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date. There were no distributions paid during the year ended June 30, 2009.

Permanent differences, primarily due to capital loss carryforward in the amount of $99,170,464 expiring in current year, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2009:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Capital
$599,721	$99,150,944	$(99,750,665)

Net realized gains and losses may differ for financial reporting and tax purposes as a result of gains or losses recognized on securities for tax purposes but not for book purposes, post-October losses of $18,059,953 which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

G.  Credits Earned on Cash Balances During the year ended June 30, 2009, the Fund's custody fee was reduced by $5,622 as a result of credits earned on cash balances.

H.  Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated in U.S. dollars at the mean of the quoted bid and asked prices of such currencies

26

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2009 continued

against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market price of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

I.  Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.50%
Next $1 billion	.45%
Next $1 billion	.40%
Over $3 billion	.35%

The Fund's Adviser is currently waiving or reimbursing all or a portion of the Fund's advisory fees or other expenses. This resulted in net expense ratios of 1.14%, 1.07%, 1.89% and 0.91% for Classes A, B, C, and I Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended June 30, 2009, the Adviser waived or reimbursed approximately $840,400 of advisory fees or other expenses.

For the year ended June 30, 2009, the Fund recognized expenses of approximately $11,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $54,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of

27

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2009 continued

Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $817,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of approximately $250,100 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $38,451.

For the year ended June 30, 2009,Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $44,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $63,700. Sales charges do not represent expenses of the Fund.

3.  Capital Transactions

For the years ended June 30, 2009 and 2008, transactions were as follows:

	For The Year Ended June 30, 2009		For The Year Ended June 30, 2008
	Shares	Value	Shares	Value
Sales:
Class A	8,743,494	$76,318,050	9,959,666	$128,303,418
Class B	559,786	4,506,582	7,131,667	88,189,209
Class C	614,726	4,851,700	1,943,223	24,002,878
Class I	832,505	7,105,541	57,070	757,914
Total Sales	10,750,511	$92,781,873	19,091,626	$241,253,419

28

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2009 continued

	For The Year Ended June 30, 2009		For The Year Ended June 30, 2008
	Shares	Value	Shares	Value
Repurchases:
Class A	(7,098,527)	$(59,337,290)	(4,678,400)	$(61,637,850)
Class B	(3,995,841)	(33,715,392)	(6,023,853)	(71,535,516)
Class C	(1,051,911)	(8,293,368)	(570,482)	(7,049,480)
Class I	(178,182)	(1,692,786)	(25,293)	(334,207)
Total Repurchases	(12,324,461)	$(103,038,836)	(11,298,028)	$(140,557,053)

On June 6, 2008, the Fund acquired all of the assets and liabilities of the Van Kampen Select Growth Fund ("Select Growth") through a tax free reorganization approved by Select Growth shareholders on May 2, 2008. The Fund issued 1,963,579, 6,192,031, 1,306,207 and 1,531 shares of Classes A, B, C and I valued at $25,919,096, $76,595,775, $16,053,187 and $20,347, respectively, in exchange for Select Growth's net assets. The shares of Select Growth were converted into Fund shares at a ratio 0.486 to 1, 0.488 to 1, 0.491 to 1 and 0.484 to 1 for Classes A, B, C and I, respectively. Net unrealized depreciation of Select Growth as of June 6, 2008 was $3,152,525. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2008. Combined net assets on the day of reorganization were $405,721,498. Included in these net assets was a capital loss carryforward of $661,485,746, deferred compensation of $73,049, deferred pension of $63,729 and the deferral of losses related to wash sale transactions of $45,159.

4.  Redemption Fee

Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2009, the Fund received redemption fees of approximately $600, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $79,741,532 and $97,374,561, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

29

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2009 continued

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $30,100 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

Van Kampen Equity Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the Fund's custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2009

31

Van Kampen Equity Growth Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III
President and Principal Executive Officer

Kevin Klingert
Vice President

Stefanie V. Chang Yu
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9186

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

32

Van Kampen Equity Growth Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

33

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

34

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

35

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

36

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

37

Van Kampen Equity Growth Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen Equity Growth Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

39

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

40

Your Notes

Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with affiliated companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (ET)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

(continued on back)

Van Kampen Equity Growth Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

  Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Ave
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538
EQGANN 08/09
IU09-03385P-Y06/09

ANNUAL REPORT

June 30, 2009

MUTUAL FUNDS

Van Kampen

Global Equity

Allocation Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and therefore, the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI All Country World Index from 6/30/99 through 6/30/09. Class A shares, adjusted for sales charges.

	A Shares since 1/04/93		B Shares since 8/01/95		C Shares since 1/04/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	5.84%	5.46%	4.27%	4.27%	5.05%	5.05%
10-year	0.42	–0.17	0.15	0.15	–0.32	–0.32
5-year	1.58	0.39	1.60	1.32	0.81	0.81
1-year	–27.19	–31.36	–27.08	–30.70	–27.73	–28.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended June 30, 2009, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. For the period from the Fund's inception through December 31, 2000, the Index's returns reflect those of the MSCI All Country World "Gross" Index, which assumes dividends gross of withholding taxes but net of domestic tax credits. For the period beginning January 1, 2001, the Index's returns reflect those of the MSCI All Country World "Net" Index, which reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

For the 12-month period ended June 30, 2009

Market Conditions

Global markets, as measured by the MSCI All Country World Index, fell 29.32 percent for the 12 months ended June 30, 2009. In the first six months of the period, global markets were down 35.26 percent, then rose 9.17 percent in the last six months of the period after touching a low in March 2009.

Regionally, all markets were down during the period, with Asia ex-Japan and Japan declining the least. The performance of emerging markets and the U.S. landed in the middle, relatively speaking, and Europe had the weakest returns during the period. Every sector posted a negative return for the period, with a range of –42.33 percent for materials and –39.66 percent for energy, to –13.39 percent for consumer staples and –13.20 percent for health care.

The U.S. saw some signs of economic moderation in June after several months of steady, but gradual, improvement. Some softness is not necessarily surprising in our view—the negative impact of the auto production shutdown has been widely anticipated and poor weather likely dampened consumer activity in the East and Midwest. U.S. non-farm payrolls disappointed, dropping 467,000 in June, and the average work-week has continued to decline. However, jobless claims have remained range-bound, and layoff announcements have shown improvement. The U.S. Manufacturing PMI new orders index (a measure of manufacturing health) dropped marginally from May (mirroring a consumer-led pullback in the International Strategy & Investment company surveys), however both the overall PMI manufacturing and services indexes were able to make new highs. The ratio of PMI manufacturing orders to inventory also made a new high, a historically reliable lead indicator of activity, according to our analysis. U.S. housing activity appeared to have bottomed (at very low levels), and home prices have shown tentative signs of stabilization. Although we believe this price stabilization likely has a large seasonal component (the summer provides a consistent annual boost for prices), weary investors may be ready to give the benefit of the doubt to any hopeful housing data.

Global growth prospects are generally continuing to improve along with those of the U.S. European business surveys advanced further in June, and industrial production in Japan, Korea, and Taiwan bounced back sharply in the last couple of months of the period (however, remaining well below pre-recession levels). June Chinese PMI came in at 53 for the third straight month, indicating an expansion in manufacturing. In our opinion, the impact of Chinese fiscal stimulus will fade in the back half of the year; however, we believe exports and residential real estate construction may improve. The key question, in our view, will be whether private investment will be able to take the place of fiscal spending, or if there is still overcapacity that needs to be worked through before China can begin a new economic cycle.

Performance Analysis

All share classes of Van Kampen Global Equity Allocation Fund outperformed the MSCI All Country World Index (the "Index") for the 12 months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2009

Class A	Class B	Class C	MSCI All Country World Index
–27.19%	–27.08%	–27.73%	–29.32%

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

There were two distinct phases for global equity markets over the reporting period—the sharp decline that began in the second half of 2008 and bottomed in mid-March, and the formidable, albeit choppy, rally that followed from mid-March through the period end. For the overall 12-month period, portfolio performance was supported by the relative underweights to financials and materials and the above-Index allocation to developed Asia, principally Hong Kong and Singapore. The major detractors were the relative underweights to consumer staples and Australia, and the above-Index weight to Japan.

Market Outlook

We believe the second half of the year is likely to be volatile and driven by short-term economic data and government policy moves. Given the present conditions, we will continue to look for opportunities as the data unfolds. We believe markets are likely to muddle up from here.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 6/30/09 (Unaudited)
Exxon Mobil Corp.	1.6%
Microsoft Corp.	1.4
BHP Billiton Ltd.	0.9
Procter & Gamble Co.	0.8
iShares Russell 2000 Value Index Fund	0.8
BP PLC	0.8
Johnson & Johnson	0.7
IBM Corp.	0.7
JPMorgan Chase & Co.	0.7
Toyota Motor Corp.	0.7
Summary of Investments by Country Classification as of 6/30/09 (Unaudited)
United States	34.9%
Japan	11.4
United Kingdom	5.8
Brazil	3.7
Canada	3.5
Switzerland	2.7
France	2.5
China	2.5
Australia	2.1
Germany	1.9
Singapore	1.6
Republic of Korea (South Korea)	1.6
Indonesia	1.2
Russia	1.2
Spain	1.2
Turkey	1.2
Sweden	1.0
South Africa	0.7
Finland	0.7
Bermuda	0.7
Malaysia	0.6
Poland	0.6
Italy	0.6
Netherlands	0.5
Norway	0.3
Netherlands Antilles	0.3
Denmark	0.3
Cayman Islands	0.2
Austria	0.2
(continued on next page)

Summary of Investments by Country Classification as of 6/30/09 (Unaudited)
(continued from previous page)
Belgium	0.2%
Ireland	0.2
Israel	0.2
Jersey Channel Islands	0.2
Greece	0.1
Philippines	0.1
Mexico	0.1
Luxembourg	0.1
Portugal	0.1
Isle Of Man	0.0	*
Republic of Mauritius	0.0	*
Panama	0.0	*
Total Common and Preferred Stocks	87.0
Investment Companies	0.8
Total Long-Term Investments	87.8
Total Repurchase Agreements	8.9
Total Investments	96.7
Foreign Currency	0.6
Other Assets in Excess of Liabilities	2.7
Net Assets	100.0%

*Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Top ten holdings are as a percentage of net assets. Summary of investments by countries are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/09	6/30/09	1/1/09-6/30/09
Class A
Actual	$1,000.00	$1,064.25	$8.70
Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50
Class B
Actual	1,000.00	1,063.29	9.67
Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.44
Class C
Actual	1,000.00	1,060.10	12.51
Hypothetical (5% annual return before expenses)	1,000.00	1,012.64	12.23

*  Expenses are equal to the Fund's annualized expense ratio of 1.70%, 1.89% and 2.45% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from the investment adviser's relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009

Description	Number of Shares	Value
Common Stocks 84.6%
Australia 2.1%
AGL Energy Ltd.	3,531	$38,078
Alumina Ltd.	29,463	33,817
Amcor Ltd.	20,761	83,356
AMP Ltd.	9,616	37,678
Australia and New Zealand Banking Group Ltd.	2,315	30,603
BHP Billiton Ltd.	61,840	1,694,874
BlueScope Steel Ltd.	17,060	34,507
Boral Ltd.	13,962	45,481
Brambles Industries PLC	6,863	32,833
Caltex Australia Ltd.	6,972	77,462
Coca-Cola Amatil Ltd.	3,793	26,276
Commonwealth Bank of Australia	1,861	58,188
CSL Ltd.	1,780	46,006
CSR Ltd.	14,414	19,628
Fairfax	7,012	6,864
Fortescue Metals Group Ltd. (a)	24,980	75,744
Foster's Group Ltd.	14,277	59,175
Incitec Pivot Ltd.	30,683	58,387
Insurance Australia Group Ltd.	12,211	34,246
Leighton Holdings Ltd.	1,481	27,884
Lend Lease Corp., Ltd.	2,955	16,646
Macquarie Group Ltd.	1,420	44,602
Macquarie Infrastructure Group Ltd.	16,478	18,924
National Australia Bank Ltd.	2,485	44,740
Newcrest Mining Ltd.	9,093	222,817
Nufarm Ltd.	2,592	19,073
OneSteel Ltd.	9,272	19,126
Orica Ltd.	8,920	155,284
Origin Energy Ltd.	6,168	72,579
OZ Minerals Ltd.	54,499	40,372
QBE Insurance Group Ltd.	4,914	78,407
Rio Tinto Ltd.	5,207	217,925
Santos Ltd.	4,491	52,758
Sims Metal Management Ltd.	2,826	58,837
Stockland Trust Group (REIT)	11	28
Suncorp-Metway Ltd.	4,099	22,010
Tabcorp Holdings Ltd.	2,785	16,027
Telstra Corp., Ltd.	14,996	40,918
Toll Holdings Ltd.	2,762	13,703
Transurban Group	5,393	17,960
Wesfarmers Ltd.	4,158	76,435
Westpac Banking Corp., Ltd.	2,708	43,865

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Australia (Continued)
Woodside Petroleum Ltd.	4,423	$153,264
Woolworths Ltd.	7,197	152,183
		4,119,570
Austria 0.2%
Erste Group Bank AG	2,956	80,314
Oesterreichishe Elektrizitaetswirtschafts AG, Class A	647	33,002
OMV AG	4,545	170,385
Raiffeisen International Bank Holding AG	731	25,386
Telekom Austria AG	4,053	63,415
Vienna Insurance Group	515	22,384
Voestalpine AG	1,877	51,497
		446,383
Belgium 0.2%
Anheuser-Busch InBev NV	3,805	137,751
Belgacom SA	1,606	51,342
Compagnie Nationale a Portefeuille (CNP)	315	15,229
Fortis (rights, expiring 07/04/14) (a)	18,445	0
Groupe Bruxelles Lambert SA	925	67,741
InBev-STRIP VVPR (a)	3,808	16
Solvay SA	585	49,357
UCB SA	1,490	47,763
Umicore	1,315	29,952
		399,151
Bermuda 0.7%
Accenture Ltd., Class A	4,300	143,878
Axis Capital Holdings Ltd.	2,700	70,686
Bunge Ltd.	2,516	151,589
Cheung Kong Infrastructure	8,000	28,056
Cosco Pacific Ltd.	6,000	6,734
Esprit Holdings Ltd.	22,900	127,505
Everest Re Group Ltd.	900	64,413
Invesco Ltd.	3,715	66,201
Kerry Properties Ltd.	14,500	64,453
Li & Fung Ltd.	88,000	235,232
Marvell Technology Group Ltd. (a)	3,600	41,904
Nabors Industries Ltd. (a)	2,300	35,834
Noble Group Ltd.	54,000	67,608
NWS Holdings Ltd.	11,142	20,055
PartnerRe Ltd.	1,300	84,435
Seadrill Ltd.	3,000	43,107
Shangri-La Asia Ltd.	13,004	19,446
Willis Group Holdings Ltd.	2,500	64,325
Yue Yuen Industrial Holdings Ltd.	13,000	30,602
		1,366,063

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Brazil 1.4%
Banco do Brasil SA	19,200	$207,530
BM&F BOVESPA SA	26,900	161,716
Companhia Siderurgica Nacional SA	13,600	302,747
Companhia Vale do Rio Doce	28,700	505,307
CPFL Energia SA	3,500	56,854
Cyrela Brazil Realty SA	12,800	97,004
Embraer (a)	10,900	45,335
Lojas Renner SA	8,700	95,991
Perdigao SA (a)	10,600	202,858
Petroleo Brasileiro SA	45,900	939,082
Redecard SA	5,600	86,165
		2,700,589
Canada 3.5%
Agnico-Eagle Mines Ltd.	3,200	168,563
Agrium, Inc.	1,550	61,899
Bank of Montreal	4,100	172,791
Bank of Nova Scotia	7,500	279,972
Barrick Gold Corp.	19,185	645,740
BCE, Inc.	3,764	77,665
Biovail Corp.	1,700	22,829
Bombardier, Inc., Class B	10,800	32,034
Brookfield Asset Management, Inc., Class A	4,300	73,567
CAE, Inc.	2,100	12,458
Cameco Corp.	2,900	74,398
Canadian Imperial Bank of Commerce	3,000	150,393
Canadian Natural Resources Ltd.	2,600	136,779
Canadian Pacific Railway Ltd.	2,150	85,730
Canadian Tire Corp., Class A	900	42,557
CI Financial Corp.	4,000	65,821
Eldorado Gold Corp. (a)	7,600	68,476
Enbridge, Inc.	2,400	83,277
EnCana Corp.	5,632	279,240
George Weston Ltd.	1,300	65,204
Goldcorp, Inc.	16,028	557,118
Husky Energy, Inc.	3,800	106,275
IGM Financial, Inc.	475	16,805
Imperial Oil Ltd.	5,800	224,989
Kinross Gold Corp.	14,500	264,282
Manulife Financial Corp.	5,412	93,942
National Bank of Canada	900	41,590
Nexen, Inc.	3,400	73,867
Petro-Canada	5,000	193,096
Potash Corp. of Saskatchewan, Inc.	8,100	755,508

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Canada (Continued)
Power Corp. of Canada	3,700	$85,378
Rogers Communication, Inc., Class B	6,300	161,948
Royal Bank of Canada	9,300	380,347
Sino-Forest Corp. (a)	13,700	146,052
Sun Life Financial, Inc.	2,389	64,493
Suncor Energy, Inc.	9,600	291,925
Talisman Energy, Inc.	7,700	110,619
Thomson Corp.	2,500	72,755
Toronto-Dominion Bank	8,800	454,621
TransAlta Corp.	1,300	24,935
TransCanada Corp.	2,544	68,502
Ultra Petroleum Corp. (a)	400	15,600
Yamana Gold, Inc.	14,182	126,073
		6,930,113
Cayman Islands 0.2%
Agile Property Holdings Ltd.	99,893	142,123
ASM Pacific Technology Ltd.	5,500	28,442
Chaoda Modern Agriculture Holdings Ltd.	52,650	31,059
China Mengniu Dairy Co., Ltd. (a)	16,000	37,115
China Resources Land Ltd.	50,000	110,084
Li Ning Co., Ltd.	28,000	82,390
Seagate Technology	2,600	27,196
		458,409
China 2.5%
Air China Ltd., Class H (a)	14,000	6,833
Aluminum Corp. of China Ltd., Class H	14,000	13,094
Angang Steel Co., Ltd., Class H	12,000	19,800
Bank of Communications Ltd., Class H	31,000	34,642
Bank of East Asia Ltd.	31,277	95,291
Beijing Capital International Airport Co., Ltd., Class H (a)	8,000	5,590
BOC Hong Kong Holdings Ltd.	79,000	139,840
Cathay Pacific Airways Ltd.	26,000	35,735
Cheung Kong Holdings Ltd.	26,000	298,070
China Construction Bank, Class H	118,196	91,379
China COSCO Holdings Co., Ltd., Class H	10,250	12,099
China Life Insurance Co., Ltd., Class H	36,000	132,924
China Merchants Holdings International Co., Ltd.	7,849	22,567
China Mobile Hong Kong Ltd.	26,000	260,711
China Overseas Land & Investment Ltd.	20,000	46,306
China Petroleum & Chemical Corp., Class H	90,000	68,351
China Resources Enterprise Ltd.	36,000	72,050
China Resources Power Holdings Co., Ltd.	6,000	13,281
China Resources Power Holdings Co., Ltd. (rights, expiring 07/10/09) (a)	600	256

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
China (Continued)
China Shipping Container Lines Co., Ltd., Class H (a)	38,350	$10,230
China Shipping Development Co., Ltd., Class H	9,979	12,757
China Telecom Corp., Ltd., Class H	74,000	36,588
China Travel International Investment Hong Kong Ltd.	284,000	62,483
Citic Pacific Ltd.	6,000	12,327
CLP Holdings Ltd.	38,000	252,320
CNOOC Ltd.	68,000	83,730
Datang International Power Generation Co., Ltd., Class H	22,000	13,298
Denway Motors Ltd.	28,000	11,143
Guangdong Investment Ltd.	32,000	15,713
Guangshen Railway Co., Ltd., Class H	20,000	9,395
Hang Lung Group Ltd.	16,000	75,212
Hang Lung Properties Ltd.	92,500	305,344
Hang Seng Bank Ltd.	16,800	238,511
Henderson Land Development Co., Ltd.	21,000	120,143
Hong Kong & China Gas Co., Ltd.	82,000	172,347
Hong Kong Electric Holdings Ltd.	25,000	139,065
Hong Kong Exchanges & Clearing Ltd.	20,000	310,289
Hopewell Holdings	11,000	34,329
Huaneng Power International, Inc., Class H	20,000	13,953
Hutchison Whampoa Ltd.	47,000	306,441
Hysan Development Co., Ltd.	11,762	30,163
Jiangsu Expressway Co., Ltd., Class H	10,000	7,327
Jiangxi Copper Co., Ltd., Class H	14,000	22,745
Lenovo Group Ltd.	20,000	7,596
Link (REIT)	40,426	86,187
Maanshan Iron & Steel Co., Ltd., Class H (a)	18,000	11,296
MTR Corp., Ltd.	27,987	83,870
New World Development Co., Ltd.	53,637	96,819
PetroChina Co., Ltd., Class H	84,000	92,669
PICC Property & Casualty Co., Ltd., Class H (a)	24,000	16,522
Ping An Insurance Co. of China Ltd., Class H	6,000	40,467
Shanghai Industrial Holdings Ltd.	5,000	20,294
Sino Land Co., Ltd.	35,747	58,741
Sinopec Shangai Petrochemical Co., Ltd., Class H (a)	30,000	10,330
Sun Hung Kai Properties Ltd.	36,000	449,483
Swire Pacific Ltd., Class A	14,500	146,000
Television Broadcasts Ltd.	5,000	20,174
Wharf Holdings Ltd.	26,000	109,916
Wheelock & Co., Ltd.	21,000	54,037
Wing Hang Bank Ltd.	500	4,425
Yanzhou Coal Minining Co., Ltd., Class H	12,000	16,481
Zhejiang Expressway Co., Ltd., Class H	12,000	9,479
		4,999,458

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Denmark 0.3%
DSV A/S (a)	2,500	$31,049
Novo Nordisk A/S, Class B	5,228	284,152
Novozymes A/S, Class B	581	47,223
Vestas Wind Systems A/S (a)	2,179	156,644
		519,068
Finland 0.7%
Fortum Oyj	7,218	164,640
Kesko Oyj, Class B	9,488	251,523
Kone Oyj, Class B	2,473	75,950
Metso Oyj	7,622	142,769
Neste Oil Oyj	2,726	37,951
Nokia Oyj	28,744	419,480
Outokumpu Oyj	4,026	69,728
Rautaruukki Oyj	507	10,139
Sampo Oyj, Class A	6,910	130,395
Stora Enso Oyj, Class R (a)	6,149	32,449
UPM-Kymmene Oyj	5,406	47,115
Wartsila Oyj	883	28,523
		1,410,662
France 2.5%
Air Liquide SA	2,648	242,479
Alcatel-Lucent—ADR (a)	17,123	42,465
Alcatel-Lucent SA (a)	15,056	37,938
Alstom SA	1,400	82,861
Atos Origin (a)	43	1,460
AXA SA	9,464	178,920
BNP Paribas SA	6,310	409,480
Bouygues SA	2,068	77,767
Cap Gemini SA	1,589	58,692
Carrefour SA	1,890	80,849
Casino Guichard-Perrachon SA	343	23,168
CNP Assurances	500	47,738
Compagnie de Saint-Gobain	2,051	68,578
Compagnie Generale des Etablissements Michelin, Class B	563	32,178
Credit Agricole SA	5,454	68,311
Dassault Systemes SA	262	11,585
Essilor International SA	3,419	163,217
Eurazeo	184	7,670
France Telecom SA	11,505	261,396
GDF Suez	4,773	178,308
Hermes International	509	70,848
Imerys SA	308	12,944
Lafarge SA	1,167	79,236

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
France (Continued)
Lagardere SCA	1,650	$54,919
L'Oreal SA	1,223	91,564
LVMH Moet Hennessy Louis Vuitton SA	1,632	124,915
Neopost SA	359	32,283
Peugeot SA (a)	626	16,512
PPR	336	27,493
Publicis Groupe	1,070	32,669
Renault SA (a)	631	23,295
Safran SA	630	8,330
Sanofi-Aventis SA	5,949	349,868
Schneider Electric SA	1,317	100,724
SCOR SE	1,186	24,357
Societe BIC SA	516	29,636
Societe Generale	2,810	153,312
Societe Television Francaise	3,272	36,808
Technip SA	907	44,583
Thales SA	918	41,081
Total SA, Class B	21,950	1,188,859
Vallourec SA	822	99,935
Veolia Environnement	3,560	105,173
Vinci SA	1,755	78,765
Vivendi	5,213	124,874
		5,028,043
Germany 1.8%
Adidas AG	585	22,291
Allianz SE	2,826	261,325
BASF SE	2,333	93,055
Bayer AG	8,875	476,552
Beiersdorf AG	685	32,291
Celesio AG	471	10,826
Commerzbank AG (a)	938	5,832
Daimler AG	2,047	74,064
Deutsche Bank AG	6,359	386,963
Deutsche Lufthansa AG	683	8,586
Deutsche Post AG	2,494	32,597
Deutsche Postbank AG (a)	240	6,119
Deutsche Telekom AG	10,676	126,175
E.ON AG	6,907	245,159
Fresenius Medical Care AG & Co. KGaA	1,036	46,235
Hochtief AG	189	9,549
Linde AG	574	47,191
MAN AG	491	30,199
Merck AG	327	33,338

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Germany (Continued)
Metro AG	2,160	$103,254
Muenchener Rueckversicherungs-Gesellschaft AG	1,299	175,683
Puma AG	55	12,072
RWE AG	1,711	135,074
SAP AG	8,545	344,499
Siemens AG	8,431	583,682
ThyssenKrupp AG	1,009	25,139
Volkswagen AG	393	133,037
		3,460,787
Greece 0.1%
EFG Eurobank Ergasias SA (a)	4,940	51,462
National Bank of Greece SA (a)	5,486	150,306
Piraeus Bank SA (a)	5,923	58,384
Titan Cement Co., SA	600	15,800
		275,952
Indonesia 1.2%
Aneka Tambang Tbk	180,500	35,465
Astra International Tbk	226,000	525,939
Bank Central Asia Tbk	784,500	270,483
Bank Danamon Indonesia Tbk	106,500	50,043
Bank Mandiri	404,000	124,566
Bank Rakyat Indonesia	342,000	210,132
Bumi Resources Tbk	1,099,000	199,111
Indocement Tunggal Prakarsa Tbk	64,000	48,454
Indofood Sukses Makmur Tbk	304,000	55,700
Indosat Tbk	61,500	29,872
International Nickel Indonesia Tbk (a)	132,000	53,191
Perusahaan Gas Negara	563,500	173,192
Semen Gresik (Persero) Tbk	81,000	38,731
Telekomunikasi Indonesia	610,000	451,818
Unilever Indonesia Tbk	89,500	81,051
United Tractors Tbk	87,000	84,381
		2,432,129
Ireland 0.2%
Covidien PLC	6,450	241,488
Ingersoll-Rand PLC	5,900	123,310
		364,798
Isle of Man 0.0%
Genting International PLC (a)	95,000	44,598
Israel 0.2%
Teva Pharmaceutical Industries Ltd.—ADR	6,700	330,578

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Italy 0.6%
Alleanza Assicurazioni SpA	3,067	$21,118
Assicurazioni Generali SpA	7,346	153,316
ENI SpA	27,061	641,964
Intesa Sanpaolo SpA (a)	59,952	194,374
UniCredit SpA (a)	57,877	148,279
		1,159,051
Japan 11.4%
77th Bank Ltd.	4,000	23,201
Acom Co., Ltd.	383	9,559
Advantest Corp.	3,200	57,709
Aeon Co., Ltd.	5,806	57,190
Aeon Credit Service Co., Ltd.	500	6,510
Aeon Mall Co., Ltd.	200	3,784
Aioi Insurance Co., Ltd.	1,000	4,546
Ajinomoto Co., Inc.	7,800	61,636
Amada Co., Ltd.	3,527	21,796
Asahi Breweries Ltd.	3,500	50,261
Asahi Glass Co., Ltd.	16,600	132,473
Asahi Kasei Corp.	16,900	85,638
Astellas Pharma, Inc.	5,905	208,588
Bank of Kyoto Ltd.	3,000	27,732
Bank of Yokohama Ltd.	16,000	85,219
Benesse Corp.	704	28,137
Bridgestone Corp.	12,264	191,574
Canon, Inc.	14,104	459,042
Casio Computer Co., Ltd.	6,400	56,966
Central Japan Railway Co.	19	116,740
Chiba Bank Ltd.	8,000	52,052
Chubu Electric Power Co., Inc.	7,252	167,637
Chugai Pharmaceutical Co., Ltd.	4,058	77,315
Chuo Mitsui Trust Holdings, Inc.	7,536	28,599
Citizen Watch Co., Ltd.	6,500	33,153
Coca-Cola West Japan Co., Ltd.	500	9,556
Credit Saison Co., Ltd.	1,352	17,072
Dai Nippon Printing Co., Ltd.	6,300	86,122
Daicel Chemical Industries Ltd.	2,000	12,088
Daiichi Sankyo Co., Ltd.	8,100	144,939
Daikin Industries Ltd.	2,300	73,527
Dainippon Ink & Chemicals	10,000	15,593
DAITO Trust Construction Co., Ltd.	1,603	75,244
Daiwa House Industry Co., Ltd.	6,800	72,866
Daiwa Securities Group, Inc.	18,500	109,343
Denki Kagaku Kogyo KK	6,031	16,687

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Japan (Continued)
Denso Corp.	8,600	$219,229
Dowa Mining Co., Ltd.	8,000	33,156
Dowa Mining Co., Ltd. (rights, expiring 01/29/10) (a)	11,000	0
East Japan Railway Co.	4,700	283,017
Eisai Co., Ltd.	2,850	101,406
FamilyMart Co., Ltd.	1,303	40,839
Fanuc Ltd.	2,300	183,518
Fast Retailing Co., Ltd.	1,350	175,830
Fuji Electric Holdings Co., Ltd.	6,000	9,902
Fuji Photo Film Co., Ltd.	6,666	210,302
Fuji Television Network, Inc.	10	15,063
Fujitsu Ltd.	24,600	133,301
Fukuoka Financial Group, Inc.	8,000	35,673
Furukawa Electric Co., Ltd.	10,800	48,441
Gunma Bank Ltd.	1,000	5,545
Hachijuni Bank Ltd.	1,000	5,641
Hino Motors Ltd.	2,000	6,199
Hirose Electric Co., Ltd.	355	37,743
Hiroshima Bank Ltd.	2,000	8,312
Hitachi Construction Machinery Co., Ltd.	900	14,558
Hitachi Ltd.	44,500	137,827
Hokkaido Electric Power Co., Inc.	2,300	43,066
Hokuhoku Financial Group, Inc.	15,000	37,467
Honda Motor Co., Ltd.	22,412	613,666
Hoya Corp.	5,600	112,126
Ibiden Co., Ltd.	1,700	47,488
IHI Corp.	15,040	25,873
Inpex Corp.	10	79,653
Isetan Mitsukoshi Holdings Ltd.	7,702	78,198
Ito En Ltd.	700	9,929
Itochu Corp.	18,026	124,504
Itochu Techno-Science Corp.	700	20,772
J Front Retailing Co., Ltd.	8,000	38,062
Japan Airlines System Corp. (a)	14,000	26,973
Japan Prime Realty Investment Corp. (REIT)	2	4,323
Japan Real Estate Investment Corp. (REIT)	5	41,498
Japan Retail Fund Investment Corp. (REIT)	7	32,293
Japan Tobacco, Inc.	51	158,965
JFE Holdings, Inc.	4,600	153,642
JGC Corp.	4,546	73,127
Joyo Bank Ltd.	15,000	76,257
JSR Corp.	3,304	56,305
Kajima Corp.	18,600	57,833
Kaneka Corp.	4,000	28,301

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Japan (Continued)
Kansai Electric Power Co., Inc.	10,000	$220,681
Kao Corp.	6,745	146,996
Kawasaki Heavy Industries Ltd.	20,000	54,815
Kawasaki Kisen Kaisha Ltd.	2,000	8,187
Keihin Electric Express Railway Co., Ltd.	7,000	54,261
Keio Electric Railway Co., Ltd.	3,500	20,337
Keyence Corp.	547	111,320
Kikkoman Corp.	3,500	35,035
Kinki Nippon Railway Co., Ltd.	22,628	99,687
Kirin Brewery Co., Ltd.	5,626	78,540
Kobe Steel Ltd.	28,000	51,745
Komatsu Ltd.	13,400	205,653
Konami Co., Ltd.	2,050	39,246
Konica Corp.	7,255	75,385
Koyo Seiko Co., Ltd.	1,000	10,082
Kubota Corp.	18,930	155,464
Kuraray Co., Ltd.	7,265	80,531
Kurita Water Industries Ltd.	1,700	54,766
Kyocera Corp.	2,400	180,035
Kyowa Hakko Kogyo Co., Ltd.	6,020	67,895
Kyushu Electric Power	4,752	102,275
Lawson, Inc.	1,103	48,471
Leopalace21 Corp.	1,200	10,661
Mabuchi Motor Co., Ltd.	356	17,117
Marubeni Corp.	47,229	208,653
Marui Co., Ltd.	8,003	56,128
Matsui Securities Co., Ltd.	1,500	13,559
Matsushita Electric Industrial Co., Ltd.	25,900	347,399
Matsushita Electric Works	3,500	33,039
MEIJI Holdings Co., Ltd. (a)	400	16,076
Millea Holdings, Inc.	9,204	252,785
Minebea Co., Ltd.	8,000	33,846
Mitsubishi Chemical Holdings Corp.	20,000	84,373
Mitsubishi Corp.	15,331	281,557
Mitsubishi Electric Corp.	23,928	150,559
Mitsubishi Estate Co., Ltd.	9,500	157,377
Mitsubishi Heavy Industries Ltd.	44,526	183,670
Mitsubishi Logistics Corp.	3,000	33,067
Mitsubishi Materials Corp.	25,000	77,688
Mitsubishi Rayon Co., Ltd.	7,023	20,330
Mitsubishi Tokyo Financial Group, Inc.	84,901	521,903
Mitsubishi UFJ Lease & Finance Co., Ltd.	200	6,467
Mitsui & Co., Ltd.	17,731	208,880
Mitsui Chemicals, Inc.	7,000	22,296

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Japan (Continued)
Mitsui Fudosan Co., Ltd.	7,500	$129,936
Mitsui Mining & Smelting Co., Ltd. (a)	21,024	54,076
Mitsui O.S.K. Lines Ltd.	3,500	22,580
Mitsui Sumitomo Insurance Group Holdings, Inc.	3,650	95,181
Mizuho Financial Group, Inc.	88,700	206,298
Murata Manufacturing Co., Inc.	2,700	114,438
Namco Bandai Holdings, Inc.	400	4,387
NEC Corp. (a)	26,600	103,853
NGK Insulators Ltd.	5,320	108,027
NGK Spark Plug Co., Ltd.	3,530	33,547
Nidec Corp.	1,402	84,719
Nikon Corp.	4,500	77,360
Nintendo Co., Ltd.	903	248,509
Nippon Building Fund, Inc. (REIT)	5	42,791
Nippon Electric Glass Co., Ltd.	6,500	72,454
Nippon Express Co., Ltd.	12,500	56,632
Nippon Meat Packers, Inc.	3,300	41,619
Nippon Mining Holdings, Inc.	10,000	51,611
Nippon Oil Corp.	19,100	112,423
Nippon Sheet Glass Co., Ltd.	6,000	17,376
Nippon Steel Corp.	59,030	225,127
Nippon Telegraph & Telephone Corp.	2,600	105,789
Nippon Unipac Holding	2,100	54,253
Nippon Yusen Kabushiki Kaisha	16,429	70,497
NIPPONKOA Insurance Co., Ltd.	1,000	5,800
Nishi-Nippon City Bank Ltd.	16,000	40,235
Nissan Motor Co., Ltd.	32,104	193,820
Nisshin Seifun Group, Inc.	3,500	41,553
Nisshin Steel Co., Ltd.	3,000	6,673
Nisshinbo Industries, Inc.	2,572	28,976
Nissin Food Products Co., Ltd.	1,800	54,531
Nitto Denko Corp.	2,453	74,329
Nomura Holdings, Inc.	26,532	222,288
Nomura Real Estate Office Fund, Inc. (REIT)	1	6,351
Nomura Research, Inc.	2,367	52,510
NSK Ltd.	11,532	58,217
NTN Corp.	8,035	31,986
NTT Data Corp.	24	77,393
NTT Docomo, Inc.	53	77,408
NTT Urban Development Corp.	4	3,857
Obayashi Corp.	14,029	68,616
Obic Co., Ltd.	120	19,452
OJI Paper Co., Ltd.	20,600	88,415
Olympus Optical Co., Ltd.	3,400	79,895

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Japan (Continued)
Omron Corp.	4,004	$57,575
Onward Kashiyama Co., Ltd.	3,546	22,835
Oracle Corp. Japan	700	25,649
Oriental Land Co., Ltd.	1,003	67,152
ORIX Corp.	300	17,693
Osaka Gas Co., Ltd.	27,218	86,871
Promise Co., Ltd.	490	6,238
Resona Holdings, Inc.	5,200	72,891
Ricoh Co., Ltd.	8,955	114,711
Rohm Co., Ltd.	1,803	130,958
Sanyo Electric Co., Ltd. (a)	31,400	81,164
Sapporo Hokuyo Holdings, Inc.	1,000	2,864
Sapporo Holdings Ltd.	2,000	11,407
SBI Holdings, Inc.	102	20,671
Secom Co., Ltd.	1,543	62,588
Seiko Epson Corp.	2,267	36,811
Sekisui Chemical Co., Ltd.	9,524	59,675
Sekisui House Ltd.	11,824	119,521
Seven & I Holdings Co., Ltd.	8,500	199,420
Sharp Corp.	10,600	109,366
Shimamura Co., Ltd.	550	43,678
Shimano, Inc.	1,500	57,242
Shimizu Corp.	12,300	53,396
Shin-Etsu Chemical Co., Ltd.	4,801	221,735
Shinko Securities	11,000	34,195
Shinsei Bank Ltd.	13,000	20,754
Shionogi & Co., Ltd.	5,136	99,217
Shiseido Co., Ltd.	5,000	81,810
Shizuoka Bank Ltd.	9,000	88,901
Showa Denko K.K.	7,000	12,492
Showa Shell Sekiyu K.K.	4,050	42,689
SMC Corp.	703	75,350
Softbank Corp.	11,950	232,068
Sompo Japan Insurance, Inc.	9,500	63,072
Sony Corp.	9,097	234,998
Sony Financial Holdings, Inc.	3	8,258
Stanley Electric Co., Ltd.	2,450	49,348
Sumitomo Chemical Co., Ltd.	18,700	83,820
Sumitomo Corp.	11,000	111,236
Sumitomo Electric Industries Ltd.	8,100	90,803
Sumitomo Heavy Industries Ltd.	7,000	30,967
Sumitomo Metal Industries Ltd.	33,000	87,154
Sumitomo Metal Mining Co.	12,000	168,745
Sumitomo Mitsui Financial Group, Inc.	5,800	234,543

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Japan (Continued)
Sumitomo Realty & Development Co., Ltd.	3,000	$54,570
Sumitomo Trust & Banking Co., Ltd.	16,025	86,265
Suruga Bank Ltd.	1,000	9,531
Taiheiyo Cement Corp.	6,000	10,274
Taisei Corp.	24,000	57,781
Taisho Pharmaceutical Co.	2,616	49,511
Takashimaya Co., Ltd.	6,040	47,456
Takeda Pharmaceutical Co., Ltd.	10,055	390,703
T&D Holdings, Inc.	2,800	79,840
TDK Corp.	1,703	79,604
Teijin Ltd.	16,629	53,410
Terumo Corp.	2,550	112,252
THK Co., Ltd.	500	7,455
Tobu Railway Co., Ltd.	16,300	95,745
Toho Co., Ltd.	1,550	25,231
Tohoku Electric Power Co., Inc.	5,950	124,361
Tokyo Broadcasting System, Inc.	1,200	18,839
Tokyo Electric Power Co., Inc.	14,950	384,275
Tokyo Electron Ltd.	2,950	141,689
Tokyo Gas Co., Ltd.	31,721	113,404
Tokyo Tatemono Co., Ltd.	4,000	22,138
Tokyu Corp.	12,800	64,479
Tokyu Land Corp.	1,000	4,517
TonenGeneral Sekiyu K.K.	5,500	55,894
Toppan Printing Co., Ltd.	7,300	73,361
Toray Industries, Inc.	17,000	86,324
Toshiba Corp.	40,042	144,139
Tosoh Corp.	10,500	29,626
Tostem Inax Holdings Corp.	3,261	50,215
Toto Ltd.	6,800	47,405
Toyo Seikan Kaisha Ltd.	3,517	74,120
Toyoda Gosei Co., Ltd.	500	13,401
Toyota Industries Corp.	1,754	43,458
Toyota Motor Corp.	34,953	1,321,374
Trend Micro, Inc.	1,688	53,733
Uni-Charm Corp.	700	53,438
UNY Co., Ltd.	2,556	21,744
Ushio, Inc.	1,000	15,947
USS Co., Ltd.	865	44,382
West Japan Railway Co.	11	36,346
Yahoo! Japan Corp.	280	88,984
Yakult Honsha Co., Ltd.	2,229	42,467
Yamada Denki Co., Ltd.	1,630	94,705
Yamaha Corp.	2,804	34,829

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Japan (Continued)
Yamaha Motor Corp., Ltd.	1,100	$12,148
Yamato Transport Co., Ltd.	6,518	86,598
Yamazaki Baking Co., Ltd.	3,500	39,480
Yokogawa Electric Corp.	3,046	20,367
		22,480,888
Jersey Channel Islands 0.2%
Experian PLC	2,945	22,071
Shire PLC	68	938
WPP PLC	44,991	299,239
		322,248
Luxembourg 0.1%
ArcelorMittal	6,001	197,083
Malaysia 0.6%
AMMB Holdings Bhd	52,000	49,847
Berjaya Sports Toto Bhd	30,900	44,348
British American Tobacco Malaysia Bhd	3,800	48,334
Bumiputra Commerce Holdings Bhd	58,000	149,120
Bursa Malaysia Bhd	10,600	20,708
Gamuda Bhd	67,400	53,043
Genting Bhd	50,000	80,031
Hong Leong Bank Bhd	22,600	36,580
IJM Corp. Bhd	14,700	24,192
IJM Land Bhd (warrants, expiring 09/11/13) (a)	13,710	2,204
IOI Corp. Bhd	95,950	128,659
Kuala Lumpur Kepong Bhd	14,100	47,585
Malayan Banking Bhd	63,750	106,580
MISC Bhd	30,000	73,322
Petronas Gas Bhd	16,000	44,595
PLUS Expressways Bhd	43,900	39,919
Public Bank Bhd	27,600	70,596
Resorts World Bhd	68,500	52,389
Telekom Malaysia Bhd	26,300	21,908
Tenaga Nasional Bhd	31,000	67,240
TM International Bhd (a)	26,300	17,658
YTL Corp. Bhd	21,400	42,286
		1,221,144
Mexico 0.1%
Desarrolladora Homex SA de CV—ADR (a)	2,900	80,881
Urbi, Desarrollos Urbanos SA de CV (a)	15,900	24,149
Wal-Mart de Mexico SA de CV, Class V	49,331	146,289
		251,319

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Netherlands 0.5%
Aegon NV	8,097	$49,802
Akzo Nobel NV	1,770	77,889
ASML Holding NV	4,812	104,374
European Aeronautic Defence and Space Co., NV	2,024	32,800
Fugro NV	947	39,324
Heineken NV	3,970	147,502
James Hardie Industries NV (a)	10,826	36,399
Koninklijke DSM NV	1,166	36,533
Koninklijke KPN NV	5,412	74,555
Randstad Holding NV (a)	384	10,659
Reed Elsevier NV	2,408	26,556
Royal Philips Electronics NV	9,296	171,895
SBM Offshore NV	2,686	46,009
STMicroelectronics NV	8,371	62,798
TNT NV	2,361	45,986
Unilever NV, CVA	3,428	82,730
Wolters Kluwer NV	1,626	28,452
		1,074,263
Netherlands Antilles 0.3%
Schlumberger Ltd.	11,600	627,676
Norway 0.3%
DNB NOR ASA (a)	3,234	24,761
Norsk Hydro ASA (a)	14,040	72,439
Orkla ASA	8,000	58,280
StatoilHydro ASA	2,340	46,224
Telenor ASA (a)	11,736	90,600
Yara International ASA	13,812	386,795
		679,099
Panama 0.0%
Carnival Corp.	400	10,308
Philippines 0.1%
Ayala Land, Inc.	152,800	25,616
Banco de Oro Unibank, Inc.	19,301	12,603
Bank of the Philippine Islands	38,880	33,844
Globe Telecom, Inc.	820	16,111
Manila Electric Co.	15,500	44,590
Philippine Long Distance Telephone Co.	1,510	75,126
PNOC Energy Development Corp.	178,200	14,571
SM Investments Corp.	4,536	28,704
SM Prime Holdings, Inc.	124,171	22,923
		274,088

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Poland 0.6%
Asseco Poland SA	3,098	$53,205
Bank Pekao SA (a)	7,644	276,304
Bank Zachodni WBK SA (a)	3,418	97,078
KGHM Polska Miedz SA	5,194	133,226
Polski Koncern Naftowy Orlen SA	20,362	169,204
Powszechna Kasa Oszczednosci Bank Polski SA	26,099	210,051
Telekomunikacja Polska SA	48,534	235,199
		1,174,267
Portugal 0.1%
Brisa-Auto Estradas de Portugal SA	5,529	39,800
Portugal Telecom SGPS SA	9,652	94,521
		134,321
Republic of Korea (South Korea) 1.6%
Amorepacific Corp.	45	24,126
Cheil Industries, Inc.	700	25,137
Daewoo Engineering & Construction Co., Ltd.	2,660	26,755
Doosan Heavy Industries & Construction Co., Ltd.	160	7,643
GS Engineering & Construction Corp.	480	27,700
Hana Financial Group, Inc.	1,960	41,811
Hyundai Development Co.	780	24,562
Hyundai Engineering & Construction Co., Ltd.	640	26,691
Hyundai Heavy Industries Co., Ltd.	581	86,445
Hyundai Mipo Dockyard Co., Ltd.	60	5,930
Hyundai Mobis	900	78,466
Hyundai Motor Co.	2,422	140,379
Hyundai Steel Co.	720	33,143
KB Financial Group, Inc. (a)	5,400	179,842
Kia Motors Corp. (a)	2,990	29,400
Korea Electric Power Corp. (a)	3,790	87,672
Korea Exchange Bank	3,970	30,655
Korean Air Lines Co., Ltd. (a)	190	5,287
KT Corp.	1,950	56,194
KT&G Corp.	1,540	86,982
LG Chem Ltd.	442	48,199
LG Display Co., Ltd.	2,510	62,620
LG Electronics, Inc.	1,454	132,838
LG Telecom Ltd.	790	4,970
Lotte Shopping Co., Ltd.	147	30,139
NHN Corp. (a)	540	74,614
POSCO	871	288,460
Samsung Corp.	1,840	61,741
Samsung Electro-Mechanics Co., Ltd.	930	44,402
Samsung Electronics Co., Ltd.	1,628	753,964

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Republic of Korea (South Korea) (Continued)
Samsung Engineering Co., Ltd.	160	$10,586
Samsung Fire & Marine Insurance Co., Ltd.	545	80,204
Samsung Heavy Industries Co., Ltd.	2,060	46,698
Samsung SDI Co., Ltd.	510	41,225
Samsung Securities Co., Ltd.	720	38,113
Samsung Techwin Co., Ltd.	200	11,277
Shinhan Financial Group Co., Ltd. (a)	5,210	130,867
Shinsegae Co., Ltd.	202	79,917
SK Corp.	450	37,508
SK Energy Co., Ltd.	780	62,309
SK Telecom Co., Ltd.	566	77,274
S-Oil Corp.	630	28,050
Woongjin Coway Co., Ltd.	270	6,552
		3,177,347
Republic of Mauritius 0.0%
Golden Agri-Resources Ltd.	112,320	29,384
Golden Agri-Resources Ltd. (rights, expiring 07/16/09) (a)	19,094	2,629
		32,013
Russia 1.2%
Gazprom—ADR	41,100	837,494
LUKOIL—ADR	9,850	440,081
Mining & Mettallurgical Co. Norilsk Nickel—ADR (a)	19,232	177,051
Mobile TeleSystems—ADR	3,350	123,716
NovaTek OAO—GDR	1,539	73,828
Polyus Gold Co.—ADR (a)	3,459	71,596
Rosneft Oil Co.—GDR (a)	24,950	136,911
Surgutneftegaz—ADR	16,700	116,597
Tatneft—ADR	6,110	150,700
Vimpel-Communications—ADR (a)	9,850	115,935
VTB Bank OJSC—GDR	38,823	86,300
Wimm-Bill-Dann Foods—ADR (a)	1,700	93,415
		2,423,624
Singapore 1.6%
Ascendas (REIT)	32,000	35,030
CapitaLand Ltd.	56,000	142,228
CapitaMall Trust (REIT)	39,000	37,549
City Developments Ltd.	20,000	118,057
ComfortDelGro Corp., Ltd.	58,000	51,208
DBS Group Holdings Ltd.	39,000	316,504
Flextronics International Ltd. (a)	9,600	39,456
Fraser & Neave Ltd.	32,000	86,092
Jardine Cycle & Carriage Ltd.	5,000	66,183
Keppel Corp., Ltd.	42,000	199,402

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Singapore (Continued)
Olam International Ltd.	82,000	$137,107
Oversea-Chinese Bank Corp., Ltd.	81,000	372,479
SembCorp Industries Ltd.	34,000	70,684
SembCorp Marine Ltd.	30,000	55,282
Singapore Airlines Ltd.	22,000	201,555
Singapore Exchange Ltd.	29,000	141,680
Singapore Press Holdings Ltd.	42,000	91,441
Singapore Telecommunications Ltd.	245,000	505,566
United Overseas Bank Ltd.	39,000	393,960
UOL Group Ltd.	17,000	38,627
Wilmar International Ltd.	29,000	100,224
		3,200,314
South Africa 0.7%
Anglo Platinum Ltd.	900	63,815
AngloGold Ashanti Ltd.	1,800	66,009
ArcelorMittal South Africa Ltd.	2,340	29,036
Bidvest Group Ltd.	2,479	31,102
FirstRand Ltd.	35,300	64,493
Gold Fields Ltd.	4,400	53,112
Harmony Gold Mining Co., Ltd. (a)	4,100	42,412
Impala Platinum Holdings Ltd.	7,200	159,459
Imperial Holdings Ltd.	1,700	12,919
Massmart Holdings Ltd.	2,300	23,937
MTN Group Ltd.	11,500	176,700
Naspers Ltd., Class N	2,700	71,160
Nedbank Group Ltd.	2,700	34,419
Pretoria Portland Cement Co., Ltd.	3,610	13,603
Sanlam Ltd.	20,400	45,776
Sappi Ltd.	2,900	8,525
Sasol Ltd.	7,300	256,529
Standard Bank Group Ltd.	13,956	160,785
Steinhoff International Holdings Ltd. (a)	8,000	13,945
Telkom South Africa Ltd.	2,100	10,387
Tiger Brands Ltd.	2,200	41,158
Truworths International Ltd.	4,100	19,701
Woolworths Holdings Ltd.	7,600	12,779
		1,411,761
Spain 1.2%
Banco Bilbao Vizcaya Argentaria SA—ADR	13,575	170,502
Banco Bilbao Vizcaya Argentaria SA	12,856	162,004
Banco Popular Espanol SA	7,190	62,916
Banco Santander SA—ADR	150	1,815
Banco Santander SA	50,981	615,237

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Spain (Continued)
Iberdrola SA	7,392	$60,117
Repsol YPF SA	7,525	168,746
Telefonica SA	46,511	1,054,636
		2,295,973
Sweden 1.0%
Alfa Laval AB	1,200	11,486
Assa Abloy AB, Class B	4,764	66,404
Atlas Copco AB, Class A	5,804	58,199
Atlas Copco AB, Class B	6,878	62,274
Electrolux AB, Class B (a)	2,900	40,651
Ericsson, Class B	66,024	645,798
Getinge AB, Class B	12,204	160,030
Hennes & Mauritz AB, Class B	3,608	180,369
Holmen AB, Class B	700	15,293
Husqvarna AB, Class B (a)	2,900	15,924
Investor AB, Class B	5,157	79,766
Lundin Petroleum AB (a)	6,775	52,700
Nordea Bank AB	12,642	100,306
Sandvik AB	8,800	65,568
Securitas AB, Class B	4,767	40,573
Skanska AB, Class B	5,551	62,080
Ssab Svenskt Stal AB, Class B	2,773	32,282
Svenska Cellulosa AB, Class B	5,920	62,298
Svenska Handelsbanken AB, Class A	3,561	67,289
Tele2 AB, Class B	2,530	25,628
TeliaSonera AB	22,616	118,965
Volvo AB, Class A	7,475	46,234
Volvo AB, Class B	9,397	58,230
		2,068,347
Switzerland 2.7%
ABB Ltd. (a)	14,962	235,509
ACE Ltd.	3,600	159,228
Baloise Holding AG	374	27,764
Compagnie Financiere Richemont SA	3,486	72,633
Credit Suisse Group AG	4,608	210,354
Foster Wheeler AG (a)	3,300	78,375
Geberit AG	339	41,780
Givaudan SA	50	30,629
Holcim Ltd. (a)	1,303	74,223
Julius Baer Holding AG	4,107	160,132
Logitech International SA (a)	2,894	40,304
Lonza Group AG	324	32,178
Nestle SA	29,605	1,117,327

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Switzerland (Continued)
Nobel Biocare Holding AG	6,361	$139,446
Noble Corp.	400	12,100
Novartis AG	15,365	624,256
Roche Holding AG	4,615	627,865
Schindler Holding AG	903	56,120
Straumann AG	608	110,943
Swatch Group AG	695	52,871
Swiss Life Holding (a)	172	14,931
Swiss Reinsurance	2,076	68,685
Swisscom AG	180	55,287
Syngenta AG	1,447	336,014
Transocean Ltd. (a)	5,228	388,388
Tyco Electronics Ltd.	4,650	86,444
Tyco International Ltd.	3,750	97,425
UBS AG (a)	11,800	144,370
Weatherford International Ltd. (a)	4,408	86,221
Zurich Financial Services AG	1,100	194,711
		5,376,513
Turkey 1.2%
Akbank TAS	63,497	282,189
Anadolu Efes Biracilik ve Malt Sanayii AS	17,888	160,746
BIM Birlesik Magazalar AS	3,254	113,884
Enka Insaat ve Sanayi AS	29,998	93,659
Eregli Demir ve Celik Fabrikalari TAS (a)	38,551	110,360
Haci Omer Sabanci Holding AS	33,151	88,870
KOC Holding AS (a)	31,479	54,261
Tupras-Turkiye Petrol Rafinerileri AS (a)	11,037	133,915
Turk Telekomunikasyon AS	43,000	134,314
Turkcell Iletisim Hizmetleri AS	48,755	270,060
Turkiye Garanti Bankasi AS (a)	128,207	344,911
Turkiye Halk Bankasi AS	23,500	92,204
Turkiye Is Bankasi, Class C	79,472	232,504
Turkiye Vakiflar Bankasi TAO, Class D (a)	53,719	80,609
Yapi ve Kredi Bankasi AS (a)	57,774	84,926
		2,277,412
United Kingdom 5.8%
3i Group PLC	2,436	9,747
Admiral Group PLC	1,171	16,813
Amec PLC	2,020	21,749
Anglo American PLC	6,417	187,253
Associated British Foods PLC	44	553
AstraZeneca PLC	10,480	461,512
Aviva PLC	15,064	85,126

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Balfour Beatty PLC	5,213	$26,538
Barclays PLC	28,756	133,938
Berkeley Group Holdings PLC (a)	616	8,172
BG Group PLC	21,809	366,434
BHP Billiton PLC	11,744	265,274
BP PLC	193,668	1,532,525
British Airways PLC (a)	4,367	8,994
British American Tobacco PLC	13,146	363,163
British Land Co. PLC (REIT)	68	429
British Sky Broadcasting Group PLC	13,174	98,828
BT Group PLC	64,013	107,164
Bunzl PLC	2,273	18,828
Burberry Group PLC	3,181	22,204
Cable & Wireless PLC	356	781
Cadbury PLC	6,444	55,047
Cairn Energy PLC (a)	18	695
Capita Group PLC	1,182	13,935
Centrica PLC	21,450	78,822
Cobham PLC	6,180	17,627
Diageo PLC	14,979	215,112
Drax Group PLC	86	622
Firstgroup PLC	2,368	13,982
Friends Provident Group PLC	11,987	12,991
G4S PLC	2,171	7,466
GlaxoSmithKline PLC	36,900	649,793
Hammerson PLC (REIT)	39	198
Home Retail Group PLC	2,806	12,035
HSBC Holdings PLC	132,060	1,096,312
ICAP PLC	457	3,403
Imperial Tobacco Group PLC	6,104	158,760
International Power PLC	3,163	12,418
Invensys PLC	1,907	7,030
Investec PLC	1,405	7,583
J Sainsbury PLC	6,738	34,787
Johnson Matthey PLC	1,330	25,254
Kingfisher PLC	4,702	13,784
Land Securities Group PLC (REIT)	64	498
Legal & General Group PLC	48,431	45,260
Liberty International PLC (REIT)	33	217
Lloyds TSB Group PLC	45,777	52,682
London Stock Exchange PLC	167	1,935
Lonmin PLC	23	446
Man Group PLC	25,507	117,073
Marks & Spencer Group PLC	5,953	30,045

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United Kingdom (Continued)
National Grid PLC	22,213	$200,340
Next PLC	927	22,465
Old Mutual PLC	34,843	46,397
Pearson PLC	6,282	63,100
Prudential Corp., PLC	15,646	106,461
Reckitt Benckiser Group PLC	8,893	405,290
Reed Elsevier PLC	8,565	63,863
Rexam PLC	3,369	15,815
Rio Tinto Corp., PLC	5,113	178,000
Rolls-Royce Group PLC (a)	14,449	86,153
Royal Bank of Scotland Group PLC (a)	84,099	53,481
Royal Dutch Shell PLC, Class A	36,230	907,351
Royal Dutch Shell PLC, Class B	17,026	429,845
RSA Insurance Group PLC	23,709	47,045
SABMiller PLC	5,017	102,133
Sage Group PLC	12,233	35,926
Schroders PLC	1,326	17,949
Scottish & Southern Energy PLC	7,146	134,163
Serco Group PLC	791	5,496
Severn Trent PLC	2,349	42,369
Smith & Nephew PLC	27,992	207,526
Smiths Group PLC	3,756	43,468
Standard Chartered PLC	28,412	535,128
Standard Life PLC	13,312	40,763
Tanjong PLC	8,600	32,509
Tesco PLC	29,244	170,452
Thomson Reuters PLC	2,042	58,265
Tomkins PLC	5,994	14,647
Tullow Oil PLC	88	1,361
Unilever PLC	6,162	144,596
United Utilities Group PLC	1,439	11,786
Vedanta Resources PLC	20	426
Vodafone Group PLC	397,937	769,201
William Morrison Supermarkets PLC	206	803
Wolseley PLC (a)	362	6,921
Xstrata PLC	2,864	31,587
		11,454,918
United States 34.9%
3M Co.	5,100	306,510
Abbott Laboratories	15,200	715,008
Adobe Systems, Inc. (a)	10,100	285,830
AES Corp. (a)	5,200	60,372
Aetna, Inc.	5,900	147,795

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Affiliated Computer Services, Inc., Class A (a)	1,100	$48,862
Aflac, Inc.	3,800	118,142
AGCO Corp. (a)	4,585	133,286
Agilent Technologies, Inc. (a)	4,304	87,414
Air Products & Chemicals, Inc.	2,600	167,934
Alcoa, Inc.	11,050	114,147
Allstate Corp.	5,900	143,960
Altera Corp.	3,100	50,468
Altria Group, Inc.	15,417	252,685
Amazon.com, Inc. (a)	4,400	368,104
AMB Property Corp. (REIT)	700	13,167
Ameren Corp.	1,600	39,824
American Electric Power Co., Inc.	2,700	78,003
American Express Co.	5,700	132,468
American Tower Corp., Class A (a)	4,100	129,273
Ameriprise Financial, Inc.	2,100	50,967
Amgen, Inc. (a)	14,300	757,042
Anadarko Petroleum Corp.	9,000	408,510
Analog Devices, Inc.	3,700	91,686
Annaly Capital Management, Inc. (REIT)	2,300	34,822
Aon Corp.	3,200	121,184
Apache Corp.	4,770	344,156
Apollo Group, Inc., Class A (a)	200	14,224
Apple, Inc. (a)	7,800	1,110,954
Applied Materials, Inc.	28,600	313,742
Archer-Daniels-Midland Co.	3,800	101,726
AT&T, Inc.	38,855	965,158
Autodesk, Inc. (a)	2,200	41,756
Automatic Data Processing, Inc.	6,800	240,992
AvalonBay Communities, Inc. (REIT)	400	22,376
Avery Dennison Corp.	1,000	25,680
Avon Products, Inc.	8,300	213,974
Baker Hughes, Inc.	3,000	109,320
Bank of America Corp.	41,350	545,820
Bank of New York Mellon Corp.	15,205	445,659
Baxter International, Inc.	7,000	370,720
BB&T Corp.	3,200	70,336
Becton Dickinson & Co.	3,500	249,585
Bed Bath & Beyond, Inc. (a)	5,800	178,350
Berkshire Hathaway, Inc., Class B (a)	70	202,701
Best Buy Co., Inc.	400	13,396
Biogen Idec, Inc. (a)	4,535	204,755
BJ Services Co.	1,600	21,808
BMC Software, Inc. (a)	3,500	118,265

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Boeing Co.	5,000	$212,500
Boston Properties, Inc. (REIT)	600	28,620
Boston Scientific Corp. (a)	14,452	146,543
Bristol-Myers Squibb Co.	22,100	448,851
Broadcom Corp., Class A (a)	4,900	121,471
Burlington Northern Santa Fe Corp.	7,600	558,904
CA, Inc.	7,692	134,072
Cablevision Systems Corp., Class A	3,100	60,171
Campbell Soup Co.	2,900	85,318
Capital One Financial Corp.	1,246	27,262
Cardinal Health, Inc.	6,200	189,410
Caterpillar, Inc.	5,200	171,808
CBS Corp., Class B	12,011	83,116
Charles Schwab Corp.	20,300	356,062
Chesapeake Energy Corp.	2,600	51,558
Chevron Corp.	16,765	1,110,681
Chubb Corp.	100	3,988
CIGNA Corp.	4,300	103,587
Cincinnati Financial Corp.	2,100	46,935
Cintas Corp.	1,400	31,976
Cisco Systems, Inc. (a)	69,400	1,293,616
Citrix Systems, Inc. (a)	1,600	51,024
Clorox Co.	2,500	139,575
CME Group, Inc.	200	62,222
Coca-Cola Co.	13,800	662,262
Cognizant Technology Solutions Corp., Class A (a)	1,900	50,730
Colgate-Palmolive Co.	200	14,148
Comcast Corp., Class A	23,394	338,979
Comerica, Inc.	1,700	35,955
Computer Sciences Corp. (a)	2,400	106,320
ConAgra Foods, Inc.	6,900	131,514
ConocoPhillips	400	16,824
Consol Energy, Inc.	2,500	84,900
Consolidated Edison, Inc.	1,900	71,098
Constellation Energy Group, Inc.	1,400	37,212
Corning, Inc.	14,750	236,885
Costco Wholesale Corp.	3,000	137,100
Coventry Health Care, Inc. (a)	252	4,715
CSX Corp.	2,300	79,649
CVS Caremark Corp.	17,788	566,904
Danaher Corp.	5,400	333,396
Deere & Co.	10,500	419,475
Dell, Inc. (a)	20,800	285,584
Devon Energy Corp.	6,646	362,207

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Discovery Communications, Inc., Class A (a)	1,484	$33,464
Discovery Communications, Inc., Class C (a)	1,484	30,467
Dominion Resources, Inc.	4,200	140,364
Dover Corp.	4,500	148,905
Dow Chemical Co.	7,966	128,571
D.R. Horton, Inc.	1,100	10,296
Dr. Pepper Snapple Group, Inc. (a)	1,389	29,433
DTE Energy Co.	1,400	44,800
Du Pont (E.I.) de Nemours & Co.	6,900	176,778
Duke Energy Corp.	7,716	112,576
Dun & Bradstreet Corp.	600	48,726
Eaton Corp.	2,500	111,525
eBay, Inc. (a)	11,900	203,847
Ecolab, Inc.	4,200	163,758
Edison International, Inc.	2,000	62,920
Electronic Arts, Inc. (a)	3,900	84,708
Eli Lilly & Co.	9,100	315,224
Embarq Corp.	590	24,815
EMC Corp. (a)	21,530	282,043
Emerson Electric Co.	6,800	220,320
Entergy Corp.	1,500	116,280
EOG Resources, Inc.	2,100	142,632
Equifax, Inc.	1,300	33,930
Equity Residential (REIT)	1,400	31,122
Exelon Corp.	4,100	209,961
Express Scripts, Inc. (a)	800	55,000
Exxon Mobil Corp.	46,411	3,244,593
Federal Realty Investment Trust (REIT)	300	15,456
FedEx Corp.	3,100	172,422
Fifth Third Bancorp	2,900	20,590
First Solar, Inc. (a)	400	64,848
FirstEnergy Corp.	2,200	85,250
Fiserv, Inc. (a)	2,300	105,110
Fluor Corp.	3,500	179,515
Fortune Brands, Inc.	200	6,948
FPL Group, Inc.	2,300	130,778
Franklin Resources, Inc.	400	28,804
Freeport-McMoRan Copper & Gold, Inc.	4,309	215,924
FTI Consulting, Inc. (a)	500	25,360
GameStop Corp., Class A (a)	2,000	44,020
Gap, Inc.	4,725	77,490
General Dynamics Corp.	2,800	155,092
General Electric Co.	67,942	796,280
General Mills, Inc.	3,500	196,070

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Genzyme Corp. (a)	2,700	$150,309
Gilead Sciences, Inc. (a)	6,200	290,408
Goldman Sachs Group, Inc.	4,700	692,968
Google, Inc., Class A (a)	2,700	1,138,293
Halliburton Co.	8,600	178,020
Harley-Davidson, Inc.	3,300	53,493
HCP, Inc. (REIT)	1,400	29,666
Health Care REIT, Inc.	500	17,050
Hewlett-Packard Co.	24,700	954,655
HJ Heinz Co.	4,700	167,790
Home Depot, Inc.	8,800	207,944
Honeywell International, Inc.	6,000	188,400
Hospira, Inc. (a)	2,180	83,974
Host Hotels & Resorts, Inc. (REIT)	3,200	26,848
H&R Block, Inc.	6,800	117,164
IBM Corp.	13,900	1,451,438
Illinois Tool Works, Inc.	8,800	328,592
Intel Corp.	52,300	865,565
IntercontinentalExchange, Inc. (a)	200	22,848
International Game Technology	4,500	71,550
International Paper Co.	7,665	115,971
Intuit, Inc. (a)	3,500	98,560
Iron Mountain, Inc. (a)	1,800	51,750
ITT Corp.	500	22,250
Jacobs Engineering Group, Inc. (a)	2,400	101,016
J.C. Penney Co., Inc.	400	11,484
Johnson & Johnson	26,000	1,476,800
Johnson Controls, Inc.	6,300	136,836
JPMorgan Chase & Co.	42,031	1,433,677
Juniper Networks, Inc. (a)	5,500	129,800
KeyCorp	3,000	15,720
Kimberly-Clark Corp.	5,100	267,393
Kimco Realty Corp. (REIT)	1,900	19,095
KLA-Tencor Corp.	4,600	116,150
Kohl's Corp. (a)	1,900	81,225
Kraft Foods, Inc., Class A	11,367	288,040
Kroger Co.	2,200	48,510
L-3 Communications Holdings, Inc.	300	20,814
Laboratory Corp. of America Holdings (a)	2,100	142,359
Lam Research Corp. (a)	3,300	85,800
Liberty Global, Inc., Class A (a)	2,024	32,161
Liberty Global, Inc., Class C (a)	2,024	31,999
Liberty Media Corp.—Entertainment, Class A (a)	5,096	136,318
Liberty Media Corp.—Interactive, Class A (a)	8,399	42,079

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Liberty Property Trust (REIT)	700	$16,128
Life Technologies Corp. (a)	1,370	57,156
Limited Brands, Inc.	5,200	62,244
Linear Technology Corp.	2,900	67,715
Lockheed Martin Corp.	2,700	217,755
Lowe's Cos., Inc.	10,900	211,569
LSI Corp. (a)	6,000	27,360
M & T Bank Corp.	400	20,372
Macy's, Inc.	5,278	62,069
Manpower, Inc.	800	33,872
Marathon Oil Corp.	5,800	174,754
Marriott International, Inc., Class A	401	8,861
Marsh & McLennan Cos., Inc.	5,600	112,728
Marshall & Ilsley Corp.	1,698	8,150
Masco Corp.	5,200	49,816
McDonald's Corp.	7,900	454,171
McKesson Corp.	3,783	166,452
MeadWestvaco Corp.	5,500	90,255
Medco Health Solutions, Inc. (a)	5,746	262,075
Medtronic, Inc.	12,500	436,125
MEMC Electronic Materials, Inc. (a)	4,200	74,802
Merck & Co., Inc.	19,100	534,036
MetLife, Inc.	6,800	204,068
Microchip Technology, Inc.	1,700	38,335
Micron Technology, Inc. (a)	5,800	29,348
Microsoft Corp.	117,600	2,795,352
Monsanto Co.	13,267	986,269
Moody's Corp.	2,500	65,875
Mosaic Co.	4,000	177,200
Motorola, Inc.	26,200	173,706
National Semiconductor Corp.	2,500	31,375
National-Oilwell Varco, Inc. (a)	634	20,706
NetApp, Inc. (a)	3,700	72,964
Newmont Mining Corp.	16,900	690,703
News Corp., Class A	7,445	67,824
News Corp., Class B	4,848	51,243
NII Holdings, Inc., Class B (a)	600	11,442
NiSource, Inc.	3,149	36,717
Noble Energy, Inc.	400	23,588
Norfolk Southern Corp.	2,900	109,243
Northern Trust Corp.	4,900	263,032
Northrop Grumman Corp.	2,700	123,336
Northwest Equity Corp.	21,284	118,808
Nucor Corp.	4,450	197,714

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
NVIDIA Corp. (a)	3,900	$44,031
NYSE Euronext	700	19,075
Occidental Petroleum Corp.	6,700	440,927
Omnicom Group, Inc.	5,900	186,322
Oracle Corp.	53,114	1,137,702
PACCAR, Inc.	2,962	96,295
Parker Hannifin Corp.	3,900	167,544
Paychex, Inc.	4,800	120,960
Peabody Energy Corp.	3,200	96,512
PepsiCo, Inc.	12,300	676,008
Pfizer, Inc.	55,760	836,400
PG&E Corp.	2,500	96,100
Philip Morris International, Inc.	15,417	672,490
Pitney Bowes, Inc.	2,100	46,053
Plum Creek Timber Co., Inc. (REIT)	800	23,824
PNC Financial Services Group, Inc.	2,200	85,382
PPG Industries, Inc.	900	39,510
PPL Corp.	2,500	82,400
Praxair, Inc.	4,600	326,922
Principal Financial Group, Inc.	2,800	52,752
Procter & Gamble Co.	30,877	1,577,815
Progress Energy, Inc.	1,900	71,877
Progressive Corp. (a)	6,800	102,748
ProLogis (REIT)	2,200	17,732
Prudential Financial, Inc.	3,800	141,436
Public Service Enterprise Group, Inc.	2,700	88,101
Public Storage (REIT)	600	39,288
Pulte Homes, Inc.	200	1,766
QUALCOMM, Inc.	15,700	709,640
Quest Diagnostics, Inc.	2,600	146,718
Qwest Communications International, Inc.	6,100	25,315
Range Resources Corp.	500	20,705
Raytheon Co.	3,700	164,391
Regency Centers Corp. (REIT)	400	13,964
Regions Financial Corp.	4,100	16,564
Republic Services, Inc.	3,600	87,876
Robert Half International, Inc.	1,500	35,430
Rockwell Automation, Inc.	2,300	73,876
Rockwell Collins, Inc.	1,500	62,595
R.R. Donnelley & Sons Co.	2,000	23,240
Safeway, Inc.	1,800	36,666
Saint Jude Medical, Inc. (a)	4,100	168,510
SanDisk Corp. (a)	1,700	24,973
Sara Lee Corp.	9,700	94,672

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Sears Holdings Corp. (a)	200	$13,304
Sempra Energy	1,500	74,445
Sherwin-Williams Co.	800	43,000
Simon Property Group, Inc. (REIT)	1,400	72,002
SLM Corp. (a)	3,100	31,837
Southern Co.	4,800	149,568
Southwest Airlines Co.	2,900	19,517
Southwestern Energy Co. (a)	800	31,080
Spectra Energy Corp.	3,608	61,047
Sprint Nextel Corp. (a)	11,800	56,758
SPX Corp.	1,000	48,970
Staples, Inc.	6,975	140,686
Starbucks Corp. (a)	5,400	75,006
Starwood Hotels & Resorts Worldwide, Inc.	6,300	139,860
State Street Corp.	3,800	179,360
Stericycle, Inc. (a)	800	41,224
Stryker Corp.	3,100	123,194
Sun Microsystems, Inc. (a)	8,275	76,296
Sunoco, Inc.	400	9,280
SunTrust Banks, Inc.	1,800	29,610
SUPERVALU, Inc.	255	3,302
Synopsys, Inc. (a)	1,200	23,412
Synthes, Inc.	2,766	267,751
Sysco Corp.	400	8,992
T. Rowe Price Group, Inc.	1,100	45,837
Target Corp.	4,400	173,668
Texas Instruments, Inc.	13,700	291,810
Textron, Inc.	2,400	23,184
Thermo Fisher Scientific, Inc. (a)	548	22,342
Time Warner Cable, Inc.	2,595	82,184
Time Warner, Inc.	9,133	230,060
TJX Cos., Inc.	4,300	135,278
Travelers Cos., Inc.	969	39,768
Tyson Foods, Inc., Class A	338	4,262
Union Pacific Corp.	3,800	197,828
United Parcel Service, Inc., Class B	6,300	314,937
United Technologies Corp.	7,000	363,720
UnitedHealth Group, Inc.	11,654	291,117
Unum Group	4,200	66,612
U.S. Bancorp	5,000	89,600
Valero Energy Corp.	6,044	102,083
Ventas, Inc. (REIT)	800	23,888
VeriSign, Inc. (a)	2,900	53,592
Verizon Communications, Inc.	24,300	746,739

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Viacom, Inc., Class B (a)	8,911	$202,280
Visa, Inc., Class A	6,600	410,916
Vornado Realty Trust (REIT)	900	40,527
Vulcan Materials Co.	1,850	79,735
Walgreen Co.	4,400	129,360
Wal-Mart Stores, Inc.	15,700	760,508
Walt Disney Co.	20,500	478,265
Waste Management, Inc.	4,400	123,904
Waters Corp. (a)	600	30,882
WellPoint, Inc. (a)	5,500	279,895
Wells Fargo & Co.	9,100	220,766
Western Union Co.	10,251	168,116
Weyerhaeuser Co.	4,000	121,720
Williams Cos., Inc.	1,600	24,976
Windstream Corp.	1,611	13,468
WR Berkley Corp.	3,800	81,586
Wyeth	14,500	658,155
Xcel Energy, Inc.	3,200	58,912
Xerox Corp.	11,200	72,576
Xilinx, Inc.	3,300	67,518
XTO Energy, Inc.	4,082	155,688
Yahoo!, Inc. (a)	17,700	277,182
Yum! Brands, Inc.	5,000	166,700
Zimmer Holdings, Inc. (a)	3,360	143,136
		68,963,041
Total Common Stocks 84.6%		167,573,369
Preferred Stocks 2.4%
Brazil 2.3%
All America Latina Logistica SA	14,700	90,548
Ambev	5,624	365,653
Banco Bradesco SA	32,386	478,972
Banco Itau Holding Financeira SA	45,233	717,911
Bradespar SA	5,192	67,831
CEMIG	9,437	126,902
Companhia Vale do Rio Doce	41,310	629,295
Electrobras SA (a)	9,015	117,317
Gerdau SA	15,944	166,804
Itausa-Investimentos Itau SA	53,740	239,149
Metalurgica Gerdau SA	7,210	94,932
Petroleo Brasileiro SA	63,566	1,052,675
Sadia SA (a)	38,447	93,395

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
Brazil (Continued)
Tele Norte Leste Participacoes SA	10,484	$167,466
Usinas Siderurgicas de Minas Gerais SA, Class A	5,982	127,028
		4,535,878
Germany 0.1%
Henkel AG & Co., KGaA	842	26,308
Porsche, Automobil Holdings SE	676	45,427
RWE AG	108	7,196
Volkswagen AG	258	18,052
		96,983
Republic of Korea (South Korea) 0.0%
Samsung Electronics Co., Ltd.	286	87,183
Total Preferred Stocks 2.4%		4,720,044
Investment Companies 0.8%
Canada 0.0%
Bell Aliant Regional Communications Income Fund	457	10,347
United States 0.8%
iShares Russell 2000 Value Index Fund	33,500	1,558,755
Total Investment Companies 0.8%		1,569,102
Total Long-Term Investments 87.8% (Cost $196,314,014)		173,862,515

Repurchase Agreements 8.9%
Banc of America Securities ($981,527 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $981,528)	981,527
JPMorgan Chase & Co. ($16,578,345 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $16,578,368)	16,578,345
State Street Bank & Trust Co. ($128 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $128)	128
Total Repurchase Agreements 8.9% (Cost $17,560,000)	17,560,000

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Value
Total Investments 96.7% (Cost $213,874,014)	$191,422,515
Foreign Currency 0.6% (Cost $1,200,320)	1,204,773
Other Assets in Excess of Liabilities 2.7%	5,283,110
Net Assets 100.0%	$197,910,398

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $84,352,975.

(a)  Non-income producing security.

ADR—American Depositary Receipt

CVA—Certification Van Aandelen

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Forward foreign currency contracts outstanding as of June 30, 2009:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts:
Australian Dollar
1,622,723 expiring 07/16/09	US $	$1,306,259	$10,093
Canadian Dollar 1,251,418 expiring 07/16/09	US $	1,075,958	(30,748)
Euro 6,439,027 expiring 07/16/09	US $	9,033,097	77,183
318,191 expiring 07/16/09	US $	446,379	4,495
2,827,598 expiring 07/16/09	US $	3,966,743	39,775
5,018,154 expiring 07/16/09	US $	7,039,801	70,990
			192,443
Japanese Yen 129,661,652 expiring 07/16/09	US $	1,346,157	4,695
401,659,428 expiring 07/16/09	US $	4,170,057	9,336
1,401,241,784 expiring 07/16/09	US $	14,547,793	49,839
			63,870
Pound Sterling 750,397 expiring 07/16/09	US $	1,234,540	1,112
5,152,861 expiring 07/16/09	US $	8,477,395	7,482
			8,594
Swiss Franc 998,830 expiring 07/16/09	US $	919,430	(1,490)
Total Long Contracts			$242,762
Short Contracts:
Euro 513,601 expiring 07/16/09	US $	$720,513	$387
506,309 expiring 07/16/09	US $	710,284	(8,084)
1,371,394 expiring 07/16/09	US $	1,923,884	(19,579)
4,034,642 expiring 07/16/09	US $	5,660,065	(57,278)
967,462 expiring 07/16/09	US $	1,357,220	(13,696)
			(98,250)
Japanese Yen 1,112,241,438 expiring 07/16/09	US $	11,547,371	(40,631)
500,445,209 expiring 07/16/09	US $	5,195,658	(18,389)
196,632,480 expiring 07/16/09	US $	2,041,453	(6,973)
457,902,817 expiring 07/16/09	US $	4,753,980	(17,071)
			(83,064)
Pound Sterling 147,946 expiring 07/16/09	US $	243,398	140
62,476 expiring 07/16/09	US $	102,785	(89)
2,854,476 expiring 07/16/09	US $	4,696,132	(4,031)
			(3,980)
Total Short Contracts			$(185,294)
Total Forward Foreign Currency Contracts			$57,468

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Futures contracts outstanding as of June 30, 2009:

Futures Contracts	Number of Contracts	Unrealized Appreciation/ Depreciation
Long Contracts:
Dax Index, September 2009 (Current Notional Value of $169,010 per contract)	23	$16,014
Hang Seng China Ent Index, July 2009 (Current Notional Value of $71,031 per contract)	80	56,007
Hang Seng Stock Index, July 2009 (Current Notional Value of $118,837 per contract)	11	20,714
MSCI Taiwan Index, July 2009 (Current Notional Value of $23,040 per contract)	194	(9,913)
SGX CNX NIFTY Index, July 2009 (Current Notional Value of $8,605 per contract)	427	51,914
SGX MSCI Singapore Index, July 2009 (Current Notional Value of $38,552 per contract)	34	1,762
Topix Index, September 2009 (Current Notional Value of $95,818 per contract)	31	13,815
Total Long Contracts	800	$150,313
Short Contracts:
S & P Mini 500 Index, September 2009 (Current Notional Value of $45,775 per contract)	10	11,259
Total Futures Contracts	810	$161,572

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value.

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Events	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets*
Assets
Common and Preferred Stocks
Advertising	$186,322	$331,909	$—	$518,231	0.3%
Aerospace & Defense	1,598,430	304,799	—	1,903,229	1.0
Agricultural Products	253,315	339,541	—	592,856	0.3
Air Freight & Logistics	487,359	191,804	—	679,163	0.3
Airlines	19,517	293,962	—	313,479	0.2
Airport Services	—	5,590	—	5,590	0.0	**
Alternative Carriers	—	781	—	781	0.0	**
Aluminum	114,147	46,911	—	161,058	0.1
Apparel Retail	275,012	547,084	—	822,096	0.4
Apparel, Accessories & Luxury Goods	—	413,735	—	413,735	0.2
Application Software	500,582	445,743	—	946,325	0.5

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Events	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets*
Common and Preferred Stocks (Continued)
Asset Management & Custody Banks	$1,162,486	$325,572	$—	$1,488,058	0.8%
Auto Parts & Equipment	136,836	437,448	—	574,284	0.3
Automobile Manufacturers	—	3,146,109	—	3,146,109	1.6
Automotive Retail	—	44,382	—	44,382	0.0	**
Biotechnology	1,402,514	46,006	—	1,448,520	0.7
Brewers	365,653	747,530	—	1,113,184	0.6
Broadcasting—Diversified	82,184	—	—	82,184	0.0	**
Broadcasting & Cable TV	746,676	260,872	—	1,007,547	0.5
Building Products	49,816	497,758	—	547,574	0.3
Casinos & Gaming	71,550	185,004	—	256,554	0.1
Catalog Retail	42,079	12,035	—	54,114	0.0	**
Coal & Consumable Fuels	255,810	215,592	—	471,402	0.2
Commercial Printing	23,240	159,484	—	182,724	0.1
Commodity Chemicals	—	481,672	—	481,672	0.2
Communications Equipment	2,586,112	1,103,216	—	3,689,328	1.9
Computer & Electronics Retail	57,416	94,705	—	152,121	0.1
Computer Hardware	3,878,927	388,889	—	4,267,815	2.2
Computer Storage & Peripherals	407,176	77,115	—	484,291	0.2
Construction & Engineering	358,906	738,491	—	1,097,397	0.6
Construction & Farm Machinery & Heavy Trucks	820,864	823,273	—	1,644,137	0.8
Construction Materials	79,735	375,145	—	454,880	0.2
Consumer Electronics	—	962,730	—	962,730	0.5
Consumer Finance	277,732	57,072	—	334,804	0.2
Data Processing & Outsourced Services	1,253,026	—	—	1,253,026	0.6
Department Stores	264,073	342,765	—	606,838	0.3
Distillers & Vintners	—	215,112	—	215,112	0.1
Distributors	—	373,465	—	373,465	0.2
Diversified Banks	3,641,915	10,499,540	—	14,141,455	7.1
Diversified Capital Markets	—	835,570	—	835,570	0.4
Diversified Chemicals	344,859	1,032,821	—	1,377,681	0.7
Diversified Commercial & Professional Services	139,992	165,529	—	305,521	0.2
Diversified Metals & Mining	721,231	3,371,051	—	4,092,283	2.1
Diversified REIT's	56,655	457	—	57,112	0.0	**
Drug Retail	696,264	—	—	696,264	0.4
Education Services	14,224	28,137	—	42,361	0.0	**
Electric Utilities	1,400,686	2,298,320	—	3,699,007	1.9
Electrical Components & Equipment	359,044	298,855	—	657,899	0.3
Electronic Equipment Manufacturers	87,414	1,420,112	—	1,507,526	0.8
Electronic Manufacturing Services	125,900	—	—	125,900	0.1
Environmental & Facilities Services	253,004	5,496	—	258,500	0.1
Fertilizers & Agricultural Chemicals	1,980,875	800,268	—	2,781,144	1.4
Food Distributors	8,992	137,107	—	146,099	0.1
Food Retail	153,682	1,035,530	—	1,189,212	0.6

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Events	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets*
Common and Preferred Stocks (Continued)
Footwear	$—	$42,674	$—	$42,674	0.0	%**
Forest Products	267,772	—	—	267,772	0.1
Gas Utilities	—	590,408	—	590,408	0.3
General Merchandise Stores	216,225	—	—	216,225	0.1
Gold	2,520,956	384,350	—	2,905,306	1.5
Health Care Distributors	355,862	10,826	—	366,688	0.2
Health Care Equipment	1,963,275	1,077,842	—	3,041,117	1.5
Health Care Services	606,152	46,235	—	652,387	0.3
Health Care Supplies	—	163,217	—	163,217	0.1
Healthcare	53,554	—	—	53,554	0.0	**
Heavy Electrical Equipment	—	625,572	—	625,572	0.3
Highways & Railtracks	—	167,738	—	167,738	0.1
Home Entertainment Software	84,708	287,756	—	372,464	0.2
Home Furnishing Retail	178,350	—	—	178,350	0.1
Home Furnishings	—	13,945	—	13,945	0.0	**
Home Improvement Retail	462,513	13,784	—	476,297	0.2
Homebuilding	214,096	335,478	—	549,575	0.3
Hotels, Resorts & Cruise Lines	159,029	136,522	—	295,551	0.1
Household Appliances	—	40,651	—	40,651	0.0	**
Household Products	1,998,931	713,083	—	2,712,014	1.4
Housewares & Specialties	6,948	22,476	—	29,424	0.0	**
Human Resource & Employment Services	69,302	24,594	—	93,896	0.0	**
Hypermarkets & Super Centers	1,043,897	443,327	—	1,487,225	0.8
Independent Power Producers & Energy Traders	122,519	100,909	—	223,428	0.1
Industrial	13,167	35,030	—	48,197	0.0	**
Industrial Conglomerates	1,223,399	1,863,407	—	3,086,806	1.6
Industrial Gases	494,856	289,670	—	784,526	0.4
Industrial Machinery	1,284,492	1,460,222	—	2,744,714	1.4
Industrial REIT's	17,732	—	—	17,732	0.0	**
Insurance Brokers	298,237	—	—	298,237	0.2
Integrated Oil & Gas	7,795,821	7,356,944	—	15,152,766	7.7
Integrated Telecommunication Services	2,020,626	3,769,896	—	5,790,522	2.9
Internet Retail	368,104	—	—	368,104	0.2
Internet Software & Services	1,672,914	163,598	—	1,836,512	0.9
Investment Banking & Brokerage	1,049,030	465,503	—	1,514,533	0.8
IT Consulting & Other Services	194,608	230,279	—	424,887	0.2
Leisure Facilities	—	67,152	—	67,152	0.0	**
Leisure Products	—	178,849	—	178,849	0.1
Life & Health Insurance	826,823	730,404	—	1,557,227	0.8
Life Sciences Tools & Services	110,380	32,178	—	142,558	0.1
Managed Health Care	827,109	—	—	827,109	0.4
Marine	—	209,671	—	209,671	0.1
Marine Ports & Services	—	62,367	—	62,367	0.0	**
Metal & Glass Containers	—	89,935	—	89,935	0.0	**
Mortgage REIT's	34,822	—	—	34,822	0.0	**
Motorcycle Manufacturers	53,493	12,148	—	65,641	0.0	**
Movies & Entertainment	1,029,672	150,104	—	1,179,777	0.6

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Events	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets*
Common and Preferred Stocks (Continued)
Multi-Line Insurance	$—	$1,100,985	$—	$1,100,985	0.6%
Multi-Sector Holdings	67,831	259,275	—	327,106	0.2
Multi-Utilities	650,361	797,065	—	1,447,426	0.7
Office	28,620	94,964	—	123,584	0.1
Office Electronics	72,576	681,422	—	753,998	0.4
Office Services & Supplies	71,733	29,636	—	101,369	0.1
Oil & Gas Drilling	436,322	43,107	—	479,429	0.2
Oil & Gas Equipment & Services	1,043,751	129,916	—	1,173,667	0.6
Oil & Gas Exploration & Production	2,306,927	687,026	—	2,993,953	1.5
Oil & Gas Refining & Marketing	111,363	771,509	—	882,872	0.4
Oil & Gas Storage & Transportation	237,803	—	—	237,803	0.1
Other Diversified Financial Services	2,141,213	156,152	—	2,297,365	1.2
Packaged Foods & Meats	1,357,334	1,866,623	—	3,223,957	1.6
Paper Packaging	—	83,356	—	83,356	0.0	**
Paper Products	206,226	308,348	—	514,574	0.3
Personal Products	213,974	229,791	—	443,765	0.2
Pharmaceuticals	5,337,881	4,219,061	—	9,556,942	4.8
Photographic Products	—	77,360	—	77,360	0.0	**
Precious Metals & Minerals	71,596	223,719	—	295,316	0.1
Property & Casualty Insurance	851,600	669,585	—	1,521,185	0.8
Publishing	72,755	393,460	—	466,215	0.2
Railroads	1,121,902	863,877	—	1,985,780	1.0
Real Estate Management & Development	73,567	2,857,832	—	2,931,399	1.5
Regional Banks	266,724	592,276	—	859,000	0.4
Reinsurance	148,848	268,725	—	417,573	0.2
Residential REIT's	53,498	—	—	53,498	0.0	**
Restaurants	695,877	—	—	695,877	0.4
Retail REIT's	120,517	156,941	—	277,458	0.1
Semiconductor Equipment	590,494	332,214	—	922,708	0.5
Semiconductors	1,768,586	1,079,305	—	2,847,891	1.4
Soft Drinks	1,367,703	45,761	—	1,413,464	0.7
Specialized Consumer Services	117,164	—	—	117,164	0.1
Specialized Finance	170,020	481,079	—	651,099	0.3
Specialized REIT's	107,010	—	—	107,010	0.1
Specialty Chemicals	163,758	549,641	—	713,399	0.4
Specialty Stores	140,686	—	—	140,686	0.1
Steel	1,518,518	1,590,519	—	3,109,037	1.6
Systems Software	4,185,390	78,854	—	4,264,245	2.2
Textiles	—	28,976	—	28,976	0.0	**
Tires & Rubber	—	223,752	—	223,752	0.1
Tobacco	925,174	816,204	—	1,741,378	0.9
Trading Companies & Distributors	—	1,089,926	—	1,089,926	0.6
Trucking	—	152,872	—	152,872	0.1
Water Utilities	—	58,082	—	58,082	0.0	**

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2009 continued

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Events	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets*
Common and Preferred Stocks (Continued)
Wireless Telecommunication Services	$599,071	$2,037,397	$—	$2,636,468	1.3%
Investment Companies	1,569,102	—	—	1,569,102	0.8
Repurchase Agreements	—	17,560,000	—	17,560,000
Forward Foreign Currency Contracts	—	275,527	—	275,527
Futures Contracts	171,485	—	—	171,485
Total Assets	88,536,570	103,332,957	—	191,869,527
Liabilities
Forward Currency Contracts	—	(218,059)	—	(218,059)
Futures Contracts	(9,913)	—	—	(9,913)
Total Liabilities	(9,913)	(218,059)	—	(227,972)
Total	$88,526,657	$103,114,898	$—	$191,641,555

*  Summary of Long-Term Investments by Industry Classification totals to 87.8%.

**  Amount is less than 0.1%.

For the years ended June 30, 2009 and 2008, the Fund held 1 security classified as Level 3 with a total market value of zero. For the year ended June 30, 2009, the Fund had no purchases, sales or transfers of Level 3 securities.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2009

Assets:
Total Investments (Cost $213,874,014)	$191,422,515
Cash (Restricted Cash $1,795,687)	1,796,431
Foreign Currency (Cost $1,200,320)	1,204,773
Receivables:
Investments Sold	3,983,176
Dividends	498,184
Fund Shares Sold	313,246
Variation Margin on Futures	161,572
Interest	25
Forward Foreign Currency Contracts	275,527
Other	108,955
Total Assets	199,764,404
Liabilities:
Payables:
Investments Purchased	488,025
Fund Shares Repurchased	450,176
Investment Advisory Fee	101,235
Distributor and Affiliates	90,030
Forward Foreign Currency Contracts	218,059
Directors' Deferred Compensation and Retirement Plans	162,236
Accrued Expenses	344,245
Total Liabilities	1,854,006
Net Assets	$197,910,398
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$257,030,326
Accumulated Undistributed Net Investment Income	(357,432)
Net Unrealized Depreciation	(22,202,459)
Accumulated Net Realized Loss	(36,560,037)
Net Assets	$197,910,398
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $150,687,788 and 11,520,935 shares of beneficial interest issued and outstanding)	$13.08
Maximum sales charge (5.75%* of offering price)	0.80
Maximum offering price to public	$13.88
Class B Shares: Net asset value and offering price per share (Based on net assets of $24,562,964 and 2,011,083 shares of beneficial interest issued and outstanding)	$12.21
Class C Shares: Net asset value and offering price per share (Based on net assets of $22,659,646 and 1,861,753 shares of beneficial interest issued and outstanding)	$12.17

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $253,448)	$5,263,402
Interest	217,435
Total Income	5,480,837
Expenses:
Investment Advisory Fee	2,219,584
Transfer Agent Fees	917,000
Distribution (12b-1) and Service Fees
Class A	414,402
Class B	48,970
Class C	244,789
Custody	325,862
Accounting and Administrative Expenses	169,867
Professional Fees	133,530
Reports to Shareholders	105,416
Registration Fees	61,272
Directors' Fees and Related Expenses	28,370
Other	37,519
Total Expenses	4,706,581
Expense Reduction	776,789
Less Credits Earned on Cash Balances	3,234
Net Expenses	3,926,558
Net Investment Income	$1,554,279
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Foreign Currency Transactions	$439,971
Forward Foreign Currency Contracts	(1,686,319)
Futures	(9,990,919)
Investments	(23,932,653)
Net Realized Loss	(35,169,920)
Unrealized Appreciation/Depreciation:
Beginning of the Period	34,083,771
End of the Period:
Futures	161,572
Forward Commitments	57,468
Foreign Currency Translation	30,000
Investments	(22,451,499)
(22,202,459)
Net Unrealized Depreciation During the Period	(56,286,230)
Net Realized and Unrealized Loss	$(91,456,150)
Net Decrease in Net Assets From Operations	$(89,901,871)

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2009	For The Year Ended June 30, 2008
From Investment Activities:
Operations:
Net Investment Income	$1,554,279	$2,081,519
Net Realized Gain/Loss	(35,169,920)	46,049,338
Net Unrealized Depreciation During the Period	(56,286,230)	(77,300,802)
Change in Net Assets from Operations	(89,901,871)	(29,169,945)
Distributions from Net Investment Income:
Class A Shares	(774,113)	(3,915,669)
Class B Shares	(130,674)	(1,039,489)
Class C Shares	-0-	(382,058)
	(904,787)	(5,337,216)
Return of Capital Distributions:
Class A Shares	(201,317)	-0-
Class B Shares	(33,984)	-0-
Class C Shares	-0-	-0-
	(235,301)	-0-
Total Distributions	(1,140,088)	(5,337,216)
Net Change in Net Assets from Investment Activities	(91,041,959)	(34,507,161)
From Capital Transactions:
Proceeds from Shares Sold	33,408,390	74,832,263
Net Asset Value of Shares Issued Through Dividend Reinvestment	1,098,262	5,103,987
Cost of Shares Repurchased	(74,416,341)	(86,287,998)
Net Change in Net Assets from Capital Transactions	(39,909,689)	(6,351,748)
Total Decrease in Net Assets	(130,951,648)	(40,858,909)
Net Assets:
Beginning of the Period	328,862,046	369,720,955
End of the Period (Including accumulated undistributed net investment income of $(357,432) and $(629,457), respectively)	$197,910,398	$328,862,046

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$18.11	$19.89	$15.84	$13.64	$12.60
Net Investment Income (a)	0.10	0.13	0.11	0.09	0.07
Net Realized and Unrealized Gain/Loss	(5.05)	(1.62)	4.10	2.23	0.99
Total from Investment Operations	(4.95)	(1.49)	4.21	2.32	1.06
Less:
Distributions from Net Investment Income	0.06	0.29	0.16	0.12	0.02
Return of Capital Distributions	0.02	-0-	-0-	-0-	-0-
Total Distributions	0.08	0.29	0.16	0.12	0.02
Net Asset Value, End of the Period	$13.08	$18.11	$19.89	$15.84	$13.64
Total Return* (b)	–27.19%	–7.64%	26.70%	17.07%	8.45%
Net Assets at End of the Period (In millions)	$150.7	$240.8	$263.6	$218.8	$184.6
Ratio of Expenses to Average Net Assets*	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of Net Investment Income to Average Net Assets*	0.78%	0.69%	0.61%	0.62%	0.56%
Portfolio Turnover	54%	36%	18%	35%	20%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.05%	1.74%	1.76%	1.93%	1.90%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.65%	0.55%	0.39%	0.36%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$16.87	$18.59	$14.82	$12.74	$11.75
Net Investment Income (a)	0.10	0.09	0.09	0.10	0.07
Net Realized and Unrealized Gain/Loss	(4.69)	(1.52)	3.85	2.10	0.92
Total from Investment Operations	(4.59)	(1.43)	3.94	2.20	0.99
Less:
Distributions from Net Investment Income	0.06	0.29	0.17	0.12	-0-
Return of Capital Distributions	0.01	-0-	-0-	-0-	-0-
Total Distributions	0.07	0.29	0.17	0.12	-0-
Net Asset Value, End of the Period	$12.21	$16.87	$18.59	$14.82	$12.74
Total Return* (b) (c)	–27.08%	–7.88%	26.73%	17.29%	8.43%
Net Assets at End of the Period (In millions)	$24.6	$52.1	$65.2	$81.9	$104.1
Ratio of Expenses to Average Net Assets* (c)	1.61%	1.89%	1.71%	1.58%	1.69%
Ratio of Net Investment Income to Average Net Assets* (c)	0.83%	0.49%	0.56%	0.67%	0.55%
Portfolio Turnover	54%	36%	18%	35%	20%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	1.96%	1.94%	1.78%	1.81%	1.89%
Ratio of Net Investment Income to Average Net Assets (c)	0.48%	0.44%	0.49%	0.44%	0.35%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$16.84	$18.54	$14.79	$12.73	$11.83
Net Investment Income/Loss (a)	-0- (b)	(0.01)	(0.02)	(0.02)	(0.03)
Net Realized and Unrealized Gain/Loss	(4.67)	(1.52)	3.81	2.09	0.93
Total from Investment Operations	(4.67)	(1.53)	3.79	2.07	0.90
Less:
Distributions from Net Investment Income	-0-	0.17	0.04	0.01	-0-
Net Asset Value, End of the Period	$12.17	$16.84	$18.54	$14.79	$12.73
Total Return* (c)	–27.73%	–8.35%	25.66%	16.27%	7.61%
Net Assets at End of the Period (In millions)	$22.7	$35.9	$40.9	$34.3	$33.6
Ratio of Expenses to Average Net Assets*	2.45%	2.45%	2.46%	2.45%	2.45%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.02%	(0.07%)	(0.15%)	(0.16%)	(0.22%)
Portfolio Turnover	54%	36%	18%	35%	20%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.80%	2.49%	2.52%	2.68%	2.65%
Ratio of Net Investment Loss to Average Net Assets	(0.33%)	(0.11%)	(0.21%)	(0.39%)	(0.42%)

(a)  Based on average shares outstanding.

(b)  Amount is less than $0.01 per share.

(c)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009

1.  Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 as amended, (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of June 30, 2009, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-trade securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and New York. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carry forward of $4,506,994, which will expire according to the following schedule:

Amount	Expiration
$755,909	June 30, 2012
3,751,085	June 30, 2017

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$220,545,063
Gross tax unrealized appreciation	$10,988,824
Gross tax unrealized depreciation	(40,111,372)
Net tax unrealized depreciation on investments	$(29,122,548)

F.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2009 and 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$904,787	$5,337,216
Return of Capital	235,301	-0-
	$1,140,088	$5,337,216

Permanent differences, primarily due to the Fund's recognition of net realized losses on foreign currency transactions, net operating loss and the Fund's investment in other regulated

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

investment companies, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2009:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$(377,467)	$1,348,370	$(970,903)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses on securities for tax purposes but not for book purposes, post-October losses of $25,456,608, which are not recognized for tax purposes until the first day of the following fiscal year, deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on June 30, 2009.

G.  Credits Earned on Cash Balances During the year ended June 30, 2009, the Fund's custody fee was reduced by $3,234 as a result of credits earned on cash balances.

H.  Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expense are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

I.  Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

The Fund's Adviser is currently waiving or reimbursing all or a portion of the Fund's advisory fees or other expenses. This resulted in net expense ratios of 1.70%, 1.61% and 2.45% for Classes A, B, and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended June 30, 2009, the Adviser waived or reimbursed approximately $776,800 of advisory fees or other expenses.

For the year ended June 30, 2009, the Fund recognized expenses of approximately $12,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $57,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $449,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of approximately $78,300 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $25,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $61,300. Sales charges do not represent expenses of the Fund.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

3.  Capital Transactions

For the years ended June 30, 2009 and 2008, transactions were as follows:

	For The Year Ended June 30, 2009		For The Year Ended June 30, 2008
	Shares	Value	Shares	Value
Sales:
Class A	2,029,911	$26,123,234	2,498,521	$49,705,396
Class B	397,323	4,837,600	1,065,924	19,887,148
Class C	204,551	2,447,556	283,260	5,239,719
Total Sales	2,631,785	$33,408,390	3,847,705	$74,832,263
Dividend Reinvestment:
Class A	94,429	$938,073	183,119	$3,742,876
Class B	17,261	160,189	52,977	1,010,812
Class C	-0-	-0-	18,350	350,299
Total Dividend Reinvestment	111,690	$1,098,262	254,446	$5,103,987
Repurchases:
Class A	(3,903,635)	$(50,208,247)	(2,630,487)	$(51,634,988)
Class B	(1,494,846)	(18,516,317)	(1,536,895)	(27,839,508)
Class C	(473,787)	(5,691,777)	(378,286)	(6,813,502)
Total Repurchases	(5,872,268)	$(74,416,341)	(4,545,668)	$(86,287,998)

4.  Redemption Fee

Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2009, the Fund received redemption fees of approximately $3,500, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008 the redemption fee is no longer applied.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $104,233,344 and $114,779,190, respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

Summarized below are specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the period ended June 30, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $528,278,044 and $481,498,785, respectively.

B.  Futures Contracts The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Fund bears the risk of exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted Cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

Transactions in futures contracts for the year ended June 30, 2009, are as follows:

Number of Contracts
Outstanding at June 30, 2008	638
Futures Opened	8,172
Futures Closed	(8,000)
Outstanding at June 30, 2009	810

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets the fair value of the Fund's derivative contract by primary risk exposure as of June 30, 2009.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Values	Balance Sheet Location	Fair Values
Equity Contracts	Variation Margin		Variation Margin
	on Futures	$171,485	on Futures	$(9,913)
Foreign Exchange Contracts	Forward Foreign Currency Contracts	275,527	Forward Foreign Currency Contracts	(218,059)
Total		$447,012		$(227,972)

The following tables set forth by primary risk exposure the Fund's realized gains/losses and change in unrealized gains/losses by type of derivative contract for the year ended June 30, 2009 .

Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures	Forward Foreign Currency Contracts	Total
Equity Contracts	$(9,990,919)	$-0-	$(9,990,919)
Foreign Exchange Contracts	-0-	(1,686,319)	(1,686,319)
Total	$(9,990,919)	$(1,686,319)	$(11,677,238)

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2009 continued

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures	Forward Foreign Currency Contracts	Total
Equity Contracts	$2,339,162	$-0-	$2,339,162
Foreign Exchange Contracts	-0-	(401,223)	(401,223)
Total	$2,339,162	$(401,223)	$1,937,939

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $424,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Global Equity Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2009

Van Kampen Global Equity Allocation Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue

New York, New York 10036

Distributor

Van Kampen Funds Inc.

522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Global Equity Allocation Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Interested Trustee*

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Your Notes

Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with affiliated companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (ET)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

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Van Kampen Global Equity Allocation Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

  Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

450, 550, 650
MSGEANN 08/09

IU09-03478P-Y06/09

ANNUAL REPORT

June 30, 2009

MUTUAL FUNDS

Van Kampen

Global Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 6/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 6/30/99 through 6/30/09. Class A shares, adjusted for sales charges.

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98		I Shares since 10/13/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charges	w/o sales charges	w/max 5.00% sales charges	w/o sales charges	w/max 1.00% sales charges	w/o sales charges
Since Inception	10.20%	9.59%	9.57%	9.57%	9.44%	9.44%	–4.96%
10-year	8.90	8.26	8.24	8.24	8.08	8.08	—
5-year	3.57	2.35	3.07	2.87	2.81	2.81	—
1-year	–13.53	–18.50	–13.55	–17.02	–14.19	–14.89	–13.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

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The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report

For the 12-month period ended June 30, 2009

Market Conditions

Global markets corrected sharply in the second half of 2008 and into the first quarter of 2009, but swiftly turned course to rebound by 21 percent in the second quarter, as measured by the Morgan Stanley Capital International (MSCI) World Index with net dividends (the "Index"). However, over the 12-month period, all Index sectors registered double-digit declines. The more economically sensitive materials, energy and financials sectors were the weakest performers, while the defensive consumer staples and health care sectors, along with consumer discretionary, lost the least value. The Fund posted negative returns in all sectors with the exception of materials, which was up triple digits. The Fund preserved capital better than the Index during the period, as consistent with its past performance history in falling markets.

Since March, the preference of the market has been for leveraged balance sheets, leveraged profit structures and cyclical (that is, economically sensitive) sectors. The market's preference suggests that the worst of the recession is past and economic activity is returning to normal. We heartily disagree. In our view, that financial Armageddon has been averted by globally coordinated central bank intervention does not change the fact that massive and wrenching readjustments are still outstanding in both the western financial system and individual consumer balance sheets. Our obsession with earnings quality leads us to scrutinize pricing power; it is one of the key tools with which we distinguish good from bad earnings structures, and with which we assess profit erosion. Nothing enhances the value of a company like gaining pricing power and nothing damages it as much as the loss of pricing power. We spend a great deal of time in our stock research asking the question—will this company have better or worse pricing power in a year's or more time? In our view, in the vast majority of cases today, the answer is worse, and in some cases substantially worse. We believe any company that can swim against this prevailing tide and retain or improve pricing power should be incredibly valuable.

In such a world where the loss of pricing power is the norm, companies that have the ability to retain or improve their pricing power are increasingly rare. What is so interesting to us at the moment is that rather than being placed on a pedestal, such stocks are often trading cheaper than they have for many many years. The consumer staples sector, which in aggregate we feel has the capability of retaining pricing power, is trading at a 30-year low relative to 10-year bond yields—the 10-year bond is an instrument against which pricing power should be valued, in our opinion. This is an astonishing disconnect and leads us to be particularly bullish about the prospects for the portfolio relative to other equity market opportunities.

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Performance Analysis

All share classes of Van Kampen Global Franchise Fund outperformed the Morgan Stanley Capital International (MSCI) World Index with net dividends (the "Index") for the 12 months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2009

Class A	Class B	Class C	Class I	Morgan Stanley Capital International (MSCI) World Index with net dividends
–13.53%	–13.55%	–14.19%	–13.36%	–29.50%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Performance relative to the Index during the reporting period was influenced by a number of factors.

•  Just over half of the Fund's outperformance relative to the Index was driven by an overweight to consumer staples, one of the best performing sectors for the period given its more defensive characteristics.

•  Underweights in the weakest parts of the market (primarily the financials and materials sectors) also added to performance, as did strong stock selection in industrials and materials. Generally, the Global Franchise management team avoids companies that rely on substantial leverage to generate returns on their capital and, as such, historically the portfolio has not been invested in banks, insurance companies, or property companies.

•  However, stock selection in consumer staples slightly detracted from performance on a relative basis for the 12-month period as the portfolio's top holdings in food and tobacco stocks sold off heavily during the second quarter of this year as the market's appetite for leverage and risk-taking rewarded cyclicality once again.

Market Outlook

The most important activity for us now is to vigorously persist in assessing our original conclusions concerning the business and management quality of the franchises we hold to ensure they continue to thrive in today's harsher environment.

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In all market environments we continue to seek investment opportunities in companies with strong business franchises protected by dominant intangible assets. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Top Ten Holdings as of 6/30/09 (Unaudited)
British American Tobacco PLC	9.0%
Imperial Tobacco Group PLC	6.3
Philip Morris International, Inc.	5.5
Swedish Match AB	4.9
Experian PLC	4.2
Unilever PLC	4.1
Wolters Kluwer NV CVA	3.6
Cadbury PLC	3.4
Nestle SA (Registered)	3.4
Novartis AG	3.4
Summary of Investments by Country Classification as of 6/30/09 (Unaudited)
United States	35.4%
United Kingdom	28.4
Switzerland	6.7
Netherlands	6.7
Sweden	4.9
Jersey	4.2
France	3.3
Finland	2.9
Japan	2.8
Ireland	1.4
Total Long-Term Investments	96.7
Total Repurchase Agreements	2.0
Total Investments	98.7
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	1.3
Net Assets	100.0%

*Amount is less than 0.1%.

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the countries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

7

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/09	6/30/09	1/1/09-6/30/09
Class A
Actual	$1,000.00	$1,047.52	$6.65
Hypothetical	1,000.00	1,018.30	6.56
(5% annual return before expenses)
Class B
Actual	1,000.00	1,047.68	6.70
Hypothetical	1,000.00	1,018.25	6.61
(5% annual return before expenses)
Class C
Actual	1,000.00	1,043.36	10.34
Hypothetical	1,000.00	1,014.68	10.19
(5% annual return before expenses)
Class I
Actual	1,000.00	1,049.01	5.39
Hypothetical	1,000.00	1,019.54	5.31
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.31%, 1.32%, 2.04% and 1.06% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

9

Investment Advisory Agreement Approval

Approval of Sub-Advisory Agreement. Effective as of April 17, 2009, the Fund's investment adviser entered into an investment subadvisory agreement with Morgan Stanley Investment Management Company (the "MSIM Co." or the "subadviser") to assist the investment adviser, Van Kampen Asset Management, and the Fund's existing investment subadviser, Morgan Stanley Investment Management Limited ("MSIM Ltd."), in performing their investment advisory functions. Each of the investment adviser, MSIM Co. and MSIM Ltd. are wholly-owned subsidiaries of Morgan Stanley. As required by the Investment Company Act of 1940, at a meeting held on April 17, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment subadvisory agreement are fair and reasonable and approved the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. Pursuant to the investment subadvisory agreement, personnel employed by the investment subadviser assist in providing portfolio management services to the Fund. The Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser and the services expected to be provided by the investment subadviser, focusing on the capability of the personnel of the investment subadviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors also considered that the new subadvisory arrangement would not materially change the Fund's advisory relationship, the Fund's advisory fee would remain the same, and there would be no decrease in the nature or level of the investment advisory services provided to the Fund. The Board of Directors noted that entry into this new investment subadvisory agreement for the Fund is substantially similar to arrangements entered into by several other Van Kampen funds. The Board of Directors, including the independent directors, evaluated all of the foregoing and, after considering all factors together, has determined, in the exercise of its business judgment that continuance of the investment advisory agreement with the investment adviser coupled with approval of the investment subadvisory agreement with the investment subadviser is in the best interests of the Fund and its shareholders.

Approval of Continuation of Advisory Agreement and Sub-Advisory Agreements. Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreements between the investment adviser and the investment subadvisers be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadvisers are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreements jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the

10

subadvisory agreements and references herein to the investment adviser include collectively the investment adviser and the investment subadvisers.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving an acquisition by the Fund of another fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the

11

investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate

12

basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from the investment adviser's relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

13

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2009

Description	Number of Shares	Value
Common Stocks 96.7%
Finland 2.9%
Kone Oyj, Class B	1,011,014	$31,049,918
France 3.3%
Groupe DANONE	716,607	35,439,010
Ireland 1.4%
C&C Group PLC	4,351,070	14,694,688
Japan 2.8%
Kao Corp.	1,347,000	29,355,575
Jersey 4.2%
Experian PLC	5,990,650	44,895,522
Netherlands 6.7%
Reed Elsevier NV	2,976,737	32,828,356
Wolters Kluwer NV CVA	2,197,372	38,449,714
		71,278,070
Sweden 4.9%
Swedish Match AB	3,230,584	52,513,160
Switzerland 6.7%
Nestle SA (Registered)	953,283	35,978,000
Novartis AG	884,562	35,938,396
		71,916,396
United Kingdom 28.4%
British American Tobacco PLC	3,466,315	95,758,320
Cadbury PLC	4,257,880	36,372,399
Diageo PLC	1,868,015	26,826,424
Imperial Tobacco Group PLC	2,596,076	67,521,992
Reckitt Benckiser PLC	690,209	31,455,633
Unilever PLC	1,880,769	44,133,803
		302,068,571
United States 35.4%
Brown-Forman Corp., Class B	372,932	16,028,617
Career Education Corp. (a)	794,101	19,765,174
eBay, Inc. (a)	1,787,845	30,625,785
Estee Lauder Cos., Inc., Class A	595,781	19,464,165
Fortune Brands, Inc.	595,497	20,687,566
Harley-Davidson, Inc.	1,495,165	24,236,625
Kellogg Co.	544,192	25,343,021
McGraw-Hill Cos., Inc.	1,139,834	34,320,402

See Notes to Financial Statements
14

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
Moody's Corp.	1,215,802	$32,036,383
Philip Morris International, Inc.	1,346,264	58,724,036
Procter & Gamble Co.	670,137	34,244,001
Scotts Miracle-Gro Co., Class A	540,545	18,946,102
Starbucks Corp. (a)	1,602,531	22,259,155
Weight Watchers International, Inc.	804,053	20,720,446
		377,401,478
Total Long-Term Investments 96.7% (Cost $1,017,794,354)		1,030,612,388

Repurchase Agreements 2.0%
Banc of America Securities ($1,163,131 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $1,163,133)	1,163,131
JPMorgan Chase & Co. ($19,645,717 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $19,645,744)	19,645,717
State Street Bank & Trust Co. ($152 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $152)	152
Total Repurchase Agreements 2.0% (Cost $20,809,000)	20,809,000
Total Investments 98.7% (Cost $1,038,603,354)	1,051,421,388
Foreign Currency 0.0% (Cost $341,673)	337,759
Other Assets in Excess of Liabilities 1.3%	13,670,511
Net Assets 100.0%	$1,065,429,658

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $653,210,910.

(a) Non-income producing security

CVA—Certification Van Aandelen

See Notes to Financial Statements
15

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2009 continued

Forward foreign currency contracts outstanding as of June 30, 2009:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
Pound Sterling
22,325,000 expiring 07/29/09	US $	$36,728,326	$(400,417)
22,325,000 expiring 07/29/09	US $	36,728,326	(399,970)
22,325,000 expiring 07/29/09	US $	36,728,327	(400,439)
22,325,000 expiring 07/29/09	US $	36,728,327	(420,286)
		$146,913,306	$(1,621,112)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value.

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets*
Assets:
Common Stocks
Tobacco	$58,724,036	$215,793,472	$—	$274,517,508	25.8%
Packaged Foods & Meats	25,343,021	151,923,212	—	177,266,233	16.6
Publishing	34,320,402	71,278,070	—	105,598,472	9.9
Household Products	34,244,001	60,811,208	—	95,055,209	8.9
Distillers & Vintners	16,028,617	41,521,112	—	57,549,729	5.4
Diversified Commercial & Professional Services	—	44,895,522	—	44,895,522	4.2
Pharmaceuticals	—	35,938,396	—	35,938,396	3.4
Specialized Finance	32,036,383	—	—	32,036,383	3.0
Industrial Machinery	—	31,049,918	—	31,049,918	2.9
Internet Software & Services	30,625,785	—	—	30,625,785	2.9
Motorcycle Manufacturers	24,236,625	—	—	24,236,625	2.3
Restaurants	22,259,155	—	—	22,259,155	2.1
Specialized Consumer Services	20,720,446	—	—	20,720,446	1.9
Housewares & Specialties	20,687,566	—	—	20,687,566	1.9
Education Services	19,765,174	—	—	19,765,174	1.9
Personal Products	19,464,165	—	—	19,464,165	1.8
Fertilizers & Agricultural Chemicals	18,946,102	—	—	18,946,102	1.8
Short-Term Investments	—	20,809,000		20,809,000
Total Assets	377,401,478	674,019,910	—	1,051,421,388
Liabilities:
Forward Foreign Currency Contracts	—	(1,621,112)	—	(1,621,112)
Total Liabilities	—	(1,621,112)	—	(1,621,112)
Total	$377,401,478	$672,398,798	$—	$1,049,800,276

*  Summary of Long-Term Investments by Industry Classification as a percentage of net assets totals to 96.7%.

See Notes to Financial Statements
16

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2009

Assets:
Total Investments (Cost $1,038,603,354)	$1,051,421,388
Foreign Currency (Cost $341,673)	337,759
Cash	867
Receivables:
Investments Sold	14,415,497
Dividends	3,536,422
Fund Shares Sold	731,508
Distributor	215,778
Interest	29
Other	104,743
Total Assets	1,070,763,991
Liabilities:
Payables:
Fund Shares Repurchased	1,978,660
Investment Advisory Fee	680,647
Affiliates	159,792
Forward Foreign Currency Contracts	1,621,112
Directors' Deferred Compensation and Retirement Plans	215,885
Accrued Expenses	678,237
Total Liabilities	5,334,333
Net Assets	$1,065,429,658
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$1,162,602,178
Accumulated Undistributed Net Investment Income	27,145,192
Net Unrealized Appreciation	11,233,000
Accumulated Net Realized Loss	(135,550,712)
Net Assets	$1,065,429,658
Maximum Offering Price Per Share:
Class A Shares: Net asset value and redemption price per share (Based on net assets of $651,869,525 and 41,081,879 shares of beneficial interest issued and outstanding)	$15.87
Maximum sales charge (5.75%* of offering price)	0.97
Maximum offering price to public	$16.84
Class B Shares: Net asset value and offering price per share (Based on net assets of $221,136,957 and 14,589,543 shares of beneficial interest issued and outstanding)	$15.16
Class C Shares: Net asset value and offering price per share (Based on net assets of $149,127,019 and 9,681,839 shares of beneficial interest issued and outstanding)	$15.40
Class I Shares: Net asset value and offering price per share (Based on net assets of $43,296,157 and 2,732,896 shares of beneficial interest issued and outstanding)	$15.84

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
17

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $1,578,506)	$35,441,907
Interest	201,962
Total Income	35,643,869
Expenses:
Investment Advisory Fee	9,572,380
Distribution (12b-1) and Service Fees
Class A	1,938,214
Class B	656,256
Class C	1,751,626
Transfer Agent Fees	2,464,012
Accounting and Administrative Expenses	253,489
Reports to Shareholders	194,092
Custody	170,371
Professional Fees	124,262
Registration Fees	71,011
Directors' Fees and Related Expenses	62,227
Other	58,854
Total Expenses	17,316,794
Less Credits Earned on Cash Balances	2,346
Net Expenses	17,314,448
Net Investment Income	$18,329,421
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(135,005,534)
Forward Foreign Currency Contracts	50,165,718
Foreign Currency Transactions	(3,997,304)
Net Realized Loss	(88,837,120)
Unrealized Appreciation/Depreciation:
Beginning of the Period	199,649,459
End of the Period:
Investments	12,818,034
Foreign Currency Translation	36,078
Forward Foreign Currency Contracts	(1,621,112)
11,233,000
Net Unrealized Depreciation During the Period	(188,416,459)
Net Realized and Unrealized Loss	$(277,253,579)
Net Decrease in Net Assets from Operations	$(258,924,158)

See Notes to Financial Statements
18

Van Kampen Global Franchise Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2009	For The Year Ended June 30, 2008
From Investment Activities:
Operations:
Net Investment Income	$18,329,421	$44,927,955
Net Realized Gain/Loss	(88,837,120)	213,458,474
Net Unrealized Depreciation During the Period	(188,416,459)	(569,906,396)
Change in Net Assets from Operations	(258,924,158)	(311,519,967)
Distributions from Net Investment Income:
Class A Shares	(46,890,825)	(10,838,237)
Class B Shares	(17,059,491)	(1,061,705)
Class C Shares	(9,467,420)	(157,135)
Class I Shares	(2,930,148)	(544,822)
	(76,347,884)	(12,601,899)
Distributions from Net Realized Gain:
Class A Shares	(86,875,451)	(125,429,949)
Class B Shares	(30,859,851)	(43,319,319)
Class C Shares	(20,811,793)	(31,113,160)
Class I Shares	(5,137,842)	(4,689,971)
	(143,684,937)	(204,552,399)
Total Distributions	(220,032,821)	(217,154,298)
Net Change in Net Assets from Investment Activities	(478,956,979)	(528,674,265)
From Capital Transactions:
Proceeds from Shares Sold	86,217,928	187,824,005
Net Asset Value of Shares Issued Through Dividend Reinvestment	204,741,520	200,580,798
Cost of Shares Repurchased	(548,516,821)	(616,371,099)
Net Change in Net Assets from Capital Transactions	(257,557,373)	(227,966,296)
Total Decrease in Net Assets	(736,514,352)	(756,640,561)
Net Assets:
Beginning of the Period	1,801,944,010	2,558,584,571
End of the Period (Including accumulated undistributed net investment income of $27,145,192 and $38,987,609, respectively)	$1,065,429,658	$1,801,944,010

See Notes to Financial Statements
19

Van Kampen Global Franchise Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$22.62	$28.95	$25.43	$23.31	$21.04
Net Investment Income (a)	0.27	0.56	0.50	0.33	0.38
Net Realized and Unrealized Gain/Loss	(3.68)	(4.20)	5.08	3.35	2.13
Total from Investment Operations	(3.41)	(3.64)	5.58	3.68	2.51
Less:
Distributions from Net Investment Income	1.17	0.21	0.03	0.39	–0–
Distributions from Net Realized Gain	2.17	2.48	2.03	1.17	0.24
Total Distributions	3.34	2.69	2.06	1.56	0.24
Net Asset Value, End of the Period	$15.87	$22.62	$28.95	$25.43	$23.31
Total Return (b)	–13.53%	–13.89%	22.80%	16.34%	12.02%
Net Assets at End of the Period (In millions)	$651.9	$1,118.0	$1,646.6	$1,399.1	$1,272.4
Ratio of Expenses to Average Net Assets	1.28%	1.17%	1.18%	1.22%	1.28%
Ratio of Net Investment Income to Average Net Assets	1.54%	2.12%	1.83%	1.34%	1.70%
Portfolio Turnover	15%	28%	19%	20%	14%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements
20

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2009		2008		2007	2006	2005
Net Asset Value, Beginning of the Period	$21.84		$27.93		$24.74	$22.73	$20.68
Net Investment Income (a)	0.26		0.51		0.28	0.14	0.20
Net Realized and Unrealized Gain/Loss	(3.57)		(4.06)		4.94	3.27	2.09
Total from Investment Operations	(3.31)		(3.55)		5.22	3.41	2.29
Less:
Distributions from Net Investment Income	1.20		0.06		–0–	0.23	–0–
Distributions from Net Realized Gain	2.17		2.48		2.03	1.17	0.24
Total Distributions	3.37		2.54		2.03	1.40	0.24
Net Asset Value, End of the Period	$15.16		$21.84		$27.93	$24.74	$22.73
Total Return (b)	–13.55	%(c)	–14.01	%(c)	21.91%	15.45%	11.16%
Net Assets at End of the Period (In millions)	$221.1		$369.4		$529.9	$485.2	$465.1
Ratio of Expenses to Average Net Assets	1.28	%(c)	1.33	%(c)	1.93%	1.98%	2.03%
Ratio of Net Investment Income to Average Net Assets	1.55	%(c)	1.98	%(c)	1.06%	0.57%	0.93%
Portfolio Turnover	15%		28%		19%	20%	14%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements
21

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2009		2008		2007		2006		2005
Net Asset Value, Beginning of the Period	$21.99		$28.21		$24.97		$22.92		$20.85
Net Investment Income (a)	0.14		0.36		0.29		0.14		0.20
Net Realized and Unrealized Gain/Loss	(3.57)		(4.09)		4.98		3.31		2.11
Total from Investment Operations	(3.43)		(3.73)		5.27		3.45		2.31
Less:
Distributions from Net Investment Income	0.99		0.01		–0–		0.23		–0–
Distributions from Net Realized Gain	2.17		2.48		2.03		1.17		0.24
Total Distributions	3.16		2.49		2.03		1.40		0.24
Net Asset Value, End of the Period	$15.40		$21.99		$28.21		$24.97		$22.92
Total Return (b)	–14.19	%(c)	–14.51	%(c)	21.91	%(c)	15.49	%(c)	11.17%
Net Assets at End of the Period (In millions)	$149.1		$263.0		$382.0		$337.7		$323.4
Ratio of Expenses to Average Net Assets	2.00	%(c)	1.90	%(c)	1.93	%(c)	1.94	%(c)	2.03%
Ratio of Net Investment Income to Average Net Assets	0.81	%(c)	1.41	%(c)	1.07	%(c)	0.60	%(c)	0.93%
Portfolio Turnover	15%		28%		19%		20%		14%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements
22

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,		October 13, 2006 (Commencement of Operations) to
	2009	2008	June 30, 2007
Net Asset Value, Beginning of the Period	$22.63	$28.95	$26.89
Net Investment Income (a)	0.33	0.81	0.39
Net Realized and Unrealized Gain/Loss	(3.71)	(4.36)	3.80
Total from Investment Operations	(3.38)	(3.55)	4.19
Less:
Distributions from Net Investment Income	1.24	0.29	0.10
Distributions from Net Realized Gain	2.17	2.48	2.03
Total Distributions	3.41	2.77	2.13
Net Asset Value, End of the Period	$15.84	$22.63	$28.95
Total Return (b)	–13.36%	–13.65%	16.45%*
Net Assets at End of the Period (In thousands)	$43,296.2	$51,540.4	$18.6
Ratio of Expenses to Average Net Assets	1.03%	0.92%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.95%	3.20%	2.03%
Portfolio Turnover	15%	28%	19%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*  Non-Annualized

See Notes to Financial Statements
23

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009

1.  Significant Accounting Policies

Van Kampen Global Franchise Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the last reported bid and asked prices obtained from reputable brokers. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Forward foreign currency contracts are valued using quoted foreign exchange rates. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. Short-term securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would

24

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009 continued

receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase greements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are

25

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009 continued

accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized capital gains. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $9,615,578, which will expire on June 30, 2017.

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,059,000,424
Gross tax unrealized appreciation	$164,472,421
Gross tax unrealized depreciation	(172,051,457)
Net tax unrealized depreciation on investments	$(7,579,036)

F.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$92,532,118	$31,567,904
Long-term capital gain	157,140,642	189,776,176
	$249,672,760	$221,344,080

Permanent differences, primarily due to the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes and a net realized gain/losses on foreign currency transactions resulted in the following reclassifications among the Fund's components of net assets at June 30, 2009:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$46,176,046	$(74,426,046)	$28,250,000

26

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009 continued

As of June 30, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$25,767,231

Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and post-October losses of $105,538,069, which are not recognized for tax purposes until the first day of the following fiscal year.

G.  Credits Earned on Cash Balances During the year ended June 30, 2009, the Fund's custody fee was reduced by $2,346 as a result of credits earned on cash balances.

H.  Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

I.  Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 21, 2009. Management has determined that there are no material events that would effect the Fund's Financial Statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited (each a "Subadviser" and a wholly owned subsidiary of Morgan Stanley). The Subadvisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and directors. The Adviser pays each Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

27

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009 continued

For the year ended June 30, 2009, the Fund recognized expenses of approximately $59,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $135,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $736,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the shares of those funds selected by the directors. Investments in such funds of approximately $104,700 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For year ended June 30, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $50,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $321,100. Sales charges do not represent expenses of the Fund.

For the year ended June 30, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $1,678.

28

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009 continued

3.  Capital Transactions

For the years ended June 30, 2009 and 2008 transactions were as follows:

	For The Year Ended June 30, 2009		For The Year Ended June 30, 2008
	Shares	Value	Shares	Value
Sales:
Class A	2,672,366	$44,078,371	3,423,442	$90,994,968
Class B	399,578	6,139,860	469,416	11,942,090
Class C	515,251	7,666,264	510,958	13,207,184
Class I	1,693,312	28,333,433	2,534,491	71,679,763
Total Sales	5,280,507	$86,217,928	6,938,307	$187,824,005
Dividend Reinvestment:
Class A	8,844,146	$126,820,779	4,912,935	$128,963,128
Class B	3,282,449	44,969,558	1,627,817	41,248,413
Class C	1,780,004	24,884,451	981,101	25,135,486
Class I	564,107	8,066,732	199,611	5,233,771
Total Dividend Reinvestment	14,470,706	$204,741,520	7,721,464	$200,580,798
Repurchases:
Class A	(19,855,490)	$(342,781,411)	(15,789,997)	$(421,449,655)
Class B	(6,010,855)	(98,057,245)	(4,153,160)	(104,940,116)
Class C	(4,571,200)	(77,420,332)	(3,076,834)	(78,280,762)
Class I	(1,802,432)	(30,257,833)	(456,837)	(11,700,566)
Total Repurchases	(32,239,977)	$(548,516,821)	(23,476,828)	$(616,371,099)

4.  Redemption Fee

Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2009, the Fund received redemption fees of approximately $8,700, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $189,769,457 and $635,367,548, respectively.

6.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur

29

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009 continued

annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended June 30, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $1,522,527,780 and $1,494,447,429, respectively.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

30

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2009 continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2009.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange	Forward Foreign		Forward Foreign
Contracts	Currency Contracts	$-0-	Currency Contracts	$(1,621,112)

The following tables set forth by primary risk exposure the Fund's realized gains/losses and change in unrealized gains/losses by type of derivative contract for the year ended June 30, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$50,165,718
Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$826,405

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

Van Kampen Global Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Global Franchise Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the Fund's custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2009

32

Van Kampen Global Franchise Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III
President and Principal Executive Officer

Kevin Klingert
Vice President

Stefanie V. Chang Yu
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser

Morgan Stanley Investment
Management Limited
25 Cabot Square, Canary Wharf
London, England E14 4QA

Morgan Stanley Investment
Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286
Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2009. For corporate shareholders 64% of the distributions qualify for the dividends received deduction. The Fund designated and paid $157,140,642 as a long-term capital gain distribution. The Fund intends to pass through foreign tax credits of $1,389,939 and has derived gross income from sources within foreign countries amounting to $25,205,233. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $36,989,492 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen Global Franchise Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

34

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

35

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1998	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Director	Director since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

36

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

37

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

38

Van Kampen Global Franchise Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

39

Van Kampen Global Franchise Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

40

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

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Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with affiliated companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (ET)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

(continued on back)

Van Kampen Global Franchise Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

  Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

475,575,675,676
GLFANN 08/09
IU09-03482P-Y06/09

ANNUAL REPORT

June 30, 2009

MUTUAL FUNDS

Van Kampen

Global Value Equity Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain a prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	OFFER NO BANK GUARANTEE	MAY LOSE VALUE NOT A DEPOSIT

Performance Summary as of 06/30/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 06/30/99 through 06/30/09. Class A shares, adjusted for sales charges.

	A Shares since 10/29/97		B Shares since 10/29/97		C Shares since 10/29/97		I Shares since 12/13/06
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge	w/o sales charges
Since Inception	1.21%	0.70%	0.72%	0.72%	0.51%	0.51%	–15.10%
10-year	–0.07	–0.66	–0.64	–0.64	–0.75	–0.75	–0–
5-year	–2.18	–3.33	–2.89	–3.11	–2.89	–2.89	–0–
1-year	–28.22	–32.34	–28.78	–31.85	–28.70	–29.31	–27.94

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or

1

reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Fund Report

For the 12-month period ended June 30, 2009

Market Conditions

Global markets corrected sharply in the second half of 2008 and into the first quarter of 2009, but swiftly turned course to rebound by 21 percent in the second quarter, as measured by the Morgan Stanley Capital International (MSCI) World Index with net dividends (the "Index"). However, over the 12-month period, all Index sectors registered double-digit declines. The more economically sensitive materials, energy and financials sectors were the weakest performers, while the defensive consumer staples and health care sectors lost the least value.

Since March, the preference of the market has been for leveraged balance sheets, leveraged profit structures and cyclical (that is, economically sensitive) sectors. The market's preference suggests that the worst of the recession is past and economic activity is returning to normal. We heartily disagree. In our view, that financial Armageddon has been averted by globally coordinated central bank intervention does not change the fact that massive and wrenching readjustments are still outstanding in both the western financial system and individual consumer balance sheets. Our obsession with earnings quality leads us to scrutinize pricing power; it is one of the key tools with which we distinguish good from bad earnings structures, and with which we assess profit erosion. Nothing enhances the value of a company like gaining pricing power and nothing damages it as much as the loss of pricing power. We spend a great deal of time in our stock research asking the question—will this company have better or worse pricing power in a year's or more time? In our view, in the vast majority of cases today, the answer is worse, and in some cases substantially worse. We believe any company that can swim against this prevailing tide and retain or improve pricing power should be incredibly valuable.

In such a world where the loss of pricing power is the norm, companies that have the ability to retain or improve their pricing power are increasingly rare. What is so interesting to us at the moment is that rather than being placed on a pedestal, such stocks are often trading cheaper than they have for many many years. The consumer staples sector, which in aggregate we feel has the capability of retaining pricing power, is trading at a 30-year low relative to 10-year bond yields—the 10-year bond is an instrument against which pricing power should be valued, in our opinion. This is an astonishing disconnect and leads us to be particularly bullish about the prospects for the portfolio relative to other equity market opportunities.

Performance Analysis

All share classes of Van Kampen Global Value Equity Fund outperformed the Morgan Stanley Capital International (MSCI) World Index with net dividends (the

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"Index") for the 12 months ended June 30, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended June 30, 2009

Class A		Class B		Class C		Class I		Morgan Stanley Capital International (MSCI) World Index with net dividends
–	28.22%	–	28.78%	–	28.70%	–	27.94%	–	29.50%

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Performance relative to the Index during the reporting period was influenced by a number of factors.

•  During the first half of the period under review, the Fund was well served by its defensive positioning, with overweights to health care and telecommunication services, and underweights to cyclical sectors (materials, energy and industrials), as investors continued to downgrade economically sensitive sectors amid the rapidly deteriorating global economy.

•  In November 2008, the Global Franchise team took over the management of the Global Equity Fund and the most noticeable changes by year end were a significant reduction in the financials allocation and a substantial increase in the weighting in the consumer staples sector.

•  With the rebound in global markets that began in March of this year, led by financials and materials, the Fund's overweight to the defensive consumer staples sector became the biggest detractor to performance over the full period under review.

•  Top contributors to performance over the full period were stock selection in industrials and an overweight to the consumer discretionary sector.

Market Outlook

The most important activity for us now is to vigorously persist in assessing our original conclusions concerning the business and management quality of the franchises the Fund holds to ensure they continue to thrive in today's harsher environment.

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In all market environments we continue to seek investment opportunities in companies with strong business franchises protected by dominant intangible assets. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

5

Top 10 Holdings as of 6/30/09 (Unaudited)
British American Tobacco PLC	9.0%
Imperial Tobacco Group PLC	6.3
Philip Morris International, Inc.	5.5
Swedish Match AB	4.9
Experian PLC	4.2
Unilever PLC	4.1
Wolters Kluwer NV	3.6
Cadbury PLC	3.4
Nestle SA	3.4
Novartis AG	3.4
Summary of Investments by Country Classification as of 6/30/09 (Unaudited)
United States	35.4%
United Kingdom	28.4
Switzerland	6.8
Netherlands	6.7
Sweden	4.9
Jersey Channel Islands	4.2
France	3.3
Finland	2.9
Japan	2.8
Ireland	1.4
Total Long Term Investments	96.8
Total Repurchase Agreements	2.1
Total Investments	98.9
Foreign Currency	0.1
Other Assets in Excess of Liabilities	1.0
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

7

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

8

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/09 - 6/30/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/09	6/30/09	1/1/09-6/30/09
Class A
Actual	$1,000.00	$1,051.85	$8.45
Hypothetical (5% annual return before expenses)	1,000.00	1,016.56	8.30
Class B
Actual	1,000.00	1,048.92	12.29
Hypothetical (5% annual return before expenses)	1,000.00	1,012.79	12.08
Class C
Actual	1,000.00	1,049.39	12.14
Hypothetical (5% annual return before expenses)	1,000.00	1,012.94	11.93
Class I
Actual	1,000.00	1,054.51	7.13
Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00

*  Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.42%, 2.39% and 1.40% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

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Investment Advisory Agreement Approval

VK Global Value Equity Fund

Approval of Sub-Advisory Agreement. Effective as of April 17, 2009, the Fund's investment adviser entered into an investment subadvisory agreement with Morgan Stanley Investment Management Company (the "MSIM Co." or the "subadviser") to assist the investment adviser, Van Kampen Asset Management, and the Fund's existing investment subadviser, Morgan Stanley Investment Management Limited ("MSIM Ltd."), in performing their investment advisory functions. Each of the investment adviser, MSIM Co. and MSIM Ltd. are wholly-owned subsidiaries of Morgan Stanley. As required by the Investment Company Act of 1940, at a meeting held on April 17, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment subadvisory agreement are fair and reasonable and approved the investment subadvisory agreement as being in the best interests of the Fund and its shareholders. Pursuant to the investment subadvisory agreement, personnel employed by the investment subadviser assist in providing portfolio management services to the Fund. The Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser and the services expected to be provided by the investment subadviser, focusing on the capability of the personnel of the investment subadviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors also considered that the new subadvisory arrangement would not materially change the Fund's advisory relationship, the Fund's advisory fee would remain the same, and there would be no decrease in the nature or level of the investment advisory services provided to the Fund. The Board of Directors noted that entry into this new investment subadvisory agreement for the Fund is substantially similar to arrangements entered into by several other Van Kampen funds. The Board of Directors, including the independent directors, evaluated all of the foregoing and, after considering all factors together, has determined, in the exercise of its business judgment that continuance of the investment advisory agreement with the investment adviser coupled with approval of the investment subadvisory agreement with the investment subadviser is in the best interests of the Fund and its shareholders.

Approval of Continuation of Advisory Agreement and Sub-Advisory Agreements. Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreements between the investment adviser and the investment subadvisers be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately. The investment adviser and the investment subadvisers are affiliates and the Board of Directors considered the investment advisory agreement and the subadvisory agreements jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the

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subadvisory agreements and references herein to the investment adviser include collectively the investment adviser and the investment subadvisers.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Directors, and the independent directors voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving the suspension of the continuous offering of the Fund's shares to new investors and a proposed merger of the Fund. The Board of Directors considered the investment advisory agreement over a period of several months and the directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together,

11

has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The directors discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other

12

things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and its affiliates derived from the investment adviser's relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

13

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2009

Description	Number of Shares	Value
Common Stocks 96.8%
Finland 2.9%
Kone Oyj, Class B	159,011	$4,883,492
France 3.3%
Danone SA (rights, expiring 06/12/09) (a)	4	14
Groupe DANONE	112,705	5,573,701
		5,573,715
Ireland 1.4%
C&C Group PLC	684,328	2,304,701
Japan 2.8%
Kao Corp.	212,000	4,620,180
Jersey Channel Islands 4.2%
Experian PLC	942,197	7,061,075
Netherlands 6.7%
Reed Elsevier NV	468,176	5,163,187
Wolters Kluwer NV	345,598	6,047,289
		11,210,476
Sweden 4.9%
Swedish Match AB	508,100	8,259,168
Switzerland 6.8%
Nestle SA	149,931	5,658,569
Novartis AG	139,122	5,652,313
		11,310,882
United Kingdom 28.4%
British American Tobacco PLC	545,175	15,060,675
Cadbury PLC	669,671	5,720,579
Diageo PLC	293,798	4,219,211
Imperial Tobacco Group PLC	408,306	10,619,733
Reckitt Benckiser PLC	108,555	4,947,293
Unilever PLC	295,804	6,941,286
		47,508,777
United States 35.4%
Brown-Forman Corp., Class B	58,654	2,520,949
Career Education Corp. (a)	124,895	3,108,636
eBay, Inc. (a)	281,188	4,816,750
Estee Lauder Cos., Inc., Class A	93,697	3,061,081
Fortune Brands, Inc.	93,659	3,253,714
Harley-Davidson, Inc.	234,385	3,799,381
Kellogg Co.	85,590	3,985,926

See Notes to Financial Statements
14

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2009 continued

Description	Number of Shares	Value
United States (Continued)
McGraw-Hill Cos., Inc.	179,271	$5,397,850
Moody's Corp.	191,219	5,038,621
Philip Morris International, Inc.	211,551	9,227,855
Procter & Gamble Co.	105,397	5,385,787
Scotts Miracle-Gro Co., Class A	85,016	2,979,811
Starbucks Corp. (a)	251,589	3,494,571
Weight Watchers International, Inc.	126,460	3,258,874
		59,329,806
Total Long-Term Investments 96.8% (Cost $143,316,647)		162,062,272

Repurchase Agreements 2.1%
Banc of America Securities ($194,237 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.06%, dated 06/30/09, to be sold on 07/01/09 at $194,238)	194,237
JPMorgan Chase & Co. ($3,280,738 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.05%, dated 06/30/09, to be sold on 07/01/09 at $3,280,742)	3,280,738
State Street Bank & Trust Co. ($25 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 06/30/09, to be sold on 07/01/09 at $25)	25
Total Repurchase Agreements 2.1% (Cost $3,475,000)	3,475,000
Total Investments 98.9% (Cost $146,791,647)	165,537,272
Foreign Currency 0.1% (Cost $261,891)	264,588
Other Assets in Excess of Liabilities 1.0%	1,616,725
Net Assets 100.0%	$167,418,585

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. The total market value of these securities is $102,732,466.

(a)  Non-income producing security.

See Notes to Financial Statements
15

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2009 continued

Forward Foreign Currency Contracts Outstanding as of June 30, 2009:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
Pound Sterling
3,487,500 expiring 07/29/09	US $	$5,737,516	$(62,551)
3,487,500 expiring 07/29/09	US $	5,737,516	(62,481)
3,487,500 expiring 07/29/09	US $	5,737,516	(65,655)
3,487,500 expiring 07/29/09	US $	5,737,516	(62,555)
Total Forward Foreign Currency Contracts			$(253,242)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value.

Investment Type	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total	Percent of Net Assets*
Assets
Common Stocks
Tobacco	$9,227,855	$33,939,576	$—	$43,167,431	25.8%
Packaged Foods & Meats	3,985,926	23,894,150	—	27,880,076	16.7
Publishing	5,397,850	11,210,476	—	16,608,326	9.9
Household Products	5,385,787	9,567,473	—	14,953,260	8.9
Distillers & Vintners	2,520,948	6,523,911	—	9,044,859	5.4
Diversified Commercial & Professional Services	—	7,061,075	—	7,061,075	4.2
Pharmaceuticals	—	5,652,313	—	5,652,313	3.4
Specialized Finance	5,038,621	—	—	5,038,621	3.0
Industrial Machinery	—	4,883,492	—	4,883,492	2.9
Internet Software & Services	4,816,750	—	—	4,816,750	2.9
Motorcycle Manufacturers	3,799,381	—	—	3,799,381	2.3
Restaurants	3,494,571	—	—	3,494,571	2.1
Education Services	3,108,637	—	—	3,108,637	1.9
Housewares & Specialties	3,253,714	—	—	3,253,714	1.9
Specialized Consumer Services	3,258,874	—	—	3,258,874	1.9
Fertilizers & Agricultural Chemicals	2,979,811	—	—	2,979,811	1.8
Personal Products	3,061,081	—	—	3,061,081	1.8
Short-Term Investments	—	3,475,000	—	3,475,000
Total Assets	59,329,806	106,207,466	—	165,537,272
Liabilities
Forward Foreign Currency Contracts	—	(253,242)	—	(253,242)
Total Liabilities	—	(253,242)	—	(253,242)
Total	$59,329,806	$105,954,224	$—	$165,284,030

*  Summary of Long-Term Investments by Industry Classification as a percentage of net assets totals to 96.8%.

See Notes to Financial Statements
16

Van Kampen Global Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2009

Assets:
Total Investments (Cost $146,791,647)	$165,537,272
Foreign Currency (Cost $261,891)	264,588
Cash	650
Receivables:
Investments Sold	1,966,764
Dividends	672,738
Fund Shares Sold	54,714
Other	69,242
Total Assets	168,565,968
Liabilities:
Payables:
Fund Shares Repurchased	268,711
Distributor and Affiliates	126,136
Investment Advisory Fee	93,071
Forward Foreign Currency Contracts	253,242
Directors' Deferred Compensation and Retirement Plans	155,227
Accrued Expenses	250,996
Total Liabilities	1,147,383
Net Assets	$167,418,585
Net Assets Consist of:
Capital (Par value of $0.001 per share with 1,500,000,000 shares authorized)	$256,904,200
Net Unrealized Appreciation	18,512,868
Accumulated Undistributed Net Investment Income	7,180,849
Accumulated Net Realized Loss	(115,179,332)
Net Assets	$167,418,585
Maximum Offering Price Per Share:
Class A Shares: Net Asset value and redemption price per share (Based on net assets of $141,917,526 and 20,769,065 shares of beneficial interest issued and outstanding)	$6.83
Maximum sales charge (5.75%* of offering price)	0.42
Maximum offering price to public	$7.25
Class B Shares: Net asset value and offering price per share (Based on net assets of $12,360,334 and 1,852,639 shares of beneficial interest issued and outstanding)	$6.67
Class C Shares: Net asset value and offering price per share (Based on net assets of $13,052,341 and 1,981,009 shares of beneficial interest issued and outstanding)	$6.59
Class I Shares: Net asset value and offering price per share (Based on net assets of $88,384 and 12,964 shares of beneficial interest issued and outstanding)	$6.82

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
17

Van Kampen Global Value Equity Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $394,188)	$6,880,582
Interest	15,151
Total Income	6,895,733
Expenses:
Investment Advisory Fee	1,362,067
Distribution (12b-1) and Service Fees
Class A	426,212
Class B	167,555
Class C	157,000
Transfer Agent Fees	704,544
Reports to Shareholders	180,650
Professional Fees	97,405
Custody	84,656
Accounting and Administrative Expenses	79,979
Registration Fees	69,299
Directors' Fees and Related Expenses	34,373
Other	23,445
Total Expenses	3,387,185
Less Credits Earned on Cash Balances	116
Net Expenses	3,387,069
Net Investment Income	$3,508,664
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(115,181,157)
Foreign Currency Transactions	348,463
Forward Foreign Currency Contracts	3,138,945
Net Realized Loss	(111,693,749)
Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,319,440)
End of the Period:
Investments	18,745,625
Forward Foreign Currency Contracts	(253,242)
Foreign Currency Translation	20,485
18,512,868
Net Unrealized Appreciation During the Period	19,832,308
Net Realized and Unrealized Loss	$(91,861,441)
Net Decrease in Net Assets from Operations	$(88,352,777)

See Notes to Financial Statements
18

Van Kampen Global Value Equity Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2009	For The Year Ended June 30, 2008
From Investment Activities:
Operations:
Net Investment Income	$3,508,664	$6,653,810
Net Realized Gain/Loss	(111,693,749)	40,378,677
Net Unrealized Appreciation/Depreciation During the Period	19,832,308	(124,149,815)
Change in Net Assets from Operations	(88,352,777)	(77,117,328)
Distributions from Net Investment Income:
Class A Shares	(5,696,079)	(4,959,948)
Class B Shares	(342,171)	(212,883)
Class C Shares	(392,907)	(245,523)
Class I Shares	(4,666)	(40,651)
	(6,435,823)	(5,459,005)
Distributions from Net Realized Gain:
Class A Shares	(15,514,984)	(34,189,289)
Class B Shares	(1,566,159)	(4,653,195)
Class C Shares	(1,560,475)	(3,259,671)
Class I Shares	(11,047)	(239,960)
	(18,652,665)	(42,342,115)
Total Distributions	(25,088,488)	(47,801,120)
Net Change in Net Assets from Investment Activities	(113,441,265)	(124,918,448)
From Capital Transactions:
Proceeds from Shares Sold	11,336,284	33,137,247
Net Asset Value of Shares Issued Through Dividend Reinvestment	24,250,130	46,081,653
Cost of Shares Repurchased	(72,463,946)	(91,839,535)
Net Change in Net Assets from Capital Transactions	(36,877,532)	(12,620,635)
Total Decrease in Net Assets	(150,318,797)	(137,539,083)
Net Assets:
Beginning of the Period	317,737,382	455,276,465
End of the Period (Including accumulated undistributed net investment income of $7,180,849 and $6,614,043, respectively)	$167,418,585	$317,737,382

See Notes to Financial Statements
19

Van Kampen Global Value Equity Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$11.16	$15.42	$12.75	$11.47	$10.70
Net Investment Income (a)	0.14	0.25	0.22	0.18	0.14
Net Realized and Unrealized Gain/Loss	(3.45)	(2.78)	3.17	1.18	0.63
Total from Investment Operations	(3.31)	(2.53)	3.39	1.36	0.77
Less:
Distributions from Net Investment Income	0.27	0.22	0.19	0.08	-0-
Distributions from Net Realized Gain	0.75	1.51	0.53	-0-	-0-
Total Distributions	1.02	1.73	0.72	0.08	-0-
Net Asset Value, End of the Period	$6.83	$11.16	$15.42	$12.75	$11.47
Total Return* (b)	–28.22%	–18.22%	27.18%	11.89%	7.20%
Net Assets at End of the Period (In millions)	$141.9	$265.2	$365.3	$298.5	$133.2
Ratio of Expenses to Average Net Assets*	1.55%	1.26%	1.25%	1.34%	1.46%
Ratio of Net Investment Income to Average Net Assets*	1.85%	1.83%	1.58%	1.46%	1.23%
Portfolio Turnover	107%	35%	26%	29%	28%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.48%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	1.21%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
20

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of the Period	$10.83	$14.96	$12.31	$11.08	$10.41
Net Investment Income (a)	0.08	0.13	0.11	0.04	0.03
Net Realized and Unrealized Gain/Loss	(3.32)	(2.68)	3.07	1.19	0.64
Total from Investment Operations	(3.24)	(2.55)	3.18	1.23	0.67
Less:
Distributions from Net Investment Income	0.17	0.07	-0-	-0-	-0-
Distributions from Net Realized Gain	0.75	1.51	0.53	-0-	-0-
Total Distributions	0.92	1.58	0.53	-0-	-0-
Net Asset Value, End of the Period	$6.67	$10.83	$14.96	$12.31	$11.08
Total Return* (b)	–28.78%	–18.79%	26.24%	11.10%	6.44%
Net Assets at End of the Period (In millions)	$12.4	$28.1	$53.9	$52.5	$193.2
Ratio of Expenses to Average Net Assets*	2.31%	2.02%	2.02%	2.09%	2.23%
Ratio of Net Investment Income to Average Net Assets*	1.04%	0.95%	0.80%	0.33%	0.26%
Portfolio Turnover	107%	35%	26%	29%	28%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	N/A	N/A	2.25%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	0.24%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements
21

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of the Period	$10.75		$14.91		$12.34		$11.12	$10.45
Net Investment Income (a)	0.08		0.14		0.12		0.07	0.03
Net Realized and Unrealized Gain/Loss	(3.30)		(2.68)		3.07		1.15	0.64
Total from Investment Operations	(3.22)		(2.54)		3.19		1.22	0.67
Less:
Distributions from Net Investment Income	0.19		0.11		0.09		-0-	-0-
Distributions from Net Realized Gain	0.75		1.51		0.53		-0-	-0-
Total Distributions	0.94		1.62		0.62		-0-	-0-
Net Asset Value, End of the Period	$6.59		$10.75		$14.91		$12.34	$11.12
Total Return* (b)	–28.70	%(c)	–18.81	%(c)	26.32	%(c)	10.97%	6.41%
Net Assets at End of the Period (In millions)	$13.1		$24.5		$33.6		$28.9	$28.6
Ratio of Expenses to Average Net Assets*	2.28	%(c)	2.00	%(c)	1.99	%(c)	2.09%	2.23%
Ratio of Net Investment Income to Average Net Assets*	1.11	%(c)	1.09	%(c)	0.85	%(c)	0.58%	0.31%
Portfolio Turnover	107%		35%		26%		29%	28%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		N/A		N/A	2.25%
Ratio of Net Investment Income to Average Net Assets	N/A		N/A		N/A		N/A	0.29%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

N/A=Not Applicable

See Notes to Financial Statements
22

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class I Shares	Year Ended June 30,		December 13, 2006 (Commencement of Operations) to
	2009	2008	June 30, 2007
Net Asset Value, Beginning of the Period	$11.16	$15.42	$14.56
Net Investment Income (a)	0.16	0.22	0.15
Net Realized and Unrealized Gain/Loss	(3.45)	(2.71)	1.46
Total from Investment Operations	(3.29)	(2.49)	1.61
Less:
Distributions from Net Investment Income	0.30	0.26	0.22
Distributions from Net Realized Gain	0.75	1.51	0.53
Total Distributions	1.05	1.77	0.75
Net Asset Value, End of the Period	$6.82	$11.16	$15.42
Total Return (b)	–27.94%	–18.01%	11.58%*
Net Assets at End of the Period (In millions)	$0.1	$0.0 **	$2.5
Ratio of Expenses to Average Net Assets	1.40%	1.02%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.43%	1.57%	1.85%
Portfolio Turnover	107%	35%	26%

*  Non-Annualized

**  Amount is less than $50,000.

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Financial Statements
23

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2009

1.  Significant Accounting Policies

Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified series of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a U.S. exchange are valued at their last quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Directors. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-trade securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Forward foreign currency contracts are valued using quoted foreign exchange rates. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. Short-term securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Fair Value Measurements Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting

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Notes to Financial Statements ■ June 30, 2009 continued

entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

E.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest

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Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2009 continued

Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended June 30, 2009, remains subject to examination by taxing authorities.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current year, the Fund did not utilize capital losses carried forward. At June 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $26,400,843, which will expire on June 30, 2017.

At June 30, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$147,707,564
Gross tax unrealized appreciation	$22,592,660
Gross tax unrealized depreciation	(4,762,952)
Net tax unrealized appreciation on investments	$17,829,708

F.  Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$6,755,549	$11,341,275
Long-term capital gain	20,377,665	36,971,431
	$27,133,214	$48,312,706

Permanent differences, primarily due to currency gain/losses and equalization debits, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2009:

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Capital
$3,493,965	$(4,361,958)	$867,993

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,475,789

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October capital and currency losses in the amount of $87,862,570 and $373,406, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

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Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2009 continued

G.  Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expense are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally changes in currency exchange rates will affect the value of and investment income from such securities.

H.  Credits Earned on Cash Balances During the year ended June 30, 2009, the Fund's custody fee was reduced by $116 as a result of credits earned on cash balances.

I.  Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statement through August 21, 2009. Management has determined that there are no material events or transactions that would effect the Fund's financial statements or require disclosure in the Fund's financial statements through this date.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.670%
Next $500 million	.645%
Next $1 billion	.620%
Next $1 billion	.595%
Next $1 billion	.570%
Over $4.5 billion	.545%

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Notes to Financial Statements ■ June 30, 2009 continued

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited (each a "Subadviser" and a wholly owned subsidiary of Morgan Stanley). The Subadvisers provide the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and directors. The Adviser pays each Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

For the year ended June 30, 2009, the Fund recognized expenses of approximately $12,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $60,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the legal services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2009, the Fund recognized expenses of approximately $305,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the directors. Investments in such funds of approximately $69,200 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2009, the Fund paid brokerage commission to Morgan Stanley & Co., Inc., an affiliate of the adviser totaling $7,679.

For the year ended June 30, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $17,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $30,100. Sales charges do not represent expenses of the Fund.

At June 30, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 712 shares of Class I.

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Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2009 continued

3.  Capital Transactions

For the years ended June 30, 2009 and 2008, transactions were as follows:

	For The Year Ended June 30, 2009		For The Year Ended June 30, 2008
	Shares	Value	Shares	Value
Sales:
Class A	1,253,567	$9,461,336	1,885,425	$26,308,360
Class B	129,955	1,004,068	333,601	4,622,187
Class C	102,593	714,304	125,152	1,669,850
Class I	21,384	156,576	39,853	536,850
Total Sales	1,507,499	$11,336,284	2,384,031	$33,137,247
Dividend Reinvestment:
Class A	3,355,544	$20,566,946	2,872,734	$38,178,543
Class B	306,624	1,849,206	361,843	4,685,868
Class C	305,359	1,819,015	250,175	3,217,242
Class I	2,454	14,963	-0-	-0-
Total Dividend Reinvestment	3,969,981	$24,250,130	3,484,752	$46,081,653
Repurchases:
Class A	(7,597,711)	$(58,569,011)	(4,690,318)	$(62,590,507)
Class B	(1,177,963)	(8,911,306)	(1,703,163)	(22,254,342)
Class C	(702,604)	(4,904,120)	(356,215)	(4,615,713)
Class I	(11,586)	(79,509)	(199,004)	(2,378,973)
Total Repurchases	(9,489,864)	$(72,463,946)	(6,948,700)	$(91,839,535)

4.  Redemption Fee

Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended June 30, 2009, the Fund received redemption fees of approximately $1,100 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $217,554,438 and $274,237,568, respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including

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Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2009 continued

derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $89,700,937 and $157,914,317, respectively.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective January 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2009.

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange	Forward Foreign		Forward Foreign
Contracts	Currency Contracts	$-0-	Currency Contracts	$(253,242)

The following tables set forth by primary risk exposure the Fund's realized gains/losses and change in unrealized gains/losses by type of derivative contract for the period ended June 30, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$3,138,945
Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Forward Foreign Currency Contracts
Foreign Exchange Contracts	$89,526

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Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2009 continued

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,566,200 and $1,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Proposed Plan of Reorganization

The Board of Directors of the Fund has determined that the Fund's shareholders would benefit from a proposed plan of reorganization of the Fund into Van Kampen Global Franchise Fund, a fund that pursues an investment objective and principal investment strategies that are substantially the same as the Fund's. Proxy statements have been mailed to shareholders of the Fund requesting their approval of the plan of reorganization. The outcome of this vote is still pending.

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Van Kampen Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global
Value Equity Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the Fund's custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 21, 2009

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Van Kampen Global Value Equity Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Edward C. Wood III

President and Principal Executive Officer

Kevin Klingert

Vice President

Stefanie V. Chang Yu

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

Stuart N. Schuldt

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

522 Fifth Avenue

New York, New York 10036

Investment Subadviser

Morgan Stanley Investment
Management Company
23 Church Street
16-01 Capital Square
Singapore 049481

Morgan Stanley Investment
Management Limited
25 Cabot Square, Canary Wharf
London, England E14 4QA

Distributor

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian

State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche
111 South Wacker Drive
Chicago, Illinois 60606-4301

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2009. For corporate shareholders 41% of the distributions qualify for the dividends received deduction. The Fund designated and paid $20,377,665 as a long term capital gain distribution. The Fund intends to pass through foreign tax credits of $319,726 and has derived net income from sources within foreign countries amounting to $4,613,984. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $6,603,019 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

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Van Kampen Global Value Equity Fund

Director and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds' Board of Directors and the Funds' officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers' Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

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Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

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Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Director	Director since 1997	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

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Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority ("FINRA"), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

37

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

38

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Interested Director*

Name, Age and Address of Interested Director	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†  As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

39

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

40

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

41

Van Kampen Global Value Equity Fund

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Global Value Equity Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Global Value Equity Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with affiliated companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Global Value Equity Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•  Calling us at (800) 847-2424
Monday–Friday between 8a.m. and 8p.m. (ET)

•  Writing to us at the following address:
Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

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Van Kampen Global Value Equity Fund

An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

  Van Kampen Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

138, 338, 538
MSGLANN 08/09
IU09-03480P-Y06/09

Item 2.  Code of Ethics.

(a)                                  The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009.  Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

			Covered
	Registrant		Entities(1)
2009
Audit Fees	233,590		N/A

Non-Audit Fees
Audit-Related Fees	0		498,000	(2)
Tax Fees	16,500	(3)	0
All Other Fees	8,400		5,000
Total Non-Audit Fees	24,900		503,000

Total	258,490		503,000

2008
Audit Fees	244,125		N/A

Non-Audit Fees
Audit-Related Fees	0		215,000	(2)
Tax Fees	9,900	(3)	0
All Other Fees	0		0
Total Non-Audit Fees	9,900		215,000

Total	254,025		215,000

N/A- Not applicable, as not required by Item 4.

(1)        Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)        Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)        Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.                                      STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)                                This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)                                Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general  pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a  detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•                  Van Kampen Investments Inc.

•                  Van Kampen Asset Management

•                  Van Kampen Advisors Inc.

•                  Van Kampen Funds Inc.

•                  Van Kampen Investor Services Inc.

•                  Morgan Stanley Investment Management Inc.

•                  Morgan Stanley Trust Company

•                  Morgan Stanley Investment Management Ltd.

•                  Morgan Stanley Investment Management Company

•                  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Series Funds, Inc.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: August 20, 2009

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: August 20, 2009